EXHIBIT 10(b)


                             McDONALD'S CORPORATION

                             PROFIT SHARING PROGRAM




                            As amended and restated
                                   effective
                                January 1, 1996



                 McDONALD'S CORPORATION PROFIT SHARING PROGRAM

                              Summary of Contents

                                                                 Page

     ARTICLE I - DEFINITIONS

       1.1     "Account".........................................  3
       1.2     "Active Participant"..............................  6
       1.3     "Affiliated Service Group"........................  7
       1.4     "Authorized Leave of Absence".....................  9
       1.5     "Auxiliary ESOP"..................................  9
       1.6     "Beneficiary".....................................  9
       1.7     "Board of Directors"..............................  9
       1.8     "Break in Service"................................  9
       1.9     "Committee".......................................  9
       1.10    "Commonly Controlled Corporation".................  9
       1.11    "Commonly Controlled Entity"......................  9
       1.12    "Company".........................................  9
       1.13    "Company Stock"................................... 10
       1.14    "Considered Compensation"......................... 10
       1.15    "Credited Service"................................ 12
       1.16    "Disability"...................................... 13
       1.17    "Disqualified Person"............................. 13
       1.18    "Domestic Affiliate".............................. 13
       1.19    "Effective Date".................................. 13
       1.20    "Eligibility Computation Period".................. 13
       1.21    "Eligibility Service"............................. 14
       1.22    "Employee"........................................ 13
       1.23    "Employer"........................................ 14
       1.24    "Employer Contributions".......................... 14
       1.25    "Entry Date"...................................... 15
       1.26    "ERISA"........................................... 15
       1.27    "Five Percent Owner".............................. 15
       1.28    "Foreign Affiliate"............................... 15
       1.29    "Forfeiture"...................................... 15
       1.30    "Highly Compensated Employee"..................... 15
       1.31    "Hour of Service"................................. 17
       1.32    "Internal Revenue Code"........................... 21
       1.33    "Investment Fund"................................. 21
       1.34    "Leased Employee"................................. 21
       1.35    "Leveraged ESOP".................................. 21
       1.36    "Leveraged ESOP Suspense Account.................. 21
       1.37    "Licensee"........................................ 22
       1.38    "McDESOP"......................................... 22
       1.39    "Non-highly Compensated Employee"................. 22
       1.40    "Parental Leave".................................. 22
       1.41    "Participant"..................................... 22
       1.42    "Participant Contributions"....................... 23
       1.43    "Participant Elected Contributions"............... 23
       1.44    "Party in Interest"............................... 23
       1.45    "Program"......................................... 23
       1.46    "Plan Administrator............................... 23
       1.47    "Plan Year"....................................... 23
       1.48    "Profit Sharing Plan"............................. 23
       1.49    "Qualified Preretirement Survivor Annuity"........ 23
       1.50    "Related Plan".................................... 24
       1.51    "Required Beginning Date"......................... 24
       1.52    "Rollover"........................................ 24
       1.53    "STIF Fund"....................................... 24
       1.54    "Stock Sharing"................................... 25
       1.55    "Subsidiary"...................................... 25
       1.56    "Termination of Employment"....................... 25
       1.57    "Top Paid Group".................................. 25
       1.58    "Trust"........................................... 25
       1.59    "Trust Agreement"................................. 25
       1.60    "Trustee"......................................... 26
       1.61    "Trust Fund"...................................... 26
       1.62    "Valuation Date".................................. 26
       1.63    "Vesting Retirement Date"......................... 26
       1.64    "Year of Credited Service"........................ 26
       1.65    "Year of Eligibility Service"..................... 26

     ARTICLE II - PARTICIPATION

       2.1     Participation..................................... 27
       2.2     Certification of Participation and Compensation
               to Committee...................................... 27
       2.3     Termination of Employment, Break in Service,
               Reemployment and Change in Employment Status...... 27
       2.4     Employees of Foreign or Domestic Affiliates....... 28
       2.5     Leased Employee................................... 28

     ARTICLE III - PROFIT SHARING PLAN EMPLOYER CONTRIBUTIONS

       3.1     Profit Sharing Contributions...................... 29
       3.2     Payment of Contributions Made Pursuant to
               Article III....................................... 30

     ARTICLE IV - McDESOP EMPLOYER CONTRIBUTIONS

       4.1     Amount of Employer Matching Contributions......... 31
       4.2     Leveraged ESOP Contributions...................... 33
       4.3     Annual Employer Contribution Elections............ 35
       4.4     Additional Employer Contributions................. 36
       4.5     Payment of Contributions Made Pursuant to
               Article IV........................................ 36
       4.6     Form of Contributions............................. 37

     ARTICLE V - PARTICIPANT ELECTED CONTRIBUTIONS

       5.1     Participant Elected Contributions................. 38
       5.2     Restrictions on Participant Elected Contributions. 39
       5.3     Allocation of Income to Certain Distributed
               Amounts........................................... 42
       5.4     Multiple Use of Alternative Limitations........... 43
       5.5     Excess Compensation Reduction Elections........... 44
       5.6     Deadline for Participant Elected Contributions.... 45
       5.7     Application of the Limitations of Sections
               5.2(c), 5.2(e), 4.1(c), 5.4 and 9.1............... 45

     ARTICLE VI - LEVERAGED AUXILIARY ESOP PROVISIONS

       6.1     Power to Borrow................................... 47
       6.2     Accounting for Loan Proceeds and Leveraged ESOP
               Contributions..................................... 48
       6.3     Release from Leveraged ESOP Suspense Account...... 48
       6.4     Installment Payments on Exempt Loan............... 50
       6.5     Non-Terminable Rights and Protections............. 51
       6.6     Independent Appraisals Required................... 52

     ARTICLE VII - ALLOCATIONS OF CONTRIBUTIONS

       7.1     Profit Sharing Contribution Allocation Formula.... 53
       7.2     Employer Matching Contributions, Additional
               Employer Contributions and Special Section 401(k)
               Employer Contributions............................ 54
       7.3     Leveraged ESOP Contributions...................... 55
       7.4     Participant Elected Contributions................. 56
       7.5     Timing of Allocations............................. 56

     ARTICLE VIII - ROLLOVER CONTRIBUTIONS AND TRUSTEE TRANSFERS

       8.1     Participant Rollovers............................. 57
       8.2     Limited Participation............................. 57
       8.3     Withdrawal of Rollovers........................... 57
       8.4     Rollover Not Forfeitable.......................... 57

     ARTICLE IX - LIMITATIONS ON CONTRIBUTIONS
             BECAUSE OF FEDERAL LEGISLATION

       9.1     Limitations on Contributions...................... 58
       9.2     Employer Contribution Reductions.................. 62

     ARTICLE X - TRUSTEE AND TRUST FUNDS

       10.1    Trust Agreements.................................. 63
       10.2    Trustee's Duties.................................. 63
       10.3    Trust Expenses.................................... 63
       10.4    Trust Entity...................................... 63
       10.5    Right of the Employers to Trust Assets............ 63
       10.6    Trust Investment Funds............................ 64
       10.7    Investment of Participant's Employer Profit
               Sharing Contributions............................. 67
       10.8 Investment Election with Regard to a Participant's Profit Sharing, Diversification, Investment Savings
               and Rollover Accounts............................. 67
       10.9    Failure to Make an Investment Election............ 68
       10.10   Diversification of McDESOP and Leveraged ESOP
               Contributions..................................... 69
       10.11   Effective Date of Participant's Investment and
               Diversification Elections......................... 73
       10.12   Trust Income...................................... 73
       10.13   Adjustment of Participant Account Balances and
               Leveraged ESOP Suspense Accounts.................. 73
       10.14   Allocation of Income to Holding Funds............. 75
       10.15   Separate Accounting in the Trust Fund............. 75
       10.16   Trust Investment.................................. 75
       10.17   Separate Accounting for Leveraged ESOP Suspense
               Account........................................... 75
       10.18   Correction of Error............................... 76
       10.19   Statement of Accounts............................. 76
       10.20   Purchase or Sale of Company Stock................. 76
       10.21   Shareholder Rights in Company Stock............... 77
       10.22   Cash Distributions with Respect to Company Stock.. 79
       10.23   Holding Funds..................................... 79

     ARTICLE XI - DISTRIBUTION OF BENEFITS

       11.1    Distributions, General............................ 81
       11.2    Payment of Net Balance Account on Disability, or
               on Retirement or Other Termination of Employment.. 81
       11.3    Payment of Net Balance Account on Death of
               Participant....................................... 91
       11.4    Vesting and Forfeitures...........................95
       11.5    Payment of Employer Profit Sharing Contribution
               for Year of Termination of Employment.............98
       11.6    Designation of Beneficiary and Form of
               Beneficiary Benefit...............................98
       11.7    Incompetency, Distribution of Benefits............99
       11.8    Deduction of Taxes from Accounts Payable..........100
       11.9    Deadline for Payment of Benefits..................100
       11.10   Spousal Consent to a Beneficiary or a Waiver......100
       11.11   Single Sum Payment without Election...............101
       11.12   Installment Payments..............................101
       11.13   Required Minimum Distributions to Employed
               Participants......................................103
       11.14   Transitional Rules................................104
       11.15   Sale of Restaurant - Special Vesting Rules........104
       11.16   In-Service Withdrawals............................105
       11.17   Direct Rollovers..................................106

     ARTICLE XII - SUBSIDIARY PARTICIPATION

       12.1    Adoption of Program and Trust.....................109
       12.2    Withdrawal from Program by Participating
               Employer..........................................109

     ARTICLE XIII - ADMINISTRATION OF The Program

       13.1    Appointment and Removal of, and Resignation by,
               Trustee...........................................111
       13.2    Appointment of Committee; Tenure in Office........111
       13.3    Named Fiduciaries.................................111
       13.4    Delegation of Responsibilities....................112
       13.5    Committee Duties..................................112
       13.6    Committee Action by Majority -- Authorization of
               Members to Execute Documents......................113
       13.7    Secretary.........................................114
       13.8    Member as Participant.............................114
       13.9    Rules and Decisions...............................114
       13.10   Agents and Counsel................................114
       13.11   Authorization of Benefit Distribution.............114
       13.12   Claims Procedure..................................114
       13.13   Information to be Furnished to Committee..........115
       13.14   Plan Administrator................................116
       13.15   Fiduciary as Participant..........................116
       13.16   Fiduciary Responsibility..........................116

     ARTICLE XIV - AMENDMENT, TERMINATION, MERGER AND
               CONSOLIDATION OF PLAN

       14.1    Amendment.........................................117
       14.2    Termination of Program By the Company.............117
       14.3    Merger, Consolidation, or Transfer of Assets......118
       14.4    Transfer of Assets from Plans of Subsidiaries.....118

     ARTICLE XV - TOP HEAVY PROVISIONS

       15.1    Application.......................................120
       15.2    Special Top Heavy Definitions.....................120
       15.3    Special Top Heavy Provisions......................127

     ARTICLE XVI - MISCELLANEOUS PROVISIONS

       16.1    Headings..........................................131
       16.2    Indemnification...................................131
       16.3    Employees' Trust..................................131
       16.4    Nonalienation of Benefits.........................131
       16.5    Qualified Domestic Relations Order................132
       16.6    Unclaimed Amounts.................................133
       16.7    Maximum Age Condition.............................135
       16.8    Invalidity of Certain Provisions..................135
       16.9    Gender and Number.................................135
       16.10   Law Governing.....................................136


                 MCDONALD'S CORPORATION PROFIT SHARING PROGRAM


          History. The McDonald's Corporation Savings and Profit Sharing Plan, as amended and restated effective January 1, 1987 ("Profit Sharing Plan") and subsequently amended from time to time and the McDonald's Matching and Deferred Stock Ownership Plan, as amended and restated effective January 1, 1984 ("McDESOP") and subsequently amended from time to time, were merged, effective December 31, 1988, amended and restated effective January 1, 1989, and renamed the "McDonald's Corporation Profit Sharing Program" (the "Program"). The Program was subsequently amended from time to time and was amended and restated effective July 1, 1992. The McDonald's Stock Sharing Plan ("Stock Sharing Plan") was amended and restated effective January 1, 1989.

          The Stock Sharing Plan was merged into the Program effece

     after the close of business on December 2199995. After the merger, the Stock Sharing portion of the Program continued to be controlled by the McDonald's Stock Sharing Plan, as amended and restated effective
  JJaanuary 1, 1989 and the Profit Sharing portion of the Program continued to be controlled by the McDonald's Corporation Profit Sharing Program, as amended and restated effective January 1, 1992 until January 1, 1996, the effective date of this restatement. The assets of the McDonald's Stock Sharing Trust were transferred to the McDonald's Matching and Deferred Stock Ownership Trust on or after December 29, 1995 until such time as there were no remaining assets and the Trust ceased to exist.

          The Program is hereby amended and restated in one Plan document effective January 1, 1996, except as otherwise specifically provided herein.

          Structure and Purpose.  The Program has four component portions,
     (1) the Profit Sharing Plan portion which is intended to be a profit sharing plan and to meet the requirements of Sections 401(a) of the Internal Revenue Code, (2) the McDESOP portion which is intended to meet the requirements for a stock bonus plan and a cash or deferred arrangement under Sections 401(a) and 401(k) of the Internal Revenue Code, (3) the Leveraged ESOP portion which is intended to meet the requirements of a stock bonus plan and a leveraged employee stock ownership plan under Sections 401(a) and 4975(e)(7) of the Internal Revenue Code and (4) the Stock Sharing portion which is intended to meet the requirements of a stock bonus plan and a tax credit ESOP in accordance with Sections 401(a) and 409 of the Internal Revenue Code and Section 41 of the Internal Revenue Code before its repeal with respect to compensation paid or accrued after December 31, 1986. Each portion of the Program shall be interpreted in a manner consistent with it meeting the requirements of the respective Internal Revenue Code Sections applicable thereto. The assets of the Leveraged ESOP portion of the Program and the Stock Sharing portion of the Program shall be invested primarily in qualifying employer securities as defined in Section 409(l) of the Internal Revenue Code.

          Application of Provisions. The purposes of the McDonald's Corporation Profit Sharing Program are to permit Participants (1) to share in the success of the Company by receiving a portion of its profits, (2) to provide employees a convenient means to save for their own future retirement security through their participation in this Program and (3) to provide Participants individually and as a group with a substantial ownership interest in the Company.

          Except as otherwise specifically provided herein, the Program as amended and restated herein applies to persons who are Employees on and after January 1, 1996. Eligibility, benefits, payment of benefits and the amount of benefits, if any, of a person whose employment with an Employer terminated before January 1, 1996, and who is not rehired by an Employer on or after January 1, 1996, shall, except as otherwise specifically provided herein, be determined in accordance with the provisions of the Program, the Stock Sharing Plan, or of McDESOP and the Profit Sharing Plan as in effect on the date the person ceased to be an Employee of an Employer.


                                  DEFINITIONS

          The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

         1.1 "Account" means a Participant's share of contributions and Forfeitures arising under the Program, and the income, profits and increments thereon less all losses, expenses and distributions chargeable thereto.

               (a) Each Participant may have one or more of the following Accounts in the Profit Sharing portion of the Program ("Profit Sharing Accounts") which shall be held in the Trust Fund:

                    (1) "Investment Savings Account," to which shall be credited the Participant's after tax Participant
               Contributions to the Profit Sharing Plan which were made before January 1, 1987.

                    (2) "Profit Sharing Account," to which shall be credited each Participant's share of Employer Profit Sharing Contributions with respect to the Profit Sharing Plan allocated in accordance with Section 7.1. A Participant's Profit Sharing Account shall include his "Pre-Break Profit Sharing Account" and his "Post-Break Profit Sharing Account" pursuant to Section 11.4(e), if applicable.

                    (3) "Profit Sharing Holding Account," to which shall be credited the Participant's share of Employer Profit Sharing Contributions until such contributions shall be removed and invested in accordance with Sections 10.7 and
               10.8 as of each February 1.

                    (4) "Rollover Account," to which shall be credited the balance of the Participant's Rollover Holding Account as of each Valuation Date.

                    (5) "Rollover Holding Account," to which shall be credited the Participant's Rollover pursuant to Section 8.1 until such contributions are removed and credited to the Participant's Rollover Account at the next Valuation Date occurring at the end of a calendar month in which such contributions were made.

               (b) Each Participant may have one or more of the following Accounts in the McDESOP portion of the Program ("McDESOP Accounts") which shall be held in the Trust Fund:

                    (1) A "Participant Elected Contribution Account", to which shall be credited Participant Elected Contributions made to the Program on behalf of the Participant in accordance with Section 7.4;

                    (2) An "Employer Matching Contribution Account" to which shall be credited Employer Matching Contributions (including any Employer Per Capita Matching Contributions under the provisions of the Program before January 1, 1996), Additional Employer Contributions, Special Section 401(k) Employer Contributions and any Forfeitures allocated to the Participant in accordance with Section 7.2.

                    (3) The "McDESOP Holding Account" to which shall be credited the Participants' Participant Elected Contributions to the Program until such contributions are credited to the Participants' Participant Elected Contribution Account.

                    (4) The "Matching Contribution Holding Account" to which shall be credited the Participants' Employer Matching Contributions to the Program until such contributions are credited to the Participants' Employer Matching Contribution Account.

               (c) Each Participant shall have the following accounts in the Leveraged ESOP portion of the Program ("Leveraged ESOP Accounts") which shall be held in the Trust Fund and which shall include:

                    (1) A "Per Capita Leveraged ESOP Contribution Account," to which were credited Company Stock and sssociated dividends attributable to Employer Contributions madn aa Per Capita Basis under the terms of the Program before January 1996.

                    (2) A "Leveraged ESOP Account," to which shall be credited Company Stock released from the Leveraged ESOP Suspense Account in accordance with Section 6.3, allocated in accordance with Section 7.3(b) and any Special Dividend Replacement Contributions credited to such account in accordance with Section 7.3(d); and

                    (3) An "Additional Leveraged ESOP Account," to which shall be credited, in accordance with Section 7.3(b) a Participant's Per Capita Additional Leveraged ESOP
               Contributions and Forfeitures therefrom and his Compensation Based Additional Leveraged ESOP Contributions and
               Forfeitures therefrom.

                 (d) Each Participant who has an account in the Stock Sharing Plan may have the following Accounts in the Stock Sharing portion of the Program ("Stock Sharing Accounts") which shall be held in the Trust Fund:

                    (1) A "Participant Contribution Stock Sharing Account," to which shall be credited Participant Matched Contributions made under the Stock Sharing Plan with respect to Plan Years ending on or before December 31, 1982, plus income and gains and less expenses and losses attributable thereto;

                    (2) An "Unmatched Employer Contribution Stock Sharing Contribution Account," to which shall be credited Unmatched Employer Contributions contributed to the Stock Sharing Plan with respect to Plan Years ending on or before December 31, 1982, plus income and gains and less expenses and losses attributable thereto;

                    (3) A "PAYSOP Stock Sharing Contribution Account," to which shall be credited Employer Contributions contributed to the Stock Sharing Plan with respect to Plan Years beginning on or after January 1, 1983 and before January 1, 1987, plus income and gains and less expenses and losses attributable thereto;

                    (4) An "Employer Matching Contribution Account," to which shall be credited Employer Matching Contributions made by an Employer to the Program in accordance with Section 3.1(d) for Plan Years ending on or before December 31, 1982, plus income and gains and less expenses and losses attributable thereto;

                    (5) An "Additional Employer Contribution Account," to which shall be credited (A) contributions which have been allocated to a Participant's Additional Company Contribution Account with respect to Plan Years ending on or before December 31, 1982, and (B) with respect to contributions for Plan Years ending after December 31, 1982, contributions to the Stock Sharing Plan in excess of the amount which qualified for tax credit under Section 41(a)(2) of the Internal Revenue Code, plus income and gains and less expenses and losses attributable thereto.

               (e) Each Participant shall have the following accounts ("Diversification Accounts"), to which shall be credited the respective portions of a Participant's Leveraged ESOP Account, and McDESOP Account, transferred to his Diversification Account pursuant to a Diversification Election made in accordance with
          Section 10.10. A Participant's Diversification Account shall be part of the McDESOP and Leveraged ESOP portion of the Program, as applicable, but is held in the Profit Sharing Master Trust in order to implement Participant's diversification elections made in accordance with Section 10.10. The Diversification Account shall consist of two sub-accounts as follows:

                    (1) "Leveraged ESOP Diversification Account," to which shall be credited the portions of a Participant's Leveraged ESOP Account transferred to his Leveraged ESOP
               Diversification Account pursuant to a Diversification Election made in accordance with Section 10.10(a); and

                    (2) "McDESOP Diversification Account," to which shall be credited the portions of a Participant's Participant
                Elected Contribution Account and Employer Matching
               Contribution Account, transferred to his McDESOP Diversification Account pursuant to a Diversification Election made in accordance with Sections 10.10(b) and 10.10(c).

               (f) "Net Balance Account," means a Participant's interest in the Trust composed of all of the Participant's Accounts. A Participant's accrued benefit at any time during any Plan Year (except on a Valuation Date) shall be the value of the number of full and fractional shares of Company Stock and any other value held in such Participant's Accounts as adjusted on the immediately preceding Valuation Date, and on a Valuation Date it shall be the number of full and fractional shares of Company Stock and other value held in such Participant's Accounts as adjusted to that Valuation Date.

         1.2   "Active Participant" means

               (a) for purposes of receiving an allocation of the Profit Sharing Contributions pursuant to Section 7.1 for a Plan Year, a Participant

                    (1) who (A) has accumulated one thousand (1,000) Hours of Service during the Plan Year; (B) has Considered Compensation during such Plan Year; and (C) is employed by an Employer on the last day of the Plan Year; or

                    (2) who (A) is transferred during the Plan Year to a Domestic Affiliate or Foreign Affiliate; (B) has accumulated one thousand (1,000) Hours of Service during a Plan Year;
               (C) has Considered Compensation during such Plan Year; and
               (D) is employed on the last day of the Plan Year by an Employer, a Domestic Affiliate or a Foreign Affiliate; or

                    (3) who (A) was a Participant on any day of a Plan Year; (B) has Considered Compensation during such Plan Year; and (C) prior to the last day of such Plan Year, died, retired on or after attaining age 55 or suffering a Disability, terminated his employment because of the sale or lease of a McDonald's restaurant operation and became an employee of the purchasing Licensee, or terminated his employment when he had at least 10 years of Credited Service under the Program; and

               (b) for the purpose of being eligible to share in allocations of Company Stock released from an Leveraged ESOP Suspense Account for a Plan Year, in accordance with
          Section 6.3(a), and of Additional Leveraged ESOP Contributions for a Plan Year, a Participant who is a staff or an executive employee or a store manager; and

                    (1) who (A) has accumulated one thousand (1,000) Hours of Service during the Plan Year; (B) has Considered Compensation during such Plan Year; and is employed by an Employer on the last day of the Plan Year; or

                    (2) who (A) is transferred during the Plan Year to a Domestic Affiliate or Foreign Affiliate; (B) has accumulated one thousand (1,000) Hours of Service during a Plan Year;
               (C) has Considered Compensation during such Plan Year; and
               (D) is employed on the last day of the Plan Year by an Employer, a Domestic Affiliate or a Foreign Affiliate; or

                    (3) who (A) was a Participant on any day of a Plan Year; (B) has Considered Compensation during such Plan Year; and (C) prior to the last day of such Plan Year, died, retired on or after attaining age 55 or suffering a Disability, terminated his employment because of the sale or lease of a McDonald's restaurant operation and became an employee of the purchasing Licensee, or terminated his employment when he had at least 10 years of Credited Service under the Program; and

               (c) for purposes of the McDESOP portion of the Program, a Participant who is an Employee on any day of the Plan Year.

         1.3 "Affiliated Service Group" means a group including an Employer which:

               (a) consists of an organization the principal business of which is the performance of services ("first service organization") and one or more of the organizations described in
          (1) or (2):

                    (1)  any other service organization which

                         (A) is a shareholder or partner in the first service organization (as determined in accordance with applicable Treasury Regulations), and

                         (B) regularly performs services for the first service organization or is regularly associated with the first service organization in performing services for third persons, or

                       (2)  any other organization if

                         (A) a significant portion of the business of such organization is the performance of services for the first service organization or for one or more organizations identified in Section 1.3(a)(1) or for both, and the services are of a type historically performed in such service field by employees, and

                         (B) 10 percent or more of the interests in such organization are held by persons who are highly compensated employees (within the meaning of section 414(q) of the Internal Revenue Code) of the first service organization or an organization described in
                    Section 1.3(a)(1); or

               (b)  consists of

                    (1) an organization the principal business of which is to perform on a regular and continuing basis management functions for an organization identified in Section 1.3(b)(3), 1.3(b)(4) or 1.3(b)(5);

                    (2) all organizations aggregated in accordance with Code Sections 414(b), 414(c), 414(m) or 414(o) with the organization identified in Section 1.3(b)(1);

                    (3) an organization for which management functions are performed by the organization identified in Section 1.3(b)(1);

                    (4) all organizations aggregated in accordance with Code Sections 414(b), 414(c), 414(m) or 414(o) with the organization identified in Section 1.3(b)(3); and

                    (5) all organizations ("first organizations") related to any organization identified in Section 1.3(b)(3) or 1.3(b)(4) if the organization identified in Section 1.3(b)(3) or 1.3(b)(4) and the first organizations would be related persons pursuant to Code Section 144(a)(3) and the organization identified in Section 1.3(b)(3) or 1.3(b)(4) performs management functions for the first organizations; or

               (c) is required to be aggregated pursuant to regulations issued under Section 414(o) of the Internal Revenue Code.

         1.4 "Authorized Leave of Absence" means any absence authorized by an Employer under such Employer's standard personnel practices. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the Employee returns to employment with the Employer with reemployment rights provided by law.

         1.5 "Auxiliary ESOP" means the Leveraged ESOP portion of the Program and the provisions applicable thereto.

         1.6 "Beneficiary" means the person or persons designated by a Participant or the Program, as applicable, in accordance with the provisions of Section 11.3 or 11.6 to receive any benefit which shall be distributable under the Program on account of the Participant's death. Such a Beneficiary shall be deemed to be the Participant's "designated beneficiary" for purposes of Section 401(a)(9) of the Internal Revenue Code to the extent permitted therein.

         1.7 "Board of Directors" means the board of directors of the Company and any person or committee authorized to act on behalf of the Board of Directors.

         1.8 "Break in Service" means, for purpose of determining Eligibility Service and Participant status, an Eligibility Computation Period, and for all other purposes, a Plan Year, within which an Employee has not completed more than five hundred (500) Hours of Service.

         1.9 "Committee" means the Administrative Committee appointed pursuant to Section 13.2.

         1.10 "Commonly Controlled Corporation" means the Company and any other corporation if it and the Company are members of a controlled group of corporations as defined in Section 409(1)(4) of the Internal Revenue Code.

         1.11 "Commonly Controlled Entity" means a corporation, trade or business if it and an Employer are members of a controlled group of corporations as defined in Section 414(b) of the Internal Revenue Code or under common control as defined in Section 414(c) of the Internal Revenue Code; provided, however, that solely for purposes of
     Article IX including the definition of Related Plan when used in
     Article IX, the standard of control under Sections 414(b) and 414(c) of the Internal Revenue Code shall be deemed to be "more than 50%" rather than "at least 80%."

         1.12 "Company" means McDonald's Corporation or any successor corporation by merger, consolidation, purchase or otherwise which elects to adopt the Program and the Trust.

         1.13 "Company Stock" means common or preferred stock of the Company which is a qualifying employer security as defined in (a)
     Section 4975(e)(8) of the Internal Revenue Code (for purposes of the Leveraged ESOP), (b) Section 409(l) of the Internal Revenue Code (for purposes of the Stock Sharing portion of the Program) and (c) Section 407(d)(5) of ERISA (for the purpose of all portions of the Program).

         1.14 "Considered Compensation" of a Participant for a Plan Year means:

               (a) except as otherwise specified below, the Participant's total compensation paid during the Plan Year to such Participant by an Employer while an Active Participant in the Program as reported in Box 1, for 1995, or the equivalent box on any comparable form for subsequent Plan Years, increased by (i) any amounts by which the Participant's compensation is reduced by Participant Elected Contributions under the McDESOP portion of the Program or any other portion of the Program, and under any portion of any Related Plan which meets the requirements of
          Section 401(k) of the Internal Revenue Code; and (ii) compensation reduction contributions for medical, dental or dependent care or other benefits under a cafeteria plan meeting the requirements of Section 125 of the Internal Revenue Code; and excluding (I) provisions for life insurance; (II) reimbursement for or other payment for expenses related to, moving expenses (including the relocation bonuses); (III) any benefits under the Program or any other qualified plan described in Section 401(a) of the Internal Revenue Code; (IV) distributions under McDonald's Profit Sharing Program Equalization Plan ("McEqual"), McDonald's 1989 Executive Equalization Plan ("McCAP I"), the McDonald's Supplemental Employee Benefit Equalization Plan ("McCAP II") or the McDonald's Corporation Deferred Incentive Plan; (V) income earned from stock options granted under the McDonald's 1975 Stock Ownership Option Plan; Stock Exchange Rights or Performance Units granted under the McDonald's Corporation 1978 Incentive Plan; options, restricted stock, stock appreciation rights, performance units and stock bonuses awarded under the McDonald's 1992 Stock Ownership Incentive Plan, as amended and restated as of July 1, 1995; (VI) payments to a Participant for foreign service in the form of tax gross-up benefits; (VII) allowances for cost of living, housing and education, and other similar payments; (VIII) any income attributable to personal use of an employer-provided vehicle, an allowance paid for the loss of an employer-provided vehicle, use of a company condo, participation in group trips, gift stock, spouse's travel and perquisites whether in cash or in kind and other similar items; and (IX) any special termination bonus paid pursuant to a termination agreement and any severance pay;

               (b) for purposes of top heavy rules in Article XV (except for determining whether a Participant is a Key Employee pursuant to Section 15.2(d)) and for determining the limitations under Code Section 415 in Article IX, Considered Compensation means total compensation paid to the Participant by an Employer, a Commonly Controlled Entity or a member of an Affiliated Service Group for the Plan Year, including distributions from any nonqualified deferred compensation plans maintained by an Employer, Commonly Controlled Entity or member of an Affiliated Service Group and amounts paid or reimbursed by the employer for moving expenses incurred by the Participant to the extent it is reasonable to believe that such amounts are not deductible by the Participant under Section 217 of the Internal Revenue Code and excluding any salary reduction contributions to a cafeteria plan meeting the requirements of Code Section 125 or to the Program or any other qualified plan described in Section 401(a) of the Internal Revenue Code, or the amount of the Participant's Participant Elected Contributions under the McDESOP portion of the Program or any other portion of the Program or of any other plan which meets the requirements of Section 401(k) of the Internal Revenue Code, whether credited to the Participant's accounts under the Program, the McDonald's Supplemental Employee Benefit Equalization Plan ("McCAP II"), the McDonald's Profit Sharing Program Equalization Plan ("McEqual"), the McDonald's 1989 Executive Equalization Plan ("McCAP I") or any other non-qualified deferred compensation plans from time to time maintained by the Company, or other deferred compensation, stock options, and any other amounts which receive special tax benefits;

               (c)  for the purpose of determining whether a Participant is
          (1) a Highly Compensated Employee or (2) a member of the Top Paid Group or (3) whether a Participant is a Key Employee pursuant to
          Section 15.2(d), Considered Compensation shall be the Participant's Considered Compensation as defined in Section 1.14(b) increased by the amount by which the Participant's compensation is reduced pursuant to a compensation reduction election under Section 5.1 or any other Related Plan which meets the requirements of Section 401(k) of the Internal Revenue Code or pursuant to other compensation reduction contributions for medical, dental or dependent care or other benefits under a cafeteria plan meeting the requirements of Section 125 of the Internal Revenue Code;

               (d) for the purpose of calculating (1) the actual contribution percentage in accordance with Section 4.1, (2) the actual deferral percentage in accordance with Section 5.2 or
          (3) the multiple use test in accordance with Section 5.4, Considered Compensation shall be the Participant's compensation for the portion of the Plan Year during which he or she was an Active Participant as defined in Section 1.2(c) (i) as reported in Box 1, as revised for 1995, or the equivalent box on any comparable form for subsequent years plus (ii) any amounts by which the Participant's compensation is reduced by Participant Elected Contributions under the McDESOP portion of the Program or any other portion of the Program or any other plan which meets the requirements of Section 401(k) of the Internal Revenue Code or compensation reduction contributions for medical, dental or dependent care or other benefits under a cafeteria plan meeting the requirements of Section 125 of the Internal Revenue Code;

               (e) for the purpose of determining the amount of Participant Elected Contributions pursuant to Section 5.1, Considered Compensation means a Participant's Considered Compensation as defined in Section 1.14(a) increased by expatriate equalization differentials and reduced by all compensation not paid in cash, by cash perquisites and by any payments for referrals to the extent included in Considered Compensation as defined in Section 1.14(a).

          For purposes of Sections 1.14(a), (c), (d) and (e), Considered Compensation taken into account under the Program shall not exceed $150,000 as adjusted in subsequent years as provided by the Secretary of the Treasury (the "dollar limit"). In determining whether a Participant's Considered Compensation for a Plan Year exceeds the dollar limit, if and only to the extent required by the Internal Revenue Code, the Considered Compensation of each Five Percent Owner and of each Participant who is one of the ten Highly Compensated Employees paid the greatest Considered Compensation (determined before the aggregation of the Considered Compensation of any family member) shall include the Considered Compensation of such Participant's spouse and lineal descendants who have not attained age 19 before the end of the Plan Year earned as employees of an Employer, a Commonly Controlled Entity or member of an Affiliated Service Group. For purposes of applying the dollar limit in the first sentence of this paragraph, if the Considered Compensation of a Five Percent Owner or of a Participant who is one of the ten Highly Compensated Employees paid the greatest compensation (determined before the aggregation of the compensation of any family member) is equal to or greater than the dollar limit ("Affected Participant"), the Considered Compensation of each of such Affected Participant, his spouse and lineal descendants who have not attained age 19 before the end of the Plan Year ("Affected Family Member") shall be equal to the dollar limit for the Plan Year multiplied by a fraction the numerator of which is such individual's Considered Compensation after application of the dollar limit and the denominator of which is the sum of such Considered Compensation for the Affected Participant and the Affected Family Members.

          Anything to the contrary herein notwithstanding, Considered Compensation for a Plan Year shall not be reduced by the pay for a period of short term disability which is repaid to an Employer in a subsequent Plan Year by a Participant who fails to complete the requirements to be eligible to retain such pay.

         1.15 "Credited Service" shall mean an Employee's total Years of Credited Service excluding the following:

               (a)  Years of Credited Service before January 1, 1964;

               (b) Years of Credited Service before January 1, 1976, which would have been disregarded under the McDonald's Corporation Savings and Profit Sharing Plan before January 1, 1976, with regard to the then existing rules on reemployment;

               (c) Years of Credited Service prior to a Break in Service, if the Participant had no vested interest in his Profit Sharing Account prior to such Break in Service and (1) effective with respect to a Break in Service which occurred before January 1, 1985, if the Participant had no more than one year of Credited Service prior to such Break in Service and (2) effective with respect to one or more consecutive Breaks in Service none of which occurred before January 1, 1985, if the number of consecutive Breaks in Service equals or exceeds five consecutive Breaks in Service;

               (d) For purposes of determining a Participant's vested interest in his Profit Sharing Account or his Leveraged ESOP Account accrued before (1) a Break in Service which occurred before January 1, 1985 and (2) five consecutive Breaks in Service if none of the Breaks in Service occurred before January 1, 1985, Years of Credited Service after such Break in Service.

         1.16 "Disability" means a mental or physical condition which renders a Participant permanently unable or incompetent to carry out the job responsibilities he held or tasks to which he was assigned at the time the disability was incurred. Such determination shall be made by the Committee on the basis of such medical and other competent evidence as the Committee shall deem relevant.

         1.17 "Disqualified Person" means a person defined in Section 4975(e)(2) of the Internal Revenue Code.

         1.18 "Domestic Affiliate" means any domestic corporation, partnership or joint venture of which, in the case of a corporation, the Company owns, directly or indirectly, either twenty-five percent or more of the voting power of all classes of stock or twenty-five percent or more of the value of all stock, or of which, in the case of a partnership or joint venture, the Company owns, directly or indirectly, a twenty-five percent or more interest in both the capital and profits.

         1.19  "Effective Date" means January 1, 1996.

         1.20 "Eligibility Computation Period" means the twelve-month period commencing with the first day of the pay period in which an Employee first performs an Hour of Service following hire (or rehire after a Break in Service) and each subsequent twelve-month period commencing on an anniversary of that date. In addition, with respect to Hours of Service which are credited to an Employee pursuant to
     Section 1.31(b)(2) for service with a Licensee whose restaurant(s) are acquired by an Employer (the "Acquisition"), Eligibility Computation Period means (a) each full calendar year such individual was employed by the Licensee before the calendar year of such Acquisition commencing with the calendar year in which such Employee first performed an hour of service for the Licensee and continuing through the calendar year ending immediately before the date of such Acquisition and (b) if such Employee was employed by the Licensee on January 1 of the calendar year of the Acquisition, the calendar year of such Acquisition; provided that for the calendar year in which the Acquisition occurs both Hours of Service credited pursuant to Section 1.31(b)(2) and those credited pursuant to the remainder of Section
     1.31 for service after the Acquisition shall both be counted in the Eligibility Computation Period in which the Acquisition occurred.

         1.21 "Eligibility Service" means the number of Eligibility Computation Periods during which an Employee has completed not less than 1000 Hours of Service excluding any Eligibility Service earned before a Break in Service until the Employee has completed one Year of Eligibility Service following the Break in Service.

         1.22 "Employee" means any person who is employed by the Company or another Employer (as that entity is defined for the Profit Sharing Plan portion or McDESOP portion of the Program, respectively, with respect to contributions to such portions of the Program with respect to which the term Employee is being used) including a person on an Authorized Leave of Absence. Such term does not include a consultant, an independent contractor or a Leased Employee.

         1.23  "Employer" means,

               (a) for purposes of Article III, concerning contributions to the Profit Sharing Plan portion of the Program and other provisions of the Program as they relate to the Profit Sharing Plan portion of the Program and for purposes of Section 4.1, 4.3 and Article V, concerning Employer Matching Contributions and Participant Elected Contributions, the Company and any Subsidiary, Commonly Controlled Entity, Domestic or Foreign Affiliate, or any other business in which the Company owns an interest which, pursuant to Section 12.1, elects to adopt the Profit Sharing Plan portion of the Program; and

               (b) for purposes of the Leveraged ESOP portion of the Program, the Company and any Commonly Controlled Corporation which, pursuant to Section 12.1, elects to adopt the Leveraged ESOP portion of the Program on or after January 1, 1989; and

               (c) for purposes of the Stock Sharing portions of the Program, the Company and any Commonly Controlled Corporation which had adopted the McDonald's Stock Sharing Plan before January 1, 1989.

         1.24 "Employer Contributions" means the following payments made from time to time by an Employer to the Trustee:

               (a) "Employer Profit Sharing Contributions" made pursuant to Sections 3.1 or 15.3(a);

               (b)  "Employer Matching Contributions" made pursuant to
          Section 4.1;

               (c) "Special Section 401(k) Employer Contributions" made pursuant to Section 4.3(b);

               (d)  "Leveraged ESOP Contributions" made pursuant to
          Section 4.2;

               (e)  "Additional Employer Contributions" made pursuant to
          Section 4.4;

               (f) "Special Dividend Replacement Contributions" made pursuant to Section 4.2(d).

               (g) "Unmatched Employer Stock Sharing Contributions," "Employer Contributions", "Employer Matching Contributions," and "Additional Employer Contributions" made to the Stock Sharing Plan at various dates with respect to periods before January 1, 1987 as provided in Section 1.1(d).

         1.25  "Entry Date" means January 1 and July 1 of each Plan Year.

         1.26 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.27 "Five Percent Owner" means a Participant who owns (or is considered as owning within the meaning of Section 318 of the Internal Revenue Code) more than five percent of an Employer, Commonly Controlled Entity or member of an Affiliated Service Group as provided in Section 416(i)(1)(B)(i) of the Internal Revenue Code.

         1.28 "Foreign Affiliate" means any foreign corporation, partnership or joint venture of which, in the case of a corporation, the Company owns, directly or indirectly, either twenty-five percent or more of the voting power of all classes of stock or twenty-five percent or more of the value of all stock, or, of which, in the case of a partnership or a joint venture, the Company owns, directly or indirectly, a twenty-five or more percent interest in both the capital and profits.

         1.29 "Forfeiture" means the portion of a Participant's Profit Sharing Account which is forfeited as provided in Section 11.4, his Leveraged ESOP Account which is forfeited as provided in Section 11.4 and unclaimed amounts which are forfeited under Section 16.6.

         1.30 "Highly Compensated Employee" means, for a Plan Year, any Participant who performs services as an employee for an Employer, Commonly Controlled Entity or member of an Affiliated Service Group during such Plan Year and who:

               (a) (1) at any time during the Plan Year or the preceding Plan Year ("Preceding Plan Year"), was a Five Percent Owner; or

                    (2) (A) received Considered Compensation in excess of $100,000 (for 1996, adjusted in subsequent years as provided by the Secretary of the Treasury) during the Preceding Plan Year or (B) received Considered Compensation in excess of $100,000 (for 1996, adjusted in subsequent years as provided by the Secretary of the Treasury) during the Plan Year and was one of the 100 employees of the group consisting of the Employers, Commonly Controlled Entities and members of an Affiliated Service Group who received the most Considered Compensation during the Plan Year; or

                    (3) received Considered Compensation for the Preceding Plan Year in excess of $66,000 (for 1996, adjusted in subsequent years as provided by the Secretary of the Treasury) and is in the Top Paid Group for the Preceding Plan Year; or

                    (4) (A) was an officer of (or performed the duties of an officer for) an Employer, a Commonly Controlled Entity or member of an Affiliated Service Group during the Preceding Plan Year or was an officer of such an entity (or performed the duties of an officer of such an entity) during the Plan Year and one of the 100 employees of the group consisting of the Employers, Commonly Controlled Entities and members of an Affiliated Service Group who received the most Considered Compensation during the Plan Year, and (B) received Considered Compensation in excess of fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Internal Revenue Code ($120,000 in 1996, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of the Treasury or his delegate), provided that no more than fifty (50) persons shall be treated as officers hereunder for any Plan Year or Preceding Plan Year.

               (b) For purposes of this Section 1.30, the Considered Compensation of (1) any Highly Compensated Employee in the group consisting of the ten (10) Highly Compensated Employees paid the greatest Considered Compensation (without regard to this Section 1.30(b)) or, (2) any Five Percent Owner, shall include any Considered Compensation paid to a spouse, lineal ascendants or descendants, or any spouse of such lineal ascendants or descendants of such Highly Compensated Employee or such Five Percent Owner and such spouse, lineal ascendants or descendants, or any spouse of such lineal ascendants or descendants shall not be treated as an employee for purposes of this Section 1.30.

               (c) For purposes of this Section 1.30 and Section 1.53, employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Internal Revenue Code) from an Employer, a Commonly Controlled Entity or member of an Affiliated Service Group which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Internal Revenue Code) shall not be treated as employees.

               (d) A former employee shall also be treated as a Highly Compensated Employee for a Plan Year if such former employee had a Termination of Employment prior to such Plan Year and was a Highly Compensated Employee (without regard to this Section 1.30(d)) for either the Plan Year in which he had a Termination of Employment or any Plan Year ending on or after his 55th birthday.

               (e) In lieu of determining which individuals are Highly Compensated Employees as provided in paragraphs (a)(1), (a)(2),
          (a)(3), and (a)(4) of this Section 1.30, the Plan Administrator may elect for any Plan Year to consider as a Highly Compensated Employee for such Plan Year each Participant who performs services as an employee for an Employer, Commonly Controlled Entity or member of an Affiliated Service Group during such Plan Year and who, during the Plan Year:

                    (1)  was at any time a Five Percent Owner;

                    (2) received Considered Compensation in excess of $100,000 (for 1996, adjusted in subsequent years as provided by the Secretary of the Treasury or his delegate);

                    (3) received Considered Compensation in excess of $66,000 (for 1996, adjusted in subsequent years as provided by the Secretary of the Treasury or his delegate) and was a member of the Top Paid Group; and

                    (4) was an officer of (or performed the duties of an officer for) an Employer, a Commonly Controlled Entity or member of an Affiliated Service Group and received Considered Compensation in excess of fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Internal Revenue Code ($120,000 for 1996, adjusted in subsequent years as provided by the Secretary of the Treasury or his delegate).

               (f) The Committee may elect for any Plan Year to determine the Highly Compensated Employees for such year by substituting
          (1) "$66,000" (in 1996, adjusted in subsequent years provided by the Secretary of the Treasury or his delegate) for "$100,000" (in 1996, adjusted in subsequent years provided by the Secretary of the Treasury or his delegate) in Sections 1.30(a)(ii) or 1.30(e)(2) as applicable, and ignoring Sections 1.30(a)(iii) or 1.30(e)(3), respectively.

               (g) A Committee may make any of the elections permitted under Sections 1.30(e) and 1.30(f) for a Plan Year, may make different elections from Plan Year to Plan Year and may make different elections for different purposes under the Program (e.g., which Participants are considered to be Highly Compensated Employees (1) for the purposes of calculating the limits described in Sections 4.1(c), 5.2(e) and 5.4 and (2) for other purposes under the Program.

         1.31  "Hour of Service" means:

               (a) Each hour for which an employee or a Leased Employee (determined without regard to Section 1.34(b)) is paid directly or indirectly, or entitled to payment, by an Employer, Commonly Controlled Entity or member of an Affiliated Service Group,

                    (1)  for performance of duties;

                    (2) on account of a period of time during which no duties were performed, provided that, except as herein otherwise expressly provided, no more than 501 Hours of Service shall be credited for any single continuous period during which an Employee performs no duty, and provided that no Hours of Service shall be credited for payments made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, or for reimbursement of medical expenses; and

                    (3) for which back pay, irrespective of mitigation of damages, is awarded or agreed to by the Employer, provided that no more than 501 Hours of Service shall be credited for any single continuous period of time during which the Employee did not or would not have performed duties.

               (b) (1) The credit for Hours of Service shall be given for the following:

                         (A) For Plan Years beginning before January 1, 1994, an Employee's prior or subsequent employment by a Foreign Affiliate or Domestic Affiliate;

                         (B) For Plan years beginning after December 31, 1993, an Employee's prior or subsequent employment by a Domestic or Foreign Affiliate if the employee is transferred to or from such Domestic or Foreign Affiliate from or to, respectively, the employment of an Employer at the initiative of an Employer (a "Company Initiated Transfer"). For the purposes of this Section 1.31(b)(1)(B), a sale of assets or stock to a Domestic or Foreign Affiliate that is not an Employer under the Program shall not be considered a Company Initiated Transfer with respect to employees employed solely with respect to such assets or stock who become employees of such purchasing Domestic or Foreign Affiliate immediately after such sale, provided that the decisions concerning such employment are made by an entity which is not more than 50 percent owned by an Employer.

               In determining the number of such Hours of Service to be credited, the Plan Administrator shall make good faith estimates based upon the available information and records including the use of reasonable equivalencies similar to those permitted under DOL Reg. Section 2530.200b-3 or estimated average number of hours per week for employees in a given job category.

                    (2) If a McDonald's Restaurant or a group of restaurants operated by a Licensee is acquired by the Company or another Employer in the first six months of a calendar year and if such restaurant or group of restaurants is designated as a permanent acquisition by the Company, the store managers who are employed by such Licensee either in a restaurant or in connection with the operation of one or more restaurants as of the date of such acquisition and who continue to be employed by the Company or other Employer until June 30 of the Plan Year in which the acquisition occurred shall be credited by the Employer with his Hours of Service with such Licensee. If a McDonald's Restaurant or group of restaurants operated by a Licensee is acquired by the Company or another Employer, during the Plan Year, each store manager who is employed by such Licensee either in a restaurant or in connection with the operation of one or more restaurants as of the date of acquisition and continues to be employed by the Company or other Employer until the last day of the Plan Year in which such acquisition occurred who has not already received credit for service with the Licensee under the preceding sentence shall as of the last day of such Plan Year be credited by the Company or other Employer with his Hours of Service with such Licensee. In determining the number of such Hours of Service to be credited, the Plan Administrator shall make good faith estimates based upon the available information and records including the estimated average number of hours per week for employees in a given job category.

                    (3) To the extent an Employee is not otherwise credited with Hours of Service for each payroll period while on an Authorized Leave of Absence, an Employee shall be credited with the number of Hours of Service equal to the average number of Hours of Service per payroll period (not to exceed forty Hours of Service per week) of such Employee for the six calendar week period, or pertinent payroll period if such period is longer, ending immediately prior to the commencement of the Authorized Leave of Absence notwithstanding the limitations of Section 1.31(a)(2). If a Participant is on an Authorized Leave of Absence on the last day of a Plan Year, the Hours of Service credited pursuant to the preceding sentence shall be counted for the purpose of determining whether he is an Active Participant under Sections 1.2(a) and (b) for such Plan Year. Notwithstanding the foregoing, an Employee who fails either (A) to return to his employment within ninety (90) days after the expiration of an Authorized Leave of Absence, or (B) to remain in the employ of an Employer after the expiration of an Authorized Leave of Absence for the lesser of (i) a period equal to the period of his Authorized Leave of Absence or (ii) one year following his return to employment, unless such failure shall be due to death, Disability, illness, retirement on or after age 55 or the sale by the Company, one of its subsidiaries or affiliates of the McDonald's Restaurant in which such Employee is employed, shall be considered to have voluntarily terminated his employment as of the date the Leave of Absence commenced for purposes of determining Hours of Service for Eligibility Service and Credited Service.

                    (4) A person who became an Employee on September 16, 1994, as a result of the acquisition of the Special Operations Division of Corporate Systems, Inc. and who immediately prior to that date was an employee of the Special Operations Division of Corporate Systems, Inc. shall be credited with Hours of Service pursuant to the foregoing provisions of this Section 1.31 as if service with Corporate Systems, Inc. were service with the Company. Such Hours of Service shall be credited using actual hours of service for hourly paid employees and using the service equivalencies provided in Section 1.31(e) for salaried employees.

               (c) To the extent not otherwise credited in Section 1.31, solely for purposes of avoiding a Break in Service, for periods of absence from work on account of Parental Leave, an Employee shall be credited with Hours of Service as defined below:

                    (1) the Hours of Service which normally would have been credited to such individual but for the Parental Leave, or

                    (2) eight (8) Hours of Service per day of such absence if the Program is unable to determine the Hours of Service which would have been credited to such individual but for the Parental Leave.

               An Employee's Hours of Service for absence on account of Parental Leave shall not exceed the lesser of 501 Hours of Service or the number of Hours of Service needed to prevent a Break in Service and shall be credited to the Eligibility Computation Period (for purposes of crediting Eligibility Service) or the Plan Year (for purposes of crediting service other than Eligibility Service) in which absence because of a Parental Leave commenced; except that if such Hours of Service are not needed to prevent a Break in Service in the Eligibility Computation Period or Plan Year in which absence because of a Parental Leave commenced, and the Parental Leave continues into the next following Eligibility Computation Period or Plan Year then, if needed to prevent a Break in Service, such Hours of Service shall be credited to the Eligibility Computation Period or Plan Year following the year in which such absence commenced.

               (d) Hours of Service for reasons other than the performance of duties shall, except as provided in Section 1.31(b)(2), be determined in accordance with the provisions of Department of Labor Regulations Section 2530.200b-2(b), and Hours of Service shall be credited to computation periods in accordance with the provisions of Department of Labor Regulations Section 2530.200b-2(c).

               (e) Except as provided in Sections 1.31(b)(2) and 1.31(c) each Employee who is paid on a salaried basis shall be credited with 95 Hours of Service for each semimonthly payroll period during which such Employee has any Hours of Service.

         1.32 "Internal Revenue Code" means the Internal Revenue Code of 1986, as from time to time amended and any subsequent Internal Revenue Code. References to any section of the Internal Revenue Code shall be deemed to include similar sections of the Internal Revenue Code as renumbered or amended.

         1.33 "Investment Fund" As provided in Section 10.6 and excluding those assets held in the Profit Sharing Holding Fund pursuant to
     Section 10.23, (a) assets of the Profit Sharing Plan portion of the Trust Fund shall be held in the following Investment Funds: (1) the Diversified Stock Fund, (2) the Profit Sharing McDonald's Common Stock Fund, (3) the Money Market Fund, (4) the Insurance Contract Fund, and
     (5) the Multi-Asset Fund, and (b) assets of the McDESOP and Leveraged ESOP portions of the Trust Fund shall be held in the McDESOP McDonald's Common Stock Fund provided, however, that separate subaccounts shall be maintained of the amount of Company Stock held in the McDESOP McDonald's Common Stock Fund and allocated to Participants' Stock Sharing Accounts, Participant Elected Contribution Accounts, Employer Matching Contribution Accounts and Leveraged ESOP Accounts, in the latter case accounting separately for the Company Stock purchased with each Loan (or Company Stock into which the Company Stock purchased with the Loan has been converted).

         1.34 "Leased Employee" means any person who is not an employee of an Employer, a Commonly Controlled Entity or a member of an Affiliated Service Group and who provides service to an Employer if:

               (a) such services are provided pursuant to an agreement between the recipient and any other person;

               (b) such person has performed such services for the Employer (or for the Employer, any Commonly Controlled Entity or member of an Affiliated Service Group) on a substantially full time basis for a period of at least 1 year; and

               (c) such services are of a type historically performed, in the business field of the Employer, Commonly Controlled Entity or Affiliated Service Group, by employees.

         1.35 "Leveraged ESOP" means the portion of the Program consisting of Participants' Leveraged ESOP Accounts, and Additional Leveraged ESOP Accounts.

         1.36 "Leveraged ESOP Suspense Account" means the separate accounts maintained by the Committee pursuant to Section 6.2. All Employer Leveraged ESOP Contributions made with respect to a Loan and the dividends with respect to Employer Stock purchased with such Loan (and the Employer Stock into which such stock has been converted) including dividends which have been replaced in Participant's Leveraged ESOP Accounts by Dividend Replacement Contributions shall be held and accounted for within the separate Leveraged ESOP Suspense Account.

         1.37 "Licensee" means any person, other than the Company or a Commonly Controlled Entity which operates a McDonald's Restaurant pursuant to lease and license agreements (or so-called "Business Facilities Lease") with the Company or affiliated companies.

         1.38 "McDESOP" means the portion of the Program consisting of Participants' Participant Elected Contribution Accounts and Employer Matching Contribution Accounts, McDESOP Holding Accounts, Matching Contribution Holding Account and McDESOP Diversification Accounts.

         1.39 "Non-highly Compensated Employee" means, for a Plan Year, any Participant who performs services for an Employer, Commonly Controlled Entity or Affiliated Service Group during such Plan Year and who was not a Highly Compensated Employee for such Plan Year.

         1.40 "Parental Leave" means a period during which an individual is absent from work for any period:

               (a)  by reason of the pregnancy of the individual,

               (b)  by reason of the birth of a child of the individual,

               (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

               (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

               An absence from work shall not be a Parental Leave unless the individual furnishes the Committee such timely information as may reasonably be required to establish that the absence from work was for one of the reasons specified above and the number of days for which there was such an absence. Nothing contained herein shall be construed to establish an Employer policy of treating a Parental Leave as an Authorized Leave of Absence or to otherwise establish a parental leave policy for any Employer, except for the purpose of avoiding a Break in Service.

         1.41 "Participant" means a person participating in the Program in accordance with the provisions of Article II.

         1.42 "Participant Contributions" means (a) the voluntary contributions made by a Participant to the Trustee with respect to Plan Years commencing before January 1, 1987, and credited to his Investment Savings Account and (b) Participant Matched Contributions made under the Stock Sharing Plan with respect to Plan Years ending on or before December 31, 1983 and credited to his Participant Contribution Stock Sharing Account.

         1.43 "Participant Elected Contributions" means the contributions made by an Employer on behalf of an Active Participant attributable to reductions of the Participant's Considered Compensation determined under Section 5.1, including:

               (a) "Participant Elected Matched Contributions", which means the portion of Participant Elected Contributions for a Plan Year with respect to which the Company may elect, in accordance with Section 7.2, to make Employer Matching Contributions; and

               (b) "Participant Elected Unmatched Contributions", which means the portion of Participant Elected Contributions for a Plan Year with respect to which the Company may not, in accordance with Section 7.2, make Employer Matching Contributions.

         1.44 "Party in Interest" means a person defined in Section 3(14) of ERISA.

         1.45 "Program" means the McDonald's Corporation Profit Sharing Program as herein set forth, and as hereafter amended from time to
     time, including its four components:   (i) the Profit Sharing Plan,
     McDESOP, the Leveraged ESOP and Stock Sharing.

         1.46 "Plan Administrator" means the Plan Administrator appointed under or by the provisions of Section 13.14.

         1.47 "Plan Year" means the 12-month period commencing on January 1 and ending on December 31.

         1.48 "Profit Sharing Plan" means the portion of the Program consisting of Participants' Profit Sharing Accounts, Rollover Accounts, Rollover Holding Accounts, Investment Savings Accounts and of the Profit Sharing Holding Fund.

         1.49 "Qualified Preretirement Survivor Annuity" means an immediate monthly pension payable in accordance with Section 11.2(e)(2) to the surviving spouse of a Participant who has elected to receive benefits in the form of a life annuity in an amount equal to an annuity for the life of the surviving spouse which can be purchased with fifty percent of the portion of the Participant's vested Net Balance Account which the Participant had elected to be paid in the form of a life annuity pursuant to Section 11.2(a).

         1.50 "Related Plan" means any other qualified defined contribution plan or qualified defined benefit plan (as defined in Section 415(k) of the Internal Revenue Code) maintained by an Employer, a Commonly Controlled Entity or member of an Affiliated Service Group, respectively called a "Related Defined Contribution Plan" and "Related Defined Benefit Plan."

         1.51 "Required Beginning Date" means April 1 of the calendar year following:

               (a) for a Participant who reaches age 70-1/2 before January 1, 1988, the later of:

                    (1) the calendar year in which he reaches age 70-1/2, or

                    (2) if the Participant is not a Five Percent Owner at any time during the Plan Year ending with or within the calendar year in which he attains age 70-1/2 or any of the four (4) prior Plan Years, the calendar year in which he has a Termination of Employment; provided that if any such Participant becomes a Five Percent Owner during any Plan Year after he attains age 70-1/2, the "Required Beginning Date" for such Participant shall be the April 1 of the calendar year following the calendar year in which such Plan Year ends, and

               (b) for a Participant who reaches age 70-1/2 on or after January 1, 1988, the calendar year in which the Participant reaches age 70-1/2.

     Notwithstanding the foregoing, the Required Beginning Date shall not be any date earlier than any date to which Required Beginning Date can be delayed in accordance with Section 11.14 and any applicable law, regulations, or rulings.

         1.52 "Rollover" means a Participant's rollover contribution as described in Section 402(a)(5) (effective before January 1, 1993),
     Section 402(c) (effective on or after January 1, 1993), Section 403(a)(4) or Section 408(d)(3) of the Internal Revenue Code and credited to his Rollover Holding Fund Account, in accordance with
     Section 8.1., Rollovers made in accordance with Section 402(c) or 403(a)(4) may be transfers of (a) distributions made to a Participant in accordance with one of the above referenced sections of the Internal Revenue Code or (b) direct Rollovers made in compliance with
     Section 401(a)(31) of the Internal Revenue Code.

         1.53 "STIF Fund" means the Northern Trust Company Collectively Trust Short Term Investment Fund and such other common or collective trust funds or investment companies registered under the Investment Company Act of 1940, which have similar investment and administrative characteristics, as the Committee may from time to time designate.

         1.54 "Stock Sharing" means the portion of the Program consisting of Participants' Stock Sharing Accounts as identified in
     Section 1.1(d).

         1.55 "Subsidiary" shall mean any corporation affiliated with the Company within the meaning of Section 1504 of the Internal Revenue Code.

         1.56 "Termination of Employment" means (a) a resignation by an Employee for any reason, (b) a dismissal of an Employee for any reason, or (c) any other termination of the employee-employer relationship. Transfers of an Employee from an Employer, Commonly Controlled Entity, member of an Affiliated Service Group, Domestic Affiliate or Foreign Affiliate to another Employer, Commonly Controlled Entity, member of an Affiliated Service Group, Domestic Affiliate or Foreign Affiliate shall not be treated as a Termination of Employment.

         1.57 "Top Paid Group" means, for a Plan Year, the group consisting of the top twenty percent of the total number of persons employed by all Employers, Commonly Controlled Entities and members of Affiliated Service Groups when ranked on the basis of Considered Compensation paid during the Plan Year; provided that for purposes of determining the total number of persons employed by such entities, the following employees shall be excluded:

               (a) employees who had not completed six (6) months of service,

               (b) employees who worked less than seventeen and one-half (17-1/2) hours per week,

               (c)  employees who normally worked during not more than six
          (6) months during any Plan Year, and

               (d)  employees who had not attained age 21.

         1.58 "Trust" means the legal entity or entities resulting from the Trust Agreement between the Company and the Trustee, and any amendments thereto, by which Employer Contributions, Participant Contributions, Rollovers, Participant Elected Contributions, the proceeds of any loan made pursuant to Article VI, Employer Leveraged ESOP Contributions the Leveraged ESOP Suspense Account, any Company Stock purchased therewith, amounts held in Participants' Stock Sharing Accounts and any net income and profits thereon shall be received, held, invested and distributed to or for the benefit of the Participants and Beneficiaries.

         1.59 "Trust Agreement" means any agreement between the Company and a Trustee, establishing the McDonald's Corporation Savings and Profit Sharing Master Trust and the McDonald's Matching and Deferred Stock Ownership Trust ("McDESOP Trust") and effective after December 29, 1995, the McDonald's Stock Sharing Trust for so long as it holds assets of the Program ("Trust") and until such assets are transferred to the McDESOP Trust, as amended from time to time and such additional trust agreements as the Company and the Trustee shall establish under the Program.

         1.60 "Trustee" means any corporation, individual or individuals who shall accept the appointment to execute the duties of Trustee as set forth in a Trust Agreement.

         1.61 "Trust Fund" means all property received and held by a Trustee pursuant to a Trust Agreement for the Program.

         1.62 "Valuation Date" means the last business day of each calendar month and such additional dates as the Committee may from time to time specify except that solely for the purpose of valuing accounts to make distributions pursuant to Article XI, "Valuation Date" means the fifteenth day of each calendar month (or if the fifteenth day of the month is not a business day, the next previous business day) and the last business day of each calendar month and such additional dates as the Committee may from time to time specify.

         1.63 "Vesting Retirement Date" means the date on which a Participant attains age 55.

         1.64 "Year of Credited Service" means a Plan Year during which an Employee has not less than one thousand (1,000) Hours of Service, including, once the individual has become an employee, Hours of Service credited while he was a Leased Employee.

         1.65  "Year of Eligibility Service" means an Eligibility
     Computation Period during which an Employee has not less than one thousand (1,000) Hours of Service, including, once the individual has become an employee, Hours of Service credited while he was a Leased Employee.


                                   ARTICLE II

                                 PARTICIPATION

         2.1 Participation. Each person who was a Participant under the provisions of the McDonald's Corporation Profit Sharing Program or the McDonald's Stock Sharing Plan on the day before the Effective Date, shall continue to be a Participant hereunder. Each other Employee shall become a Participant in the Program on the first Entry Date coinciding with or next following the date he completes one Year of Eligibility Service and attains age 21; provided that each Participant who is a certified swing manager, primary maintenance employee, crew member or other store hourly employee shall only become a Participant solely for purposes of the Profit Sharing Plan and the McDESOP portions of the Program.

          Admission to participation in the Program shall only be made when an Employee is not on an Authorized Leave of Absence or serving with the Armed Forces of the United States.

          Each Participant shall continue to be a Participant for purposes other than being an Active Participant as provided in Sections 1.2(a) and 1.2(c) until the later of (a) the date he incurs a Termination of Employment or has a Break in Service and (b) the date his entire vested Net Balance Account has been paid from the Trust.

          Notwithstanding the foregoing, each Participant is a participant only with respect to the portions of the Program which have been adopted by his Employer and no additional Participants shall enter the Stock Sharing portion of the Plan.

         2.2 Certification of Participation and Compensation to Committee. Each Employer shall certify to the Committee, within a reasonable time before each Entry Date, the names of all new Participants. Each Employer, within a reasonable time after the last day of each Plan Year, shall certify to the Committee with respect to its Employees each Participant's number of Hours of Service and Considered Compensation during such Plan Year and such other information as the Committee may request.

         2.3 Termination of Employment, Break in Service, Reemployment and Change in Employment Status. Upon resuming employment following a Break in Service, an Employee who is at least age 21, who had at least one Year of Eligibility Service prior to such Break in Service ("Rehired Employee"), and who completes one Year of Eligibility Service following such Break in Service shall become a Participant retroactively to the day of such Rehired Employee's Retroactive Participation Date (as defined in the following sentence) provided that such Rehired Employee shall not be an Active Participant until the first day of the calendar month in which occurs the date of his completion of one Year of Eligibility Service following the Break in Service (the "Active Participation Date") and his Considered Compensation shall be deemed to be first earned commencing with his Active Participation Date; and further provided that Participant Elected Contributions and Employer Matching Contributions shall commence on the first day of the pay period in which the Participant completes One Year of Eligibility Service or as soon as administratively feasible thereafter. An Employee's "Retroactive Participation Date" is the date such Employee resumes employment.

          Upon a change in his employment status or resuming employment following a Termination of Employment which did not constitute a Break in Service, an Employee who was a Participant prior to a Termination of Employment shall be treated as an Active Participant from the day of his change in status or resumption of employment.

          Notwithstanding the foregoing provisions of this Section 2.3, a Rehired Employee who has a Participant Elected Contribution Account shall have his Participant Elected Contributions reinstated at the same level as was in effect at the time of his Termination of Employment subject to any new election made by such Participant pursuant to Section 5.1

         2.4 Employees of Foreign or Domestic Affiliates. An employee of a Foreign or Domestic Affiliate who becomes an Employee shall become a Participant on the later of the day such individual becomes an Employee or the next Entry Date following the date such Employee attains age 21 and completes one Year of Eligibility Service.

         2.5 Leased Employee. A person who has been a Leased Employee (determined without regard to Section 1.34(b)) who becomes an Employee shall become a Participant on the later of (a) the first day of the month following the month in which such person becomes an Employee or
     (b) the next Entry Date following the date such person attains age 21 and completes one Year of Eligibility Service.

                                  ARTICLE III

                   PROFIT SHARING PLAN EMPLOYER CONTRIBUTIONS

         3.1 Profit Sharing Contributions. Profit Sharing Contributions shall be made by Employers, as follows:

               (a) Determination of Contribution. The Board of Directors shall determine and certify to the Committee the amount, if any, of Employer Profit Sharing Contributions to be made to the Program by all Employers hereunder separately for (1) staff and executive employees or store managers and (2) Certified Swing Managers, primary maintenance employees, crew members and other hourly restaurant employees. In its discretion, the Board of Directors may determine different amounts of contributions or contributions of different percentages of Considered Compensation for the groups identified in (1) and (2) of the preceding sentence. Such determination shall be binding on all Participants, the Committee, the Company and the Other Employers.

               (b) Employer's Shares of Profit Sharing Contributions. Subject to Section 12.2, each Employer including the Company shall contribute for each Plan Year an amount equal to the sum of the Staff Contribution and the Crew Contribution as determined for such Employer below:

                    (1) Staff Contribution. The amount of an Employer's Staff Contribution shall equal the product of (A) the total Profit Sharing Contributions for the Plan Year for the Participants identified in Section 3.1(a)(1), as determined by the Board of Directors in accordance with Section 3.1(a), multiplied by (B) a fraction the numerator of which is the total Considered Compensation for such Plan Year of such Participants who are (i) Active Participants and
               (ii) Employees of such Employer and the denominator of which is the total Considered Compensation for the Plan Year of all Active Participants who are Employees, described in
               Section 3.1(a)(1), of all Employers; and

                    (2) Crew Contribution. The amount of an Employer's Crew Contribution shall equal the product of (A) the total Profit Sharing Contributions for the Plan Year for the Participants identified in Section 3.1(a)(2), as determined by the Board of Directors in accordance with Section 3.1(a), multiplied by (B) a fraction the numerator of which is the total Considered Compensation for such Plan Year of such Participants who are (i) Active Participants and
               (ii) Employees of such Employer and the denominator of which is the total Considered Compensation for the Plan Year of all Active Participants who are Employees, described in
               Section 3.1(a)(2), of all Employers.

         3.2 Payment of Contributions Made Pursuant to Article III. The Employer Profit Sharing Contributions for each Plan Year shall be paid in cash or in securities of McDonald's Corporation, which are qualifying employer securities as defined in ERISA Section 407(d)(5) (which includes but is not limited to Company Stock), in full not later than the due date for filing the federal income tax return of the Employer for the tax year during which the last day of such Plan Year falls.

          Employer Profit Sharing Contributions, if any, for each Plan Year shall be held in the Profit Sharing Holding Fund and, if contributed in cash, invested in the STIF Fund or, if contributed as qualifying employer securities, remain invested in qualifying employer securities until February 1 following the Plan Year or, if not administratively feasible, as soon thereafter as administrative requirements may warrant, at which time the Committee shall allocate such amounts to Participants' Profit Sharing Accounts and invest them in accordance with Section 10.7, 10.8 or 10.9(a), as applicable.

                                   ARTICLE IV

                  McDESOP and LEVERAGED EMPLOYER CONTRIBUTIONS

         4.1 Amount of Employer Matching Contributions. Employer Matching Contributions shall be made by Employers as specified in (a), subject to the limitations specified in (b), as follows:

               (a) Employer Matching Contributions. For each Plan Year, each Employer shall contribute to the Trust as Employer Matching Contributions an amount equal to (i) the Matching Amount reduced by (ii) the Forfeiture Amount, as defined below:

                    (1) The Matching Amount shall equal fifty percent (or such greater percentage as the Board of Directors from time to time determines) of the sum of all Participant Elected Matched Contributions (excluding Special Participant Elected Matched Contributions as described in Section 5.1) for the Plan Year made for Active Participants who are employed by that Employer. If the Forfeiture Amount for a Plan Year is greater than the Matching Amount, the Matching Amount shall equal the Forfeiture Amount plus any Employer Matching Contributions made to the Trust by the Employers for such Plan Year.

                    (2) The Forfeiture Amount shall equal (A) the amount of Forfeitures which occur during a Plan Year pursuant to Sections 11.4(c) and 16.6 after any charges to Forfeitures provided hereunder, (B) multiplied by a fraction the numerator of which is the amount of Participant Elected Matched Contributions (excluding Special Participant Elected Matched Contributions) made for Active Participants who are Employees of such Employer and the denominator of which is the total amount of Participant Elected Matched Contributions (excluding Special Participant Elected Matched Contributions) made for Active Participants for the Plan Year.

               (b) Average Actual Contribution Percentage. The average actual contribution percentage ("Average ACP") for a specified group of Participants for a Plan Year shall be the average of the actual contribution percentages of the persons in such group. A Participant's actual contribution percentage is equal to the product of (1) 100 multiplied by (2) the quotient of (A) the sum of Employer Matching Contributions (including any Forfeitures allocated therewith), and Special Section 401(k) Employer Contributions and such amount of Participant Elected Contributions actually paid to the Trust for each such Employee for such Plan Year divided by (B) the Employee's Considered Compensation for the Plan Year ("Actual Contribution Percentage"). As soon as practicable after the end of the Plan Year, the Committee shall calculate the Average ACP for the Plan Year for the group of Employees eligible to be Active Participants who are Highly Compensated Employees and for the group of such Employees who are Non-highly Compensated Employees.

               Solely for purposes of the Average ACP test the Committee shall have the discretion to determine the portion of a Participant's (or selected group of Participant's) Employer Matching Contributions (and Forfeitures), Special Section 401(k) Employer Contributions or Participant Elected Contributions to be counted in calculating the Participant's average contribution percentage and in making such determination shall be under no obligation to treat similarly situated Participants in a like manner so long as the following requirements (to the extent applicable) are satisfied:

                    (1) The amount of Special Section 401(k) Employer Contributions is non-discriminatory under Code Section 401(a)(4);

                    (2) The amount of Participant Elected Contributions, including any Participant Elected Contributions counted for purposes in calculating Participants' average contribution percentages, shall satisfy the requirements of Code Section 401(k)(3);

                    (3) The Special Section 401(k) Contributions are allocated to the Participant as of a date within the Plan Year and the Participant Elective Contributions satisfy the requirements of Treas. Reg. Section 1.401(k)-1(b)(4)(i) for the Plan Year.

               A Participant's Employer Matching Contributions, Special
          Section 401(k) Contributions or Participant Elected Contributions which are counted for purposes of the Required ADP Test pursuant to Section 5.2(e) shall not be counted for purposes of calculating such Participant's average contribution percentage.

               (c) Required Actual Contribution Percentage Test and Adjustment. The Average ACP for the group of Highly Compensated Employees eligible to be Active Participants for any Plan Year shall not exceed both (1) and (2) ("Required ACP Test") as follows:

                    (1) the Average ACP for the group of Participants who are Non-highly Compensated Employees multiplied by 1.25, and

                    (2) the lesser of (A) the Average ACP for the group of Employees eligible to be Active Participants who are Non-highly Compensated Employees multiplied by 2 or (B) such Average ACP for such Employees plus 2%.

          If the Required ACP Test for a Plan Year is not met and, if the Company does not elect to make Special Section 401(k) Employer Contributions with respect to the Plan Year sufficient to result in the Average ACP of the Highly Compensated Employees not exceeding the amounts in both Sections 4.1(c)(1) and (c)(2), then the Committee shall reduce Employer Matching Contributions including any Forfeitures allocated therewith which may be allocated to Participants who are Highly Compensated Employees to the highest percentage of Considered Compensation which results in the Average ACP of Highly Compensated Employees not exceeding the amounts in both Section 4.1(c)(1) or (c)(2) above. The Committee shall reduce and distribute such excess Employer Matching Contributions including any Forfeitures allocated therewith and any income, gains or losses attributable thereto, as determined in accordance with Section 5.3, to Highly Compensated Employees by first reducing and distributing the Employer Matching Contributions including any Forfeitures allocated therewith of such Participants with the highest Actual Contribution Percentage to equal that of the Highly Compensated Employee with the next highest Actual Contribution Percentage and repeating such reductions until the Average ACP for the Highly Compensated Employees does not exceed both the amounts in Sections 4.1(c)(1) or (c)(2) above. The Committee shall make any distributions necessary for the Program to meet the Required ACP Test after the end of the Plan Year with respect to which such reduced Employer Matching Contributions including any Forfeitures allocated therewith were made and, if reasonably possible, by March 15 following the end of such Plan Year but, in any event, not later than by the end of the following Plan Year.

         4.2 Leveraged ESOP Contributions. Leveraged ESOP Contributions shall be made by Employers, as follows:

               (a) Company Leveraged ESOP Contributions. For each Plan Year that a loan authorized under Section 6.1 remains unpaid, the Company shall contribute in cash to the Trust, as Leveraged ESOP Contributions, such amounts (if any) as shall be determined by the Board of Directors, provided, however, the Company's Leveraged ESOP Contribution in cash for any Plan Year shall not be less than the product of:

                    (1) the installment (if any) payable on such loan reduced by the dividends on unallocated shares of Company Stock (including Company Stock into which such shares have been converted) held in the suspense account associated with such loan (or any loan refinanced with such loan), dividends on allocated shares of Company Stock (including Company Stock into which such shares have been converted) held in Participants' Leveraged ESOP Accounts acquired with the proceeds of such loan (or any Loan refinanced with such loan) and earnings attributable to such dividends and to Leveraged ESOP Contributions made to repay such loan; multiplied by

                    (2) a fraction, the numerator of which is the Considered Compensation paid by the Company to Employees for the Plan Year paid while they were Active Participants and the denominator of which is the Considered Compensation for the Plan Year paid to all Employees while they were Active Participants.

          If no installment (as drawn or renegotiated) is payable on a loan for the Plan Year, no Leveraged ESOP Contribution shall be required with respect to such loan for the Plan Year, except as otherwise determined by the Board of Directors. The dividends on allocated shares of Company Stock held in Participants' Leveraged ESOP Accounts acquired with the proceeds of a loan or any loan refinanced with such loan (or shares into which such Company Stock has been converted) shall be included in Section 4.2(a)(1) only to the extent that Employer Contributions and the dividends and other income attributable to unallocated shares held in the suspense account associated with such loan are less than the installments payable or to be payable with respect to such loan.

               (b) Leveraged ESOP Contributions by Other Employers. Each Employer that has adopted the Leveraged ESOP portion of the Plan (other than the Company) shall contribute to the Trust an amount equal to the product of:

                    (1) the total Considered Compensation for the Plan Year paid by such Employer to Employees while they were Active Participants; multiplied by

                    (2) a fraction the numerator of which is the Leveraged ESOP Contribution of the Company for the Plan Year and the denominator of which is the Considered Compensation paid by the Company to Employees while they were Active
               Participants.

               (c) Additional Leveraged ESOP Contributions. The Board of Directors may, in its discretion, determine that Additional leveraged ESOP Contributions shall be made for a Plan Year in Company Stock and designate such contributions as Per Capita Additional Leveraged ESOP Contributions or Compensation Based Additional Leveraged ESOP Contributions (collectively called "Additional Leveraged ESOP Contributions"). The Company shall make such Additional Leveraged ESOP Contributions in an amount equal to the total Additional Leveraged ESOP Contribution multiplied by a fraction the numerator of which is the Considered Compensation paid by the Company to Employees for the Plan Year paid while they were Active Participants and the denominator of which is the Considered Compensation for the Plan Year paid to all Employees while they were Active Participants.

               Each Employer that has adopted the Leveraged ESOP (other than the Company) shall contribute to the Trust as Additional Leveraged ESOP Contributions an amount equal to the product of the total Considered Compensation for the Plan Year paid by such Employer to Employees while they were Active Participants multiplied by a fraction the numerator of which is the Company's Additional Leveraged ESOP Contribution and the denominator of which is the Compensation paid by the Company to Employees while they were Active Participants.

               (d) Special Dividend Replacement Contributions. The Board of Directors may, in its discretion, determine that Special Dividend Replacement Contributions shall be made as of any Valuation Date in an amount not to exceed the dividends with respect to Company Stock allocated to Participant's Leveraged ESOP Accounts which are used pursuant to Section 6.3(b). Each Employer shall make any such Special Dividend Replacement Contributions in an amount equal to the total amount of such contributions to be made as of a Valuation Date multiplied by a fraction the numerator of which is the Considered Compensation paid to Active Participants who are Employees of the Employer for the calendar quarter ending on the Valuation Date and the denominator of which is the Considered Compensation paid to all Active Participants during the calendar quarter ending on the Valuation Date.

         4.3   Annual Employer Contribution Elections.

               (a) Minimum and Maximum Amount of Participant Elected Matched Contributions. If Participant Elected Matched Contributions (in addition to Special Participant Elected Matched Contributions made prior to January 1, 1993) are to be permitted for all or any portion of a Plan Year, the Company by action of its Board of Directors shall specify for the Plan Year or portion of the Plan Year, the amount (either as a dollar amount or a percentage of each Active Participant's Considered Compensation) of such Participant Elected Matched Contributions ("Specified Participant Elected Matched Contributions") which shall be made on behalf of an Active Participant in the absence of a contrary election by the Participant and may also specify, the minimum and maximum amounts of Participant Elected Matched Contributions which a Participant may elect in lieu of Specified Participant Elected Matched Contributions (either as a dollar amount or a percentage of each Participant's Considered Compensation) for the Plan Year or portion of the Plan Year as permitted by procedures established by the Plan Administrator, provided that such minimum and maximum amounts shall be not greater for any Plan Year than:

                    (1) six percent (6%) of the Participant's Considered Compensation if the Participant is a staff or an executive employee or a store manager,

                    (2) ten percent (10%) of the Participant's Considered Compensation if the Participant is a Certified Swing Manager or primary maintenance employee, and

                    (3) eight percent (8%) of the Participant's Considered Compensation if the Participant is a crew member or other hourly restaurant employee.

               (b) Special Section 401(k) Employer Contributions. For each Plan Year, the Company may elect to have the Company and the other Employers make a Special Section 401(k) Employer Contribution to the Program in such amount (if any) as the Board of Directors may determine, which shall be allocated pursuant to
          Section 7.2(b) to the Employer Matching Contribution Accounts of those Active Participants who for the Plan Year are Non-highly Compensated Employees who have Compensation reduction elections in effect. In any Plan Year in which the Company elects to have such a Special Section 401(k) Employer Contribution made, each Employer, including the Company, shall contribute a fractional portion of the Special Section 401(k) Employer Contribution, in an amount equal to the Special Section 401(k) Employer Contribution multiplied by a fraction, the numerator of which is the amount of Participant Elected Contributions for such Plan Year of those Active Participants who are employed by the Employer and who are Non-highly Compensated Employees, and the denominator of which is the amount of Participant Elected Contributions for the Plan Year of all Active Participants who are Non-highly Compensated Employees.

         4.4 Additional Employer Contributions. For such Plan Years, if any, as the Board of Directors shall direct, the Employers shall make Additional Employer Contributions in an amount to be determined by the Board of Directors. Each such Employer shall contribute Additional Employer Contributions to the Trust for a Plan Year in an amount equal to the total Additional Employer Contributions for such Plan Year multiplied by a fraction the numerator of which is the number of Active Participants eligible to receive Additional Employer Contributions who are Employees of the Employer and the denominator of which is the total number of Active Participants eligible to receive Additional Employer Contributions.

         4.5 Payment of Contributions Made Pursuant to Article IV. Employer Contributions for each Plan Year made in accordance with
     Article IV, except for Special Section 401(k) Employer Contributions as provided in Section 4.3(b), shall be delivered to the Trustee on or before the due date for the filing of the federal income tax return (including any extensions) of the Employer for the tax year during which the last day of such Plan Year occurs. Special Section 401(k) Employer Contributions for a Plan Year may be made during the Plan Year or at any time on or before the last day of the following Plan Year.

          Employer Matching Contributions and any Forfeitures allocated therewith, Special Section 401(k) Employer Contributions and Additional Employer Contributions shall be invested in the McDESOP McDonald's Common Stock Fund and held in the McDESOP and Leveraged ESOP Holding Fund until allocated to Participant's Accounts as provided in Sections 7.2(a), 7.2(b) and 7.2(c), respectively. Participant Elected Contributions shall be invested in the McDESOP McDonald's Common Stock Fund and held in the McDESOP and Leveraged ESOP Holding Fund until credited to Participant's Accounts as provided in Section 7.4.

         4.6 Form of Contributions. Except as otherwise provided, Employer Contributions to the McDESOP Trust shall be either in cash or in Company Stock, as each Employer shall determine in its discretion.

                                   ARTICLE V

                       PARTICIPANT ELECTED CONTRIBUTIONS

         5.1 Participant Elected Contributions. Each Active Participant, who is employed by an Employer, shall have his Considered Compensation reduced for each Plan Year or designated portion of a Plan Year by an amount equal to the Specified Participant Elected Matched Contribution for the Plan Year or designated portion of a Plan Year, as provided in
     Section 4.3(a), which amount his Employer shall contribute to the McDESOP Trust on the Participant's behalf as a Participant Elected Matched Contribution, unless the Participant shall elect, on such form, at such time and in such manner as the Committee shall specify, not to have his Considered Compensation so reduced or (subject to the minimum and maximum amounts of reduction specified for the Plan Year pursuant to Section 4.3(a)) reduced by a lesser or greater amount. In addition, each Active Participant may elect in writing on forms approved by the Committee to have his Employer contribute to the McDESOP Trust on the Participant's behalf as Participant Elected Unmatched Contributions an amount equal to any additional amount by which the Participant elects to have his Considered Compensation reduced (which election may be a larger percentage for certain Considered Compensation during a Plan Year, e.g. bonus, and a smaller percentage for other Considered Compensation, e.g. salary, as the Committee shall permit), provided that such amount may not exceed seven percent (7%) of his Considered Compensation for a Plan Year and further provided that an Active Participant may elect Participant Elected Unmatched Contributions as provided above regardless of whether the Participant is making Participant Elected Matched Contributions for that period. The Committee may from time to time establish general policies requiring Participants to elect Participant Elected Matched Contributions up to a specified level before electing any Participant Elected Unmatched Contributions.

          At each quarterly Valuation Date, the amount of a Participant's Participant Elected Matched Contributions shall be redetermined by recharacterizing any Participant Elected Unmatched Contributions as Participant Elected Matched Contributions to the extent in the Plan Year to date taking into account all of the Participant's Participant Elected Matched Contributions and his Considered Compensation in the Plan Year through the Valuation Date, the Participant has not made the maximum permitted Participant Elected Matched Contributions for Participants in the same category as the Participant. Notwithstanding any provision herein to the contrary, the amount of a Participant's Participant Elected Contributions for any calendar year shall not exceed an amount or percentage which from time to time is established by the Committee or the Board of Directors, nor a pro rata portion of said amount for any partial calendar year of contributions.

          Except as otherwise specifically provided herein, a Participant may make, change or revoke a Compensation reduction election at such times and in such manner as the Committee may permit, provided that any such election, change or revocation shall apply solely to Considered Compensation, which is not currently available to the Participant as of the date of such election, change or revocation.
     The Compensation reduction election by the Active Participant which is in accordance with the Program shall continue in effect, notwithstanding any change in Considered Compensation, until he shall change such Compensation reduction election or until he shall cease to be an Active Participant. If a Participant has an election pursuant to the McDonald's 1989 Executive Equalization Plan ("McCap I") or the McDonald's Supplemental Employee Benefit Equalization Plan
     ("McCap II") in effect for a calendar year, the Participant's Compensation reduction election hereunder may not be changed for such year but may only be changed before the beginning of the following Plan Year for such Plan Year. Each Employer shall make Participant Elected Contributions to the Trustee on behalf of each Active Participant employed by the Employer in the amount by which the Participant's Considered Compensation was reduced pursuant to this
     Section 5.1.

         5.2   Restrictions on Participant Elected Contributions.
     Notwithstanding the provisions of Section 5.1, the following restrictions shall apply to Participant Elected Contributions:

               (a) No Participant Compensation reduction election shall be solicited or accepted from any Participant and no Participant Elected Contributions shall be made on behalf of any Participant unless and until a registration statement under the Securities Act of 1933 has become effective with respect to securities offered in connection with the Program, unless in the opinion of counsel for the Company such registration statement is not required;

               (b) No Compensation reduction election shall be solicited or accepted from any Participant who resides or works in any state and no Participant Elected Contributions shall be made on behalf of any Participant who resides or works in any state unless and until the Program shall have complied with applicable securities and blue sky laws of the state or in the opinion of counsel of the Company is exempt from such law; and

               (c) (1) The sum of Participant Elected Contributions and of elected deferrals under any Related Defined Contribution Plan for any Participant shall in no event exceed a maximum of $9,500 (in 1996 as adjusted from time to time, in accordance with Section 402(g)(5) of the Internal Revenue
               Code) for a calendar year ("Maximum Elective Deferral
               Amount").

                    (2) If the Participant notifies the Committee in writing by March 1 following the Plan Year or such later date not later than the April 15 following the Plan Year as the Committee shall permit, that the sum of his elective contributions to a simplified employer pension, to a 403(b) plan (as defined in Section 402(g)(3) of the Internal Revenue Code), or to any qualified cash or deferred arrangement (as defined in Section 401(k) of the Internal Revenue Code) exceeds the Maximum Elective Deferral Amount ("Excess Elected Deferrals"), such portion of the Participant's Participant Elected Contributions as the Participant shall elect in such notice not to exceed the amount of such Excess Elected Deferrals (including any income allocated thereto as determined in accordance with
               Section 5.3) shall be distributed to the Participant not later than the April 15 following the Plan Year. In determining whether a Participant has made Excess Elected Deferrals under this Section 5.2(c)(2), if a Participant is a participant in any plan described in Section 403(b) of the Internal Revenue Code under which he makes elective deferrals, the Maximum Elective Deferral Amount shall be increased in accordance with the provisions of Sections 402(g)(4) and 402(g)(8) of the Internal Revenue Code with respect to any Participant who participates in a plan described in Section 403(b) of the Internal Revenue Code or who is a qualified employee in a plan of a qualified organization (as defined in Section 402(g)(8) of the Internal Revenue Code) for a calendar year.

                    (3) Notwithstanding the foregoing, if the Participant has elected to participate in McCAP I or McCAP II as provided therein his Compensation reduction elections hereunder shall be irrevocable to the extent provided in
               Section 5.1 and any amount of such deferrals which shall be in excess of the Maximum Elective Deferral Amount and any Employer Matching Contributions and any Forfeitures allocated therewith shall not be contributed hereunder but shall be credited to the Participant's account under McCAP I or McCAP II, as applicable, to the extent provided thereunder and further provided that no such amount shall be credited to a Participant under more than one of the McDonald's Profit Sharing Program Equalization Plan ("McEqual"), McCAP I and McCAP II or any other non-qualified deferred compensation plan from time to time maintained by the Company.

                    (4) If a Participant is not eligible to or has not elected to participate in McCAP I or McCAP II as provided therein and has Compensation reduction elections in excess of the Maximum Elective Deferral Amount hereunder, such Participant Elected Contributions shall not be contributed to the Program nor shall such Participant be credited with any Participant Elected Contributions or Employer Matching Contributions and any Forfeitures allocated therewith under McCAP I or McCAP II, as applicable, for the Plan Year.

                    (5) In determining whether the Maximum Elective Deferral Amount has been exceeded, the Plan Administrator may count Participant Elected Contributions toward the limit in the order contributed to the Program, may apply the Maximum Elective Deferral Amount on a pro rata basis to periods specified by the Plan Administrator or such other approach as the Plan Administrator shall reasonably determine.

               (d) Average Actual Deferral Percentage. The average Actual Deferral Percentage ("Average ADP") for a specified group of Participants for a Plan Year shall be the average of the Actual Deferral Percentages of the members of such group. The Actual Deferral Percentage of an individual is the amount of his Participant Elected Contributions (excluding for each Non-highly Compensated Employee any such contributions in excess of the Maximum Elective Deferral Amount as defined in Section 5.2(c)(1)) and such amount of Employer Matching Contributions and Special
          Section 401(k) Employer Contributions, actually paid to the Trust for each such Employee for such Plan Year divided by the Employee's Considered Compensation for the Plan Year ("Actual Deferral Percentage"). As soon as practicable after the end of the Plan Year, the Committee shall calculate the Average ADP for the Plan Year for the group of Participants who are Highly Compensated Employees and for the group of Participants who are Non-highly Compensated Employees.

               Solely for purposes of calculating the Average ADP the Committee shall have the discretion to determine the portion of a Participant's (or selected group of Participant's) Participant Elected Contributions, Employer Matching Contributions or Special
          Section 401(k) Employer Contributions to be counted in calculating the Participant's Actual Deferral Percentage and in making such determination shall be under no obligation to treat similarly situated Participants in a like manner so long as the following requirements (to the extent applicable) are satisfied:

                    (1) The amount of Special Section 401(k) Employer Contributions treated as Participant Elected Contributions for purposes of calculating the Average Deferral Percentage shall satisfy the requirements of Section 401(a)(4);

                    (2) The amount of Special Section 401(k) Employer Contributions treated as Participant Elected Contributions for purposes of the ADP test and those Special Section 401(k) Contributions counted in the calculation of the ACP Test satisfies the requirements of Code Section 401(a)(4); and

                    (3) The Special Section 401(k) Contributions are allocated to Participant's Net Balance Account under the Program as of the last day of the Plan Year for which the ADP test is being calculated.

               (e) Required ADP Test and Adjustment. The Average ADP for a group of Highly Compensated Employees eligible to be Active Participants for any Plan Year shall not exceed both (1) and (2) ("Required ADP Test") below:

                    (1)  the Average ADP for the group of Active
               Participants who are Non-highly Compensated Employees multiplied by 1.25, and

                    (2) the lesser of (A) the Average ADP for Active Participants who are Non-highly Compensated Employees multiplied by 2 or (B) such Average ADP for such Active Participants plus 2%.

               If the Required ADP Test for a Plan Year is not met and, if the Company does not elect to make Special Section 401(k) Contributions with respect to the Plan Year sufficient to result in the Average ADP of the Highly Compensated Employees not exceeding both the amounts in Sections 5.2(e)(1) and (e)(2), then the Committee shall reduce, in accordance with Section 5.5, Participant Elected Contributions (and any Employer Matching Contributions and any Forfeitures allocated therewith allocated with respect thereto) that Active Participants or a portion of the Active Participants who are Highly Compensated Employees may defer so that the Average ADP of Highly Compensated Employees does not exceed the amounts in Sections 5.2(e)(1) and (e)(2).

               The Committee shall reduce and distribute such excess Participant Elected Contributions and any income, gains or losses attributable thereto, as determined in accordance with
          Section 5.3, to Highly Compensated Employees by first reducing the Participant Elected Contributions (and any Employer Matching Contributions and any Forfeitures allocated therewith) of such Participants with the highest Actual Deferral Percentage to equal that of the Highly Compensated Employee with the next highest Actual Deferral Percentage and repeating such reductions until the ADP for the Highly Compensated Employees does not exceed the amounts in both Section 5.2(e)(1) and (e)(2) above. The Committee shall distribute such reduced Participant Elected Contributions and any income allocable thereto after the end of the Plan Year with respect to which such reduced Participant Elected Contributions were made and, if reasonably possible, by March 15 following the end of such Plan Year but, in any event, not later than by the end of the following Plan Year. If Employer Matching Contributions and any Forfeitures allocated therewith are included in calculating the ADP for a Plan Year, any such contributions reduced hereunder shall be distributed to Participants in the same manner as Participant Elected Contributions are distributed (including any income allocable thereto). If Employer Matching Contributions and any Forfeitures allocated therewith are not included in calculating the ADP for Plan Year, any amount of Employer Matching Contributions and any forfeitures allocated therewith reduced hereunder because such contributions were originally allocated with respect to Participant Elected Matched Contributions which are reduced to meet the Required ADP Test shall become a Forfeiture and shall be allocated to other Participant's Employer Matching Contribution Accounts in proportion to the Employer Matching Contributions and any Forfeitures allocated therewith to such accounts pursuant to Sections 7.2(a) and (d).

         5.3   Allocation of Income to Certain Distributed Amounts.
     Income, gains and losses equal to the sum of the amounts determined under (a) below shall be allocated to and distributed with any amounts distributed to a Participant pursuant to Sections 4.1(c), 5.2(e) or
     5.4 as follows:

               (a) Income for Plan Year. Income, gains and losses for a completed Plan Year with respect to contributions distributed in accordance with Section 4.1(c), 5.2(e) or 5.4 shall equal the income, gains and losses for the Plan Year allocable to a Participant's Account for such contributions (taking the contributions allocated to each different type of Account, separately) multiplied by a fraction the numerator of which is the amount of such contributions so distributed and the denominator of which is the total of such Account balance as of the last day of the Plan Year reduced by all earnings and gains and increased by all expenses and losses allocable to such Account for the Plan Year.

               (b) Allocation of Distributed Income to Accounts. Income, gains and losses distributed with any amounts distributed to a Participant pursuant to Sections 4.1(c), 5.2(e) or 5.4 shall reduce the income, gains and losses allocated to a Participant's Participant Elected Contribution Account or Employer Matching Contribution Account, in accordance with Section 10.13, in an amount equal to the total amount of such income, gains and losses distributed.

         5.4 Multiple Use of Alternative Limitations. If after any reductions provided for in Sections 4.1(c) and 5.2(e) are made, the ACP of Highly Compensated Employees exceeds the amount in Section 4.1(c)(1) but does not exceed the lesser of the amounts in Section 4.1(c)(2) and the Average ADP of Highly Compensated Employees exceeds the amount in Section 5.2(e)(1) but does not exceed the lesser of the amounts in Section 5.2(e)(2), the sum of the Average ADP and the Average ACP, for a Plan Year, of the Highly Compensated Employees who are Active Participants (i) shall not exceed the greater of (a) or
     (b), where:

               (a)  equals the sum of (1) plus (2) where:

                    (1) is one hundred and twenty-five percent (125%) of the greater of (A) the Average ADP for such Plan Year of the Non-Highly Compensated Employees who are Active
               Participants, or (B) the Average ACP for such Plan Year of such Non-Highly Compensated Employees; and

                    (2) is two percent plus the lesser of the amount determined under Section 5.4(a)(1)(A) or the amount determined under Section 5.4(a)(1)(B), but in no event shall this amount exceed two hundred percent (200%) of the lesser of the amounts determined under Section 5.4(a)(1)(A) or 5.4(a)(1)(B); and

               (b)  equals the sum of (1) plus (2) where

                    (1) is one hundred and twenty-five percent (125%) of the lesser of (A) the Average ADP for such Plan Year of the Non-Highly Compensated Employees who are Active
               Participants, or (B) the Average ACP for such Plan Year of such Non-Highly Compensated Employees; and

                    (2) is two percent plus the greater of the amount determined under Section 5.4(b)(1)(A) or 5.4(b)(1)(B). In no event, however, shall this amount exceed 200 percent of the greater of the amounts determined under
               Section 5.4(b)(1)(A) or 5.4(b)(1)(B).

     The Committee may establish, from time to time, such rules, restrictions and limitations as it may deem appropriate to insure that the above limitations are met. If the Committee determines that the reduction or disallowance of Employer Matching Contributions and any Forfeitures allocated therewith, Participant elections or Participant Elected Contributions is necessary or desirable with respect to Highly Compensated Employees, the Committee may reduce or disallow Employer Matching Contributions and any Forfeitures allocated therewith or Participant Elected Contributions and the income, gains and losses thereon as determined pursuant to Section 5.3 for such Highly Compensated Employees, including elections for Participant Elected Contributions or such contributions and Employer Matching Contributions and any Forfeitures allocated therewith already made for the Plan Year, as provided in Section 4.1(c), 5.2(e) or 5.5.

         5.5 Excess Compensation Reduction Elections. Participant Elected Contributions for any Participant or group of Participants shall not exceed the maximum amounts permitted under Sections 4.1(c), 5.2(e) and 5.4, as determined by the Committee in its sole discretion.
      If any amounts of Employer Matching Contributions and any Forfeitures allocated therewith of any Participant or group of Participants are determined by the Committee to be in excess of the amounts permitted under Section 4.1(c) or 5.4, or if any amounts of Participant Elected Contributions for any Participant or group of Participants are determined by the Committee to be in excess of the amounts permitted under Section 5.2(e) or 5.4 and if the Company has not elected to make Special Section 401(k) Employer Contributions with respect to the Plan Year sufficient to satisfy the requirements of Section 4.1(c), 5.2(e) or 5.4 or if the Committee reasonably expects that Employer Matching Contributions and any Forfeitures allocated therewith or Participant Elected Contributions will be in excess of the amounts permitted under
     Section 4.1(c), 5.2(e) or 5.4, the Committee may apply one or both of
     (a) and (b) below to the extent the Committee, in its discretion, reasonably estimates to be necessary to satisfy Section 4.1(c), 5.2(e) or 5.4.

               (a) Restrictions on Participant Elected Contributions. The Committee may reduce prospectively the amount of the Participant Elected Contributions which may be made by an Employer to the McDESOP Trust on behalf of an Active Participant or any specified group of Active Participants who are Highly Compensated Employees by reducing the future contributions made with respect to such Participant's or Participants' elections to the extent the Committee reasonably determines it is necessary to satisfy
          Section 5.2(e) or 5.4. In making reductions to future Participant Elected Contributions hereunder the Committee, generally, shall have no obligation to treat similarly situated Participants who are Highly Compensated Employees in the same manner and, particularly, shall not be obligated to reduce Participant's future elections in any particular systematic manner based upon the amount of Participant Elected Contributions already made for the Plan Year, the percentage of a Participant's Considered Compensation which Participant Elected Contributions constitute, or the amount or percentage of Considered Compensation which a Participant's effective Participant Elected Contribution election constitutes.

               (b) Staggered and Limited Elections for Highly Compensated Employees. The Committee may, in accordance with uniform and non-discriminatory rules it establishes from time to time, require that Active Participants who are among the Highly Compensated Employees for the Plan Year make Compensation reduction elections following and/or preceding the completion of such elections by Employees who are Non-highly Compensated Employees and the Committee may (1) limit the amount by which each Participant who is among the Highly Compensated Employees may elect to reduce his Considered Compensation, and (2) permit each Employee who is a Non-highly Compensated Employee to elect to reduce his Considered Compensation within higher limits than those for Highly Compensated Employees.

               (c)  Estimated Compensation.  For the purposes of
          Section 5.5(a) and (b), Employers are permitted to determine that Participants are Highly Compensated Employees or Non-highly Compensated Employees based on the Participant's Considered Compensation for the immediately preceding Plan Year or estimated Considered Compensation for the current Plan Year in accordance with uniform and nondiscriminatory rules whenever information regarding actual Considered Compensation for the Plan Year is not reasonably available at the time the amount of a contribution hereunder is determined or limited; provided that subsequent adjustments shall be made, as necessary, to the extent such estimates prove to be incorrect.

         5.6 Deadline for Participant Elected Contributions. Each Employer shall contribute on behalf of each Active Participant the Participant Elected Contributions for each Plan Year to the Trustee as soon as administratively possible as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets but not later than the earlier of (1) 90 days from the date on which such amounts would otherwise have been payable to the Active Participant in cash or (2) the end of the twelve-month period immediately following the last day of such Plan Year or by such later date as may be permitted under applicable law, Treasury Regulations and Rulings of the Internal Revenue Service.

         5.7 Application of the Limitations of Sections 5.2(c), 5.2(e), 4.1(c), 5.4 and 9.1. Section 5.2(c) shall be first applied to contributions under the Program, secondly, Section 5.2(e) shall be applied to contributions under the Program, thirdly, Section 4.1(c) shall be applied to contributions under the Program, fourthly,
     Section 5.4 shall be applied to contributions under the Program, and lastly, Section 9.1 shall be applied to contributions under the Program.

                                   ARTICLE VI

                           LEVERAGED ESOP PROVISIONS

         6.1 Power to Borrow. The Board of Directors in its discretion may authorize the Trustee of the Trust to borrow funds on behalf of the Program for the purpose of purchasing Company Stock and for making repayment of outstanding loans, the proceeds of which have been used to purchase Company Stock and for which the Program is liable. In the event the Trustee's borrowing shall cause a lending of money or other extension of credit to be made between the Program and a Disqualified Person or a Party in Interest or, if in connection with such borrowing, a Disqualified Person or Party in Interest shall guarantee a loan or other extension of credit to the Program, such loan or other extension of credit to the Program shall, as an "Exempt Loan," meet the requirements of Section 4975(d)(3) of the Internal Revenue Code and Section 408(b)(3) of ERISA and regulations thereunder, which include the following:

               (a) The loan shall be for a specific term and not payable upon demand except in the event of default;

               (b) The loan is primarily for the benefit of Participants and Beneficiaries, at a reasonable rate of interest, and under terms at the time the loan is made which are at least as favorable to the Program as the terms of a comparable loan resulting from arms-length negotiations between independent parties;

               (c) The proceeds of the loan must be used within a reasonable time after their receipt to acquire Company Stock or for making repayment of an outstanding Exempt Loan;

               (d) The loan shall be without recourse against the Program and collateral for the loan shall be limited to the shares of Company Stock acquired with the proceeds of the loan (or Company Stock into which such shares have been converted) or used as collateral on an outstanding Exempt Loan which is being repaid with the proceeds of the loan. No person entitled to payment under the loan shall have any right to any assets of the Program other than the collateral, Leveraged ESOP Contributions (excluding contributions of Company Stock), earnings on such collateral and contributions (including but not limited to dividends paid on unallocated Company Stock held in the Leveraged ESOP Suspense Account) and dividends on Company Stock (or Company Stock into which such shares have been converted) acquired with the loan proceeds and held in Participants' Leveraged ESOP Accounts;

               (e) In the event of a default upon the loan, the value of the Program assets transferred in satisfaction of the loan shall not exceed the amount of the default and, if the lender is a Party in Interest or Disqualified Person, shall not exceed an amount of Plan assets equal to the amount of the payment schedule with respect to which there is a failure to pay; and

               (f) The loan may provide that there shall be no required payments of principal and/or interest for one or more years and the Company may from time to time request the Trustee to renegotiate any such loan to change the payment terms with respect to payments not then due and payable, to extend the period of payment, or to reduce or eliminate the amount of any payment or payments of principal and/or interest not then due and payable.

          These rules shall be changed by amendment to the Program to the extent changes in applicable law require or permit.

         6.2 Accounting for Loan Proceeds and Leveraged ESOP Contributions. The Committee shall establish with respect to each loan a separate Leveraged ESOP Suspense Account to record and separately account for: (a) the proceeds of each loan or other extension of credit authorized under Section 6.1 and any unallocated Company Stock purchased with proceeds of such a loan or any loan refinanced with such loan (and any Company Stock into which such purchased shares have been converted), (b) Leveraged ESOP Contributions with respect to such loan, (c) any income, gains or losses allocated to the Leveraged ESOP Suspense Account with respect to such loan and (d) any dividends from shares of Company Stock purchased (and Company Stock into which such purchased shares have been converted) with the proceeds of the loan (or any loan refinanced with such loan) which have been allocated to Participants' Accounts and transferred to the Suspense Account. Subject to the discretion of the Trustee to reinvest proceeds from the sale of Company Stock pursuant to Section 6.4(b), earnings of the Leveraged ESOP Suspense Account with respect to a loan shall be used to repay the loan, and to the extent not so used shall be released and allocated under
     Section 6.3 hereof. Assets shall be released from the Leveraged ESOP Suspense Account only in accordance with the provisions of Section 6.3 or to repay a loan or for reinvestment in Company Stock pursuant to
     Section 6.4(b), provided, however, proceeds of an Exempt Loan may not be used to repay any loan which is not an Exempt Loan.

         6.3   Release from Leveraged ESOP Suspense Account.

               (a) Loan Repayment Release. Company Stock acquired with the proceeds of an Exempt Loan, or other loan authorized under
          Section 6.1 or a loan refinanced with such Exempt Loan or other loan (and Company Stock into which such purchased shares have been converted) and held in the Leveraged ESOP Suspense Account under Section 6.2 shall be released as of the last Valuation Date of a Plan Year immediately following the release under
          Section 6.3(b) for such Valuation Date for allocation to Leveraged ESOP Accounts, of each Active Participant in accordance with the provisions of Section 6.3(a)(1) below, unless such loan provides for the annual payment of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years, and the interest paid on such loan is determined under standard loan amortization tables, in which case such Company Stock shall be released in accordance with Section 6.3(a)(1) or (2) below, as may be selected by the Board of Directors in its discretion at the time such loan is made; provided, however, if such loan is renewed, extended or refinanced, and if the sum of the expired duration of the loan, any renewal period, extension period, and the duration of the refinancing exceeds ten (10) years, determined as of the date of the renewal, extension or refinancing, Section 6.3(a)(1) shall apply:

                    (1) Each Plan Year in which any amount remains outstanding under an Exempt Loan (or other loan authorized under Section 6.1), the number of shares of Company Stock released from the Leveraged ESOP Suspense Account shall equal the difference between (A) the product (rounded upward to the nearest whole number of shares) of the number of shares of Company Stock held and accounted for under the Leveraged ESOP Suspense Account immediately before the release increased by the number of shares, if any, previously released from the Leveraged ESOP Suspense Account in accordance with Section 6.3(b) for the Plan Year with respect to such loan, multiplied by a fraction, the numerator of which is the amount of principal and interest paid on the Exempt Loan (or other loan authorized under Section 6.1) for the Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid for all future Plan Years (without consideration of possible extensions or renewal periods) reduced by
               (B) the number of shares, if any, previously released from the Leveraged ESOP Suspense Account in accordance with
               Section 6.3(b) for the Plan Year with respect to such loan. If the interest rate under the Exempt Loan (or other loan authorized under Section 6.1) is variable, the interest to be paid in future Plan Years shall be computed by using the interest rate applicable as of the end of the Plan Year of payment.

                    (2) For each Plan Year during the duration of an Exempt Loan (or other loan authorized under Section 6.1), the number of shares of Company Stock released from the Leveraged ESOP Suspense Account shall equal the difference between (A) the product of the number of shares of Company Stock held and accounted for under the Leveraged ESOP Suspense Account immediately before the release increased by the number of shares, if any, previously released from the Leveraged ESOP Suspense Account in accordance with
               Section 6.3(b) for the Plan Year with respect to such loan, multiplied by a fraction, the numerator of which is the amount of principal paid on the Exempt Loan (or other loan authorized under Section 6.1) for the Plan Year and the denominator of which is the sum of the numerator plus the principal to be paid for all future years reduced by (B) the number of shares, if any, previously released from the Leveraged ESOP Suspense Account in accordance with Section 6.3(b) for the Plan Year with respect to such loan.

               If subsection (1) is applicable and if no amount of principal and interest is paid with respect to a loan for the Plan Year, or if subsection (2) is applicable and no amount of principal is paid for the Plan Year, there shall be no release of shares of Company Stock from the Leveraged ESOP Suspense Account maintained with respect to such loan for the Plan Year in accordance with Section 6.3(a). If an Exempt Loan (or other loan authorized under Section 6.1) is repaid as a result of a refinancing by another Exempt Loan (or other loan authorized under Section 6.1), such repayment shall not be considered a repayment of principal under Sections 6.3(a)(1) and (2) and the release of shares shall be determined as provided in Section 6.3(a)(1) and (2), by aggregating principal and interest on the loan and any refinancings of the loan.

               (b) As of each Valuation Date, there shall be released from the Leveraged ESOP Suspense Account maintained with respect to each Exempt Loan (or other loan authorized under Section 6.1) Company Stock in an amount equal to (1) the number of shares which have a fair market value as of the Valuation Date equal to the amount of dividends paid to the Trust with respect to shares of Company Stock which were purchased with the proceeds of such loan or any loan refinanced with such loan (and Company Stock into which such purchased shares have been converted) and which have been allocated to Participants' Accounts, which dividends shall be received by the Trust since the immediately preceding Valuation Date, credited to Participants' Accounts and immediately placed in the Leveraged ESOP Suspense Account to be used to repay the loan, reduced by (2) the number of any shares contributed or the number of shares purchased with any cash contributed to the Trust as Special Dividend Replacement Contributions in accordance with Section 4.2(d) with respect to the loan.

               (c) Any release from the Leveraged ESOP Suspense Account provided for in Section 6.3(b) for each Valuation Date during a Plan Year (including the last Valuation Date for a Plan Year) shall be made prior to the release from the Leveraged ESOP Suspense Account provided for in Section 6.3(a).

         6.4   Installment Payments on Exempt Loan.

               (a) Installment Payments. The Trustee shall make payments on an Exempt Loan (or other loan authorized under Section 6.1) in the amounts and at such times as such payments are due under the terms of such loan and such additional payments on such loan as the Trustee determines in its discretion, provided, however, such payments shall be made solely from the Leveraged ESOP Suspense Account, from amounts of Leveraged ESOP Contributions made in cash, from dividends with respect to shares of Company Stock purchased with a loan or a loan refinanced by such loan (or Company Stock into which such shares have been converted) which shares have been released from a Leveraged ESOP Suspense Account and allocated to Participants' Accounts and from dividends or other earnings with respect to the Leveraged ESOP Suspense Account maintained with respect to such loan.

               (b) Sale of Company Stock Held in Leveraged ESOP Suspense Account. In the event that any shares of Company Stock acquired with the proceeds of a loan or a loan refinanced with such loan (and Company Stock into which such purchased shares have been converted) and held in a Leveraged ESOP Suspense Account are sold prior to release from such Leveraged ESOP Suspense Account, the Trustee, in its sole discretion, may either (1) apply the proceeds of such sale, or any portion thereof, toward repayment of such loan or a loan refinanced with such loan or (2) reinvest the proceeds of such sale, or any portion thereof, in shares of Company Stock. In exercising its discretion pursuant to Section 6.4(a), the Trustee shall consider the long-term interests of both current and future Participants and Beneficiaries in providing benefits under the Program and Trust.

         6.5 Non-Terminable Rights and Protections. Any of the provisions herein to the contrary notwithstanding, the following protections and rights are non-terminable, except to the extent required or permitted under applicable law, Treasury Regulations and Rulings of the Internal Revenue Service, with respect to proceeds of an Exempt Loan regardless of whether the Program continues to be maintained as a leveraged ESOP.

               (a) Except as provided in this Section 6.5, or except as otherwise required by applicable law, no security acquired with the proceeds of an Exempt Loan may be subject to a put, call (other than a call with respect to Company Stock which is convertible preferred stock which provides for a reasonable opportunity for a conversion into common stock of the Company which is Company Stock after such call is exercised), or other option, or buy-sell or similar arrangement while held by and when distributed from the Program, whether or not the Program is then an ESOP.

               (b) If any Company Stock acquired with the proceeds of an Exempt Loan (or other loan authorized under Section 6.1) or which is otherwise subject to this provision pursuant to Section 11.2(k) is not readily tradeable on an established market, or thereafter ceases to be publicly traded and if and only if such Company Stock should ever be distributed from the Program, the distributee shall be given an option exercisable only by the distributee (or the distributee's donees or a person, including an estate of a distributee, to whom the security passes by reason of the Participant's death), to put the security to the Company for a 60 day period beginning on the date of distribution ("First Put Period") and for another 60 day period commencing on the first anniversary of the date of distribution ("Second Put Period"). If such security ceases to be readily tradeable on an established market (or becomes subject to a trading limitation) before the end of the Second Put Period, the Company shall notify the Participant in writing on or before the 10th day after the date the security ceases to be readily tradeable on an established market (or becomes subject to a trading limitation) that the security is subject to a put option to the Company for any portion of the First Put Period and the Second Put Period remaining after the date the security ceases to be readily tradeable on an established market, and such notice shall inform the distributees of the terms of the put option. The Program shall have the right, but not the obligation, to assume the rights and obligations of the Company with respect to the put option at the time the put option is exercised. A put option hereunder shall be exercised by the holder notifying the Company in writing that the put option is being exercised. If during the First Put Period or the Second Put Period, a distributee is unable to exercise a put option because the Company is prohibited from honoring it under applicable Federal or State law ("Non-Exercise Period"), the put option shall be exercisable during an extended put period ("Extended Put Period"). The Extended Put Period shall commence on the 10th day after the Company can honor the put option and notice of this fact is given to the distributees entitled to an Extended Put Period and shall extend for a period equal to the number of days in the Non-Exercise Period but not more than 60 days.

               If the Non-Exercise Period was for more than 60 days, a second Extended Put Period shall occur commencing on the first anniversary of the first Extended Put Period and shall extend for the lesser of (1) 60 days or (2) number of days in the Non-Exercise Period reduced by 60 days.

               A put option shall be exercisable at a price equal to the value of the security determined as of the most recent Valuation Date following the Participant's exercise of the put option. Payment under a put option shall not be restricted by the provisions of a loan or other arrangement, including the Company's articles of incorporation, unless so required by State law. If the distributee exercises a put option with respect to Company Stock received by the Participant as part of an installment distribution, the Company shall pay for such Company Stock not later than thirty days after the exercise of such option. If the distributee exercises a put option with respect to Company Stock received as part of a distribution to the Participant within one taxable year of the balance to the credit of the Participant's vested Net Balance Account, the Company may pay for such Company Stock not later than the thirtieth day after the exercise of such option or may elect to pay for such Company Stock with deferred payments. Payments for shares of Company Stock put to the Company may be deferred only if adequate security and a reasonable rate of interest are provided and if periodic payments are made in substantially equal installments (at least annually) beginning within 30 days after the date the put option is exercised and extending for no more than 5 years after the put option is exercised.

          The provisions of this Section 6.5 shall not be terminated or amended except to the extent required or permitted under applicable law, Treasury Regulations and Rulings of the Internal Revenue Service.

         6.6 Independent Appraisals Required. All valuations of Company Stock which is not readily tradeable on an established securities market shall be made as of each Valuation Date by an independent appraiser meeting requirements similar to the requirements of the regulations prescribed under Section 170(a)(1) of the Internal Revenue Code.

                                  ARTICLE VII

                          ALLOCATIONS OF CONTRIBUTIONS

         7.1   Profit Sharing Contribution Allocation Formula.

               (a) As of the last Valuation Date of each Plan Year, the Profit Sharing Contributions made pursuant to Section 3.1(b)(1) and the net income gains and losses of the Profit Sharing Holding Fund as provided in Sections 10.13 and 10.14 shall be allocated to the Profit Sharing Fund Account of each Active Participant who is a staff or an executive employee or a store manager, in an amount equal to the product of (1) multiplied by (2) where:

                    (1)  is Profit Sharing Contributions made pursuant to
               Section 3.1(b)(1) for the Plan Year, and

                    (2) is a fraction the numerator of which is the Active Participant's Considered Compensation for the Plan Year and the denominator of which is the total Considered
               Compensation of all such Active Participants for such Plan
               Year.

               (b) As of the last Valuation Date of each Plan Year, the Profit Sharing Contributions made pursuant to Section 3.1(b)(2) and the net income gains and losses of the Profit Sharing Holding Fund as provided in Sections 10.13 and 10.14 shall be allocated to the Profit Sharing Account of each Active Participant who is a certified swing manager, a primary maintenance employee or crew or other store hourly employee in an amount equal to the product of (1) multiplied by (2) where:

                    (1)  is Profit Sharing Contributions made pursuant to
               Section 3.1(b)(2) for the Plan Year, and

                    (2) is a fraction of the numerator of which is the Active Participant's Considered Compensation for the Plan Year and the denominator of which is the total Considered Compensation of all such Active Participants for such Plan Year.

               (c) Allocations to the Profit Sharing Accounts of Active Participants shall be made as soon as reasonably possible after the end of a Plan Year after the Company has determined that its final contribution for the Plan Year has been made to the McDonald's Corporation Savings and Profit Sharing Master Trust. Employer Profit Sharing Contributions shall be held in the Profit Sharing Holding Fund until allocated to the Profit Sharing Account of each Active Participant. If notwithstanding its earlier determination that the final contribution for a Plan Year has been made, additional Employer Profit Sharing Contributions are contributed for a Plan Year, such contributions shall be allocated no later than the last day of the next following Plan Year. Effective the first day of the calendar month next following the date amounts are allocated pursuant to this
          Section 7.1, such amounts shall be invested in accordance with the investment elections applicable to each respective Participant's Profit Sharing Account as provided in
          Sections 10.7, 10.8 or 10.9.

         7.2 Employer Matching Contributions, Additional Employer Contributions and Special Section 401(k) Employer Contributions.

               (a) Allocation of Employer Matching Contributions. As of each Valuation Date, the Employer Matching Contributions and Forfeitures held in the McDESOP and Leveraged ESOP Holding Fund shall be allocated to the Employer Matching Contribution Account of each Active Participant in an equal percentage (not to exceed the Matching Percentage as defined in Section 4.1(a)) of each Participant's Participant Elected Matched Contributions (excluding Special Participant Elected Matched Contributions) made for the period since the immediately preceding Valuation Date. Notwithstanding the foregoing, any amount in the McDESOP and Leveraged ESOP Holding Fund as of the last Valuation Date of the Plan Year (even if such contributions for the Plan Year are made after such Valuation Date as provided in Section 10.15) after allocations are made pursuant to the preceding sentence, shall be allocated to Employer Matching Contribution Account of each Active Participant who is an Employee on such Valuation Date in an amount equal to such remaining amount multiplied by a fraction the numerator of which is the amount of Participant Elected Matched Contributions (excluding Special Participant Elected Matched Contributions) made on behalf of such Active Participant for the Plan Year and the denominator of which is the total amount of Participant Elected Matched Contributions (excluding Special Participant Elected Matched Contributions) made on behalf of all such Active Participants for the Plan Year.

               (b) Allocation of Special Section 401(k) Employer Contributions. Special Section 401(k) Employer Contributions to the Trust for a Plan Year shall be allocated, as of the last Valuation Date of the Plan Year, in an equal amount to the Employer Matching Contribution Account of each designated Active Participant. The designated Active Participants shall be the smallest group of Non-Highly Compensated Employees who made Participant Elected Contributions for the Plan Year and to whom the dollar amount of per individual Special Section 401(k) Employer Contributions could be allocated which would cause the Program to pass whichever of the following tests it would not otherwise pass: the ADP test in Section 5.2(e), the ACP test in
          Section 4.1(c) or the multiple use test in Section 5.4.

               (c) Allocation of Additional Employer Contributions. As of the last Valuation Date of each Plan Year as the Board of Directors may direct, Additional Employer Contributions shall be allocated to the Employer Matching Contribution Account of each Active Participant in an amount equal to the amount of the Additional Employer Contributions for the Plan Year multiplied by a fraction, the numerator of which is the number of full calendar months during which the Participant was an Active Participant, and the denominator of which is the aggregate number of full calendar months during which all Active Participants were Active Participants.

         7.3   Leveraged ESOP Contributions.

               (a) Leveraged ESOP Contributions. Any shares of Company Stock purchased with the proceeds of a loan (or Company Stock into which such shares have been converted) designated by the Board of Directors to be repaid by Compensation Based Leveraged ESOP Contributions (or a loan refinanced by such loan) and released from the Leveraged ESOP Suspense Accounts maintained with respect to such loan, any income from such Leveraged ESOP Suspense Accounts released pursuant to Sections 6.2 and 6.3, and any Forfeitures from Leveraged ESOP Accounts for the Plan Year shall be allocated to each Active Participant's Leveraged ESOP
          Account:

                    (1) as of each Valuation Date, in an amount, if any, with respect to each loan equal to the amount of dividends paid with respect to Company Stock (or Company Stock into which such shares have been converted) which was purchased with the proceeds of such a loan (or a loan refinanced by such loan) and which has been allocated to the Participant's Account, which dividends, since the immediately preceding Valuation Date, were credited to Participants' Accounts and immediately transferred to the Leveraged ESOP Suspense Account pursuant to Section 10.13(b) to be used to make payments on the loan; and

                    (2) as of the last Valuation Date of each Plan Year, in an amount equal to the number of shares of Company Stock released from the Leveraged ESOP Contribution Suspense Account in accordance with Section 6.3(a) multiplied by a fraction the numerator of which is the Considered Compensation of the Active Participant and the denominator of which is the total of all Considered Compensation of all Active Participants.

               (b) Additional Leveraged ESOP Contributions. Additional Leveraged ESOP Contributions for a Plan Year which were designated in accordance with Section 4.2(c) as Per Capita Additional Leveraged ESOP Contributions (and any Forfeitures therefrom) shall be allocated as of the last Valuation Date of the Plan Year to the Additional Leveraged ESOP Account of each Active Participant in an amount equal to the total amount of Per Capita Additional Leveraged ESOP Contributions (and any Forfeitures therefrom) for the Plan Year divided by the number of Active Participants. Additional Leveraged ESOP Contributions for a Plan Year which were designated in accordance with
          Section 4.2(c) as Compensation Based Additional Leveraged ESOP Contributions (and any Forfeitures therefrom) shall be allocated as of the last Valuation Date of such Plan Year to the Additional Leveraged ESOP Account of each Active Participant in an amount equal to the total amount of Additional Leveraged ESOP Contributions (and any Forfeitures therefrom) multiplied by a fraction the numerator of which is the Considered Compensation of such Active Participant and the denominator of which is the total Considered Compensation of all Active Participants for the Plan Year. Per Capita Additional Employer Leveraged ESOP Contributions and Compensation Based Additional Employer Leveraged ESOP Contributions shall be separately accounted for in Participants' Additional Leveraged ESOP Accounts.

               (c) Special Dividend Replacement Contributions. Any Special Dividend Replacement Contributions made to the Program pursuant to Section 4.2(d) shall be credited to Participant's Accounts to replace dividends which pursuant to Section 6.3(b) are credited to the Leveraged ESOP Suspense Account to be used to repay the Exempt Loan the proceeds of which purchased the shares of Company Stock with respect to which such dividends were paid.

         7.4 Participant Elected Contributions. As of each Valuation Date, the Participant Elected Contributions in the McDESOP and Leveraged ESOP Holding Fund shall be credited to the Participant Elected Contribution Accounts of the Participants for whom such contributions were made.

         7.5 Timing of Allocations. Amounts allocated to or transferred to Participants' Accounts as of a Valuation Date shall be credited to the Accounts as of such Valuation Date but after the adjustments are made for Trust income as provided in Sections 10.12, 10.13 and 10.14.
      Amounts contributed to the Program shall be credited as of the date of contribution to the following Accounts and Funds: Profit Sharing Holding Fund, McDESOP and Leveraged ESOP Holding Fund, and Rollover Holding Account as provided in Section 10.23 and the Leveraged ESOP Suspense Account as provided in Section 6.2.

                                  ARTICLE VIII

                        ROLLOVERS AND TRUSTEE TRANSFERS

         8.1 Participant Rollovers. A Participant may elect through procedures approved by the Committee to make Rollovers to the Program. If any Rollover includes property other than money, the Trustee may in its sole discretion refuse to accept such Rollover or may condition its acceptance of such Rollover on such terms and conditions as it deems reasonable. Each Participant's Rollover shall be held in his Rollover Holding Account until the next following Valuation Date at which time his Rollover Holding Account is transferred to the Participant's Rollover Account and invested in accordance with his investment elections provided for in Section 10.8.

         8.2 Limited Participation. An Employee who is not eligible to participate in the Program solely by reason of failing to meet the eligibility requirements of Section 2.1 and who reasonably expects to become a Participant when such requirements are met, may be a Participant in the Program solely for the limited purpose of making a Rollover subject to the same conditions on such Rollovers as any other Participant.

         8.3 Withdrawal of Rollovers. At the election of the Participant, amounts in his Rollover Account and Rollover Holding Account may be withdrawn as provided in Section 11.16.

         8.4 Rollover Not Forfeitable. A Participant's Rollover Account and Rollover Holding Account shall be fully vested and non-forfeitable.

                                   ARTICLE IX

                          LIMITATIONS ON CONTRIBUTIONS
                         BECAUSE OF FEDERAL LEGISLATION

         9.1 Limitations on Contributions. Any of the provisions herein to the contrary notwithstanding, a Participant's Annual Additions (as defined in paragraph (a) below) for any Plan Year shall not exceed his Maximum Annual Additions (as defined in paragraph (b) below) for the Plan Year. If a Participant's Annual Additions would but for the provisions of this Section 9.1, exceed his Maximum Annual Additions (the "Annual Excess"), the Participant's Annual Additions for the Plan Year shall be reduced under Section 9.1(d) by the amount necessary to eliminate such Annual Excess. Rollovers shall not be included as part of a Participant's Annual Additions.

               (a) "Annual Additions" of a Participant for a Plan Year means the sum of the following:

                    (1) Employer Contributions allocated to his Profit Sharing Account for the Plan Year;

                    (2) Participant Elected Contributions, Employer Matching Contributions, Additional Employer Contributions, Special Section 401(k) Contributions and any Forfeitures allocated therewith for the Plan Year allocated to the Participant;

                    (3) any amount of Leveraged ESOP Annual Additions, as determined under Section 9.1(c), allocated to the Participant;

                    (4) all other employer contributions and forfeitures (excluding Forfeitures allocated to the Participant's Leveraged ESOP Account) for such Plan Year allocated to the Participant's accounts for such Plan Year under the Program or any other Related Defined Contribution Plan not already included under Section 9.1(a)(1), 9.1(a)(2) or 9.1(a)(3);

                    (5)  the amount of nondeductible participant
               contributions under the Program or any Related Plan made by the Participant for the Plan Year; and

                    (6)  solely with respect to the limitation under
               Section 9.1(b)(2) contributions allocated to any individual medical account as provided in Code Section 415(l)(1).

               (b) "Maximum Annual Additions" of a Participant for a Plan Year means the lesser of (1) or (2) below:

                    (1) 25% of the Participant's Considered Compensation, or

                    (2) $30,000, adjusted in subsequent years for cost of living adjustments determined in accordance with regulations prescribed by the Secretary of Treasury or his delegate pursuant to the provisions of Section 415(d) of the Internal Revenue Code.

               (c)  "Leveraged ESOP Annual Additions" means:

                    (1) If the Participant is an Active Participant under the Leveraged ESOP portion of the Program, and if no more than one-third (1/3) of the total amounts deductible under
               Section 404(a)(9) of the Internal Revenue Code for the Plan Year is allocated to Highly Compensated Employees, an amount for each Exempt Loan equal to the product of (A) the Employer Leveraged ESOP Contributions used to repay each loan for the Plan Year, reduced, for any Plan Year for which the loan repaid is an Exempt Loan as defined in Section 6.1, by the amount used to pay interest on the Exempt Loan, multiplied by (B) a fraction, the numerator of which is the Participant's Considered Compensation for the Plan Year, and the denominator of which is the Considered Compensation of all Active Participants for the Plan Year; provided that, if a Participant's allocations to his Leveraged ESOP Account are reduced in order to reduce the Annual Excess in accordance with the provisions of this Article IX, the Participant's Considered Compensation for purposes of both the numerator and the denominator of this fraction shall be reduced to an amount equal to the Ptiiccipant's Considered Compensation, multiplied by a fraction, the numerator of which is the Participant's allocation to his Leveraged ESOP Account for the Plan Year after applying the Annual Excess reduction provisions hereunder and the denominator of which is such allocation to his Leveraged ESOP Account for the Plan Year before applying the Annual Excess reduction provisions hereunder.

                    (2) If the Participant is an Active Participant with respect to the ESOP for the Plan Year and if
               Section 9.1(c)(1) does not apply, an amount for each loan equal to the sum of (A) Forfeitures allocated to the Participant's Leveraged ESOP Account under the McDESOP portion of the Program, and (B) the sum of the products of the Leveraged ESOP Contributions used to repay each loan for the Plan Year (including the amount used to repay interest on such loans), multiplied by (i) in the case of Leveraged ESOP Contributions, a fraction, the numerator of which is the Participant's Considered Compensation for the Plan Year and the denominator of which is the Considered Compensation of all Active Participants for the Plan Year; provided that, if a Participant's allocations to his Leveraged ESOP Account are reduced in order to reduce the Annual Excess in accordance with the provisions of this Article IX, the Participant's Considered Compensation for purposes of both the numerator and the denominator of this fraction shall be reduced to an amount equal to the Participant's Considered Compensation, multiplied by a fraction, the numerator of which is the Participant's allocation to his Leveraged ESOP Account for the Plan Year, after applying the Annual Excess reduction provisions hereunder and the denominator of which is such allocation to his Leveraged ESOP Account for the Plan Year before applying the Annual Excess reduction provisions hereunder.

                    (3) The amount of Leveraged ESOP Contributions deemed to be used to pay interest on a loan for a Plan Year for purposes of Section 9.1(c)(2)(A) and (B) shall be the amount of Leveraged ESOP Contributions made for the Plan Year multiplied by a fraction the numerator of which is the amount of all interest payments made by the Trust for the Plan Year with respect to such loan (including any refinancing of such loan) from all sources and the denominator of which is the amount of all payments of both principal and interest made by the Trust for the Plan Year with respect to such loan (including any refinancing of such loan) from all sources.

               (d) Elimination of Annual Excess. If a Participant has an Annual Excess for a Plan Year, such excess shall not be allocated to the Participant's Accounts, but shall be eliminated as follows:

                    (1) If any Annual Excess remains after application of the preceding paragraph, the Participant's Employer Contributions allocable to such Participant's Profit Sharing Account shall be reduced to the extent such reductions reduce the Annual Excess.

                    (2) If any Annual Excess remains after application of the preceding paragraph, the Participant's Leveraged ESOP Annual Additions (other than those with respect to Dividend Replacement Contributions) shall be reduced by reducing the allocations made as of a given Valuation Date reducing allocations with respect to Forfeitures before allocations with respect to Employer Contributions for each loan starting first with the most recent loan and then with other loans in the reverse of the order in which made to the extent which reductions reduce the amount of the Annual Excess.

                    (3) If any Annual Excess remains after application of the preceding paragraph, Participant Elected Contributions and Employer Matching Contributions shall be reduced by reducing those contributions most recently credited to the Participant's Accounts first (followed by the next most recent and so forth) and with respect to contributions credited as of a Valuation Date reducing contributions in the order listed, as follows: Employer Matching Contributions, Participant Elected Unmatched Contributions and Participant Elected Matched Contributions to the extent such reductions reduce the amount of the Annual Excess.

                    (4) If any Annual Excess remains after application of the preceding paragraph, the Participant's allocations of Additional Employer Contributions shall be reduced to the extent such reductions reduce the amount of the Annual Excess.

                    (5) If any Annual Excess remains after application of the preceding paragraph, the Participant's allocations of Special Section 401(k) Employer Contributions shall be reduced to the extent such reductions reduce the amount of the remaining Annual Excess.

                    (6) If any Annual Excess remains after application of the preceding paragraph, the Participant's allocations to his Additional Leveraged ESOP Account shall be reduced to the extent such reductions reduce the amount of the Annual Excess.

                    (7) If any Annual Excess remains after application of the preceding paragraph, any Special Dividend Replacement Contributions credited to the Participant's Leveraged ESOP Account shall be reduced to the extent such reductions reduce the amount of the remaining Annual Excess.

          Any allocations of Employer Contributions and Forfeitures reduced or eliminated under this Section 9.1(d), as above provided, shall, subject to the limits of this Section 9.1, be reallocated to the Accounts of the other Participants not having such reductions as of the last day of that Plan Year in the same manner as such Employer Contributions and Forfeitures were initially allocated under Article VII. The amount of any Participant Elected Contributions reduced or eliminated under this Section 9.1 which have been contributed to the Program shall be allocated as (and in lieu of) Employer Matching Contributions in the Plan Year for which or next following the Plan Year for which the reduction is made. Any Employer Contributions and Forfeitures which, under the limits of this Section 9.1, cannot be reallocated to the Accounts of other Participants in the Plan Year shall, subject to the limits of this Section 9.1, be held in an unallocated suspense account and reallocated in a subsequent Plan Year. If the Program shall be terminated, any amounts held in a suspense account shall be reallocated to the accounts of all Participants in accordance with Article VII subject to the limitations of Section 9.1anndd any such amounts which cannot be reallocad tto Participants in the Plan Year of the termination shall be returned to the Employers in such proportions as shall be determined by the Committee.

               (e) Limitation in Case of Employee Participation in Both Defined Benefit and Defined Contribution Plans. If a Participant participates in any defined benefit plan of the Employer (or any Related Defined Benefit Plan), the sum of the Defined Benefit Plan Fraction (as defined in Section 415(e)(2) of the Internal Revenue Code) and the Defined Contribution Plan Fraction (as defined in Section 415(e)(3) of the Internal Revenue Code) for such Participant shall not exceed 1.0 (called the "Combined Fraction"). If the Combined Fraction of such Participant exceeds 1.0, the Participant's Defined Benefit Plan Fraction shall be reduced by limiting the Participant's annual benefits payable from the Related Defined Benefit Plan in which he participates to the extent necessary to reduce the Combined Fraction of such Participant to 1.0, and to the extent the Combined Fraction continues to exceed 1.0, by reducing the Participant's Maximum Annual Additions to the extent necessary to reduce the Combined Fraction to 1.0. In calculating the Participant's Defined Contribution Fraction employee contributions as permitted under the Program or a Related Plan before January 1, 1987, shall be counted as Annual Additions only to the extent that they were counted under the Program as then in effect.

         9.2 Employer Contribution Reductions. If a Participant's Participant Elected Contributions or his allocations of Employer Contributions and Forfeitures are reduced or eliminated under
     Section 9.1, the amount shall be provided to the Participant under McEqual, McCAP I or McCAP II, or other non-qualified plans maintained by the Company, to the extent therein provided. Amounts of Participant Elected Contributions and Employer Matching Contributions expected to be within the limitations under Section 9.1 shall be contributed to the Program and credited hereunder. Amounts of such contributions expected to be in excess of the limitations under
     Section 9.1 shall be tentatively credited to McEqual, McCAP I or McCAP II or other non-qualified plans maintained by the Company. If it is subsequently determined that additional amounts of Participant Elected Contributions or Employer Matching Contributions should be contributed hereto to attain the limitations under Section 9.1, in order to put the Participant in the same position he would have been in had such amounts been contributed contemporaneously to the Program, contributions to the Program will reflect, to the extent of the limits of Section 9.1, the income, gains and losses which would have been credited to the Participant's Accounts hereunder had such amounts been credited hereto instead of being tentatively credited to McEqual, McCAP I, McCAP II or other non-qualified plans maintained by the Company. The effect of adjustments to contributions for such income, gains and losses may be that some Participants hereunder will be credited with Participant Elected Contributions in excess of the limits stated in Sections 4.3(a) and 5.1 and in amounts which are more than or less than the amounts of such contributions elected by the Participant, and may have rates of Employer Matching Contributions which are larger or smaller than the rate established by the Company for the Plan Year in accordance with Section 4.1. In determining the amounts to be credited to a Participant's accounts during a Plan Year under McEqual, McCAP I, McCAP II and other non-qualified plans maintained by the Company, the Committee may make assumptions based upon reasonable estimates of the amount of the Participant's
     Considered Compensation, his Participant Elected Contributions, levels of Employer Contributions hereunder and other relevant factors and, as necessary, make subsequent adjustments to the extent the estimates prove to be incorrect.

                                   ARTICLE X

                            TRUSTEE AND TRUST FUNDS

        10.1 Trust Agreements. The Company and the Trustee have entered into one or more Trust Agreements which provide for the investment of the assets of the Program and administration of the Trust Funds. The Trust Agreement, as from time to time amended, shall continue in force and shall be deemed to form a part of the Program, and any and all rights or benefits which may accrue to any person under the Program shall be subject to all the terms and provisions of the Trust Agreement.

        10.2 Trustee's Duties. The powers, duties and responsibilities of the Trustee of the Trust shall be as stated in the respective Trust Agreement and as may be delegated to, and accepted by, the Trustee from the Committee and Board of Directors. Nothing contained in the Program either expressly or by implication shall be deemed to impose any additional powers, duties or responsibilities upon the Trustee. All Employer Contributions, Participant Contributions, Rollovers and Participant Elected Contributions shall be paid into a Trust and all withdrawals permitted and benefits payable under the Program shall be paid from the Trust.

        10.3 Trust Expenses. Except to the extent paid by an Employer, all clerical, legal and other expenses of the Program and the Trust and the Trustee's fees shall be paid by the Trust and shall be proportionately charged to the Profit Sharing, McDESOP, Leveraged ESOP, Stock Sharing and other parts of the Trust Fund except to the extent directly attributable to a specific portion of a Trust Fund in which case it shall be directly charged to that portion of the Trust Fund.

        10.4 Trust Entity. The Trust under this Program from its inception shall be a separate entity aside and apart from the Employers or their assets. The Trusts and the corpus and income thereof, shall not be subject to the rights or claims of any creditor of any Employer.

        10.5 Right of the Employers to Trust Assets. Subject to the provisions of Section 9.1, the Employers shall have no right or claims of any nature in or to the Trust Fund except the right to require the Trustee to hold, use, apply, and pay such assets in its possession in accordance with the Program for the exclusive benefit of the Participants or their Beneficiaries and for defraying the reasonable expenses of administering the Program and Trust, provided that:

               (a) if, and to the extent that, a deduction for Employer contributions under Section 404 of the Internal Revenue Code is disallowed, employer contributions conditioned on deductibility shall be returned to the appropriate Employer within one year after the disallowance of the deduction; and

               (b) if, and to the extent that, an Employer contribution is made through mistake of fact, such employer contribution shall be returned to the appropriate Employer within one year of the payment of the contribution and any Participant Elected Contributions shall be distributed to the Partipaannts with respect to which such contributions were made.

          Notwithstanding any other provision of ts SSection 10.5, if, upon application of (a) or (b) above, Employer contributions would be returned to an Employer, then the Employer shall distribute the value of any portion of such contributions to the appropriate Participants.

          All Employer Contributions are conditioned on their being deductible under Section 404 of the Internal Revenue Code.

        10.6 Trust Investment Funds. Excluding those assets held in the Holding Funds, as provided in Section 10.23, assets of the Trust Fund shall be held as follows:

               (a) Profit Sharing Plan. The assets held in Participant's Profit Sharing Accounts and any amounts held in Participant's Diversification Accounts shall be held in the following
          Investment Funds:

                    (1) The Diversified Stock Fund invested in common stocks, and securities convertible into common stocks, of corporations other than McDonald's Corporation or its Domestic or Foreign Affiliates, and in any other securities which represent an equity investment, provided, however, that the Diversified Stock Fund may be invested in pooled or common trust funds or open-end investment companies without regard to whether assets of such funds or investment companies are invested in securities of McDonald's Corporation or its Domestic or Foreign Affiliates;

                    (2) The Profit Sharing McDonald's Common Stock Fund invested in common stock of McDonald's Corporation;

                    (3) The Insurance Contract Fund or such other fund designated by the Committee which shall be invested (i) in contracts issued by an insurance or other company (or companies), (ii) directly in debt securities that have fixed obligations to pay interest and principal on specified dates or which have similar investment characteristics (which may have equity features triggered by performance, the passage of time, or similar characteristics or may be securities which are derivatives of such securities) ("Fixed Income Obligations") or (iii) in pooled or common trust funds, regulated investment companies, or open-ended investment companies generally invested in Fixed Income Obligations without regard to whether assets of such common trust funds, regulated investment companies, or open-ended investment companies are invested in securities of McDonald's Corporation or its Domestic or Foreign Affiliates. The contracts issued by insurance or other companies held by the Insurance Contract Fund (iv) may be investment contracts or
               (v) may be investment management agreements which may provide separate book value guarantees pursuant to which the insurance or other company guarantees (A) the book value of a pool or segregated group of fixed income obligations held in the Insurance Contract Fund and (B) specified amounts of income under various conditions as provided in such agreement ((iv) and (v) collectively shall be referred to as "Assets Subject to Guarantee"). With respect to Assets Subject to Guarantee, the Program shall use book value accounting and Participants' Accounts shall contain and shall be entitled only to their pro rata share of book value and guaranteed income which for all purposes hereunder will be treated as fair market value unless the Committee determines that the guarantees no longer apply, a market value distribution has occurred under the contract, or there has been a default on the guarantee.

                    (4) The Multi-Asset Fund invested in domestic common stocks, debt securities that have a fixed obligation to pay interest and principal on specified dates or which have substantially similar investment characteristics, real estate, international common stocks, and securities convertible into domestic common stocks, of corporations other than McDonald's Corporation or its Domestic or Foreign Affiliates, and in any other securities which represent an equity investment, provided, however, that the Multi-Asset Fund may be invested in pooled or common trust funds or open-end investment companies without regard to whether assets of such funds or investment companies are invested in securities of McDonald's Corporation or its Domestic or Foreign Affiliates; and

                    (5) The Money Market Fund invested in United States Government debt securities which mature or become payable within two years and which are the direct obligation of or guaranteed by the United States Government, including bonds, notes, certificates of indebtedness, and treasury bills; in commercial paper rated according with such guidelines as the Board of Directors may from time to time approve; and in certificates of deposit in those banks designated in the agreement with the Investment Manager or, if there is no such agreement or if the agreement fails to designate such banks, in those banks designated under the McDonald's Corporation Investment Policy.

               In order to maintain appropriate or adequate liquidity and pending or pursuant to investment directions from an Investment Manager, the Trustee of the Trust is authorized to hold such portions as it deems necessary of the Diversified Stock Fund, the Profit Sharing McDonald's Common Stock Fund, the Insurance Contract Fund, the Money Market Fund, and the Multi-Asset Fund in cash, a short-term investment fund (a "STIF Fund"), or liquid short-term cash equivalent investments or securities (including, but not limited to United States government treasury bills, commercial paper, and savings accounts and certificates of deposit, including those of the Trustee or custodian, if the Trustee or custodian is a bank, and common or commingled trust funds invested in such securities, including those of the Trustee or custodian).

               (b) Leveraged ESOP. The assets of the Leveraged ESOP portion of the Trust (other than any amounts which have been transferred to a Participant's Diversification Account pursuant to Section 10.10) shall be invested in Company Stock which is common stock of McDonald's Corporation held in the McDESOP McDonald's Common Stock Fund, provided that it shall at all times be possible to determine the number of such shares of Company Stock which are allocated to a Participant's Leveraged ESOP Accounts.

               In order to maintain adequate liquidity, pending the investment of funds, or the use of funds to make payments on a loan, or for funds which could not be appropriately invested eher because of the small amount involved or the orrtt time duration for which the investment is to be made, the Trustee is authorized to hold portions of the Leveraged ESOP in cash, a STIF Fund or liquid short-term cash equivalent investments or securities (including, but not limited to United States government treasury bills, commercial paper, and savings accounts and certificates of deposit, including those of the Trustee or custodian, if the Trustee or custodian is a bank, and common or commingled trust funds invested in such securities, including those of the Trustee or custodian).

               (c) (1) McDESOP. The assets of the McDESOP portion of the Trust (other than any amounts which have been transferred to a Participant's Diversification Account pursuant to Section 10.10) shall be held in the McDESOP McDonald's Common Stock Fund invested in Company Stock which is common stock of McDonald's Corporation.

                    (2) McDESOP Diversification. Participant Elected Contributions which a Participant has elected to diversify pursuant to Section 10.10 shall be credited to the Participant's McDESOP Contribution Diversification Account and invested in the Profit Sharing Plan Trust Investment Funds listed in Section 10.6(a) as provided in Section 10.11 as of the first business day of the calendar month following the month in which (1) the Diversification Election was made for amounts diversified in accordance with Sections 10.10 and 10.11 and (2) the compensation (from which such Participant Elected Contributions were taken) was paid or as of such earlier date as the Committee shall provide. Until such date as the Committee shall provide otherwise, Participant Elected Contributions and Employer Matching Contributions which the Participant has elected to diversify pursuant to Section 10.10 shall be invested in the McDESOP McDonald's Common Stock Fund until the Diversification Election is implemented pursuant to Section 10.11. In the case of future contributions subject to a Diversification Election pursuant to Section 10.10, the Diversification Election shall be implemented as of the next date on which Investment Elections are implemented in accordance with
               Section 10.8 or 10.9(a), as applicable, after the date such contributions are made to the Program.

        10.7 Investment of Participant's Employer Profit Sharing Contributions. The provisions of Sections 10.7(a) and 10.7(b) shall apply to Employer Profit Sharing Contributions as follows:

               (a) Each Participant's share of Employer Profit Sharing Contributions and the earnings thereon shall be invested in the Profit Sharing McDonald's Common Stock Fund in an amount equal to the Participant's share of Employer Profit Sharing Contributions multiplied by the Automatic McDonald's Stock Proportion. The "Automatic McDonald's Stock Proportion" is a percentage, if any, announced by the Board of Directors for the Plan Year. The remainder of the Participant's Employer Profit Sharing Contributions and the earnings thereon for the Plan Year shall be invested in accordance with Section 10.8 or 10.9, as applicable; provided that if in accordance with a Participant's elections pursuant to Section 10.8, a percentage of his Employer Profit Sharing Contributions and the earnings thereon for the Plan Year greater than the Automatic McDonald's Stock Proportion would be invested in the Profit Sharing McDonald's Common Stock Fund, the Participant's Employer Profit Sharing Contributions and the earnings thereon with respect to the Profit Sharing Plan for the Plan Year shall be invested in accordance with the Participant's elections pursuant to Section 10.8.

               (b) A Participant may elect, at such time and in such manner as the Committee shall designate for each Plan Year not to have the Automatic McDonald's Stock Proportion of his Employer Profit Sharing Contributions and Forfeitures and the earnings thereon with respect to the Profit Sharing Plan for the Plan Year invested in the Profit Sharing McDonald's Common Stock Fund. If a Participant elects not to have the Automatic McDonald's Stock Proportion of his Employer Profit Sharing Contributions and Forfeitures with respect to the Profit Sharing Plan for the Plan Year invested in the Profit Sharing McDonald's Common Stock Fund, his Employer Profit Sharing Contributions, such Forfeitures and the earnings thereon shall be invested in accordance with Sections 10.8 or 10.9, as applicable.

        10.8 Investment Election with Regard to a Participant's Profit Sharing, Diversification, Investment Savings and Rollover Accounts.
       Four times each Plan Year (or on such more frequent basis as the Committee shall permit), each Participant shall have the right to elect, on such forms and in accordance with such rules and procedures as the Committee may from time to time prescribe, to have each of
     (a) his Profit Sharing Account (including any amounts which have previously been invested in the Profit Sharing McDonald's Common Stock Fund pursuant to Section 10.7) and his Diversification Accounts, if any, (b) his Investment Savings Account, or (c) his Rollover Account invested in the Diversified Stock Fund, the Money Market Fund, the Profit Sharing McDonald's Common Stock Fund, the Insurance Contract Fund, the Multi-Asset Fund or other similar fund designated from time to time by the Committee or in any combination of them; provided that amounts which have been invested in the Profit Sharing McDonald's Common Stock Fund in accordance with Section 10.7 shall remain invested in the Profit Sharing McDonald's Common Stock Fund until a new investment election made by the Participant in accordance with this Section 10.8 is effective.

          If a Participant makes a Leveraged ESOP Diversification Election, McDESOP Future Contribution Diversification Election, or McDESOP Diversification Election in accordance with Section 10.10, his Diversification Account, if any, shall be invested in accordance with his Profit Sharing Account investment election in effect at the time his diversification election is effective or in accordance with
     Section 10.9(a) if no such investment election is in effect and shall be invested in accordance with any subsequently effective Investment Election as provided above. The Participant's election as to the percentage of his Profit Sharing Account and Diversification Account to be invested in each Investment Fund, shall be made in increments of 10 percent (10%) up to 100 percent (100%). A Participant may elect to invest as much as 100% of his Profit Sharing Account and Diversification Account in the Profit Sharing McDonald's Common Stock Fund. Subject to Section 10.7, a Participant's investment election shall be effective until his next investment election is effective.

      1100.9   Failure to Make an Investment Election.

               (a)  Profit Sharing Account   IIf a Participant fails to
          make an investment election for his Profit Sharing Account and his Diversification Account during any Plan Year, then such Accounts shall be invested in accordance with such Participant's immediately preceding investment election made with respect to such Accounts in accordance with Section 10.8; provided that any amounts invested in the Profit Sharing McDonald's Common Stock Fund in accordance with Section 10.7 shall remain invested in the Profit Sharing McDonald's Common Stock Fund until a new investment election made by the Participant in accordance with
          Section 10.8 is effective. If a Participant has never made an investment election with respect to such Accounts, then the amount, if any, invested in the Profit Sharing McDonald's Common Stock Fund in accordance with Section 10.7 shall remain invested in the Profit Sharing McDonald's Common Stock Fund and the remainder of the Participant's Profit Sharing Account, the Participant's LESOP Diversification Account and the McDESOP Diversification Account shall be invested one hundred percent (100%) in the Money Market Fund.

               (b) Investment Savings Fund Account and Rollover Account. If a Participant fails to make an investment election for his Investment Savings Account and/or his Rollover Account during any Plan Year, then such Account(s) shall be invested in accordance with such Participant's immediately preceding investment election made with respect to such Account(s). If a Participant has never made an investment election with respect to such Account(s) then such Account(s) shall be invested 100 percent (100%) in the Money Market Fund.

        10.10  Diversification of McDESOP and Leveraged ESOP Contributions.

               (a)  Age Diversification of Leveraged ESOP Account Balances.

                    (1)  Diversification Elections by Qualified
               Participant. Commencing with the first day of the month after a Participant becomes a Qualified Participant and during each Annual Election Period and, in addition, at the same times and subject to the same administrative requirements as apply to Investment Elections under Section
               10.8 (other than the limitation that only four elections be made in a Plan Year), each Qualified Participant shall be permitted to make a diversification election with respect to his Qualified Account ("Leveraged ESOP Diversification Election").

                    (2) Definitions. As used in Section 10.10(a), the following terms shall have the meanings indicated:

                         (A) "Qualified Participant" means a Participant (including a Participant who has had a Termination of Employment) who has attained age 55 or the Beneficiary of a deceased Participant who would have attained the age of 55 if he were alive.

                         (B) "Annual Election Period" means the 90 day period after the last day of each Plan Year commencing with the Plan Year in which the Participant first becomes a Qualified Participant.

                         (C)  "Qualified Account" means a Qualified
                    Participant's Leveraged ESOP Account.

                         (D)  "Maximum Diversification Percentage" means:

                              (i)  In the case of a Qualified Participant
                         who has not attained age 60 and who has not had a Termination of Employment, 25%;

                              (ii) In the case of a Qualified Participant
                         who has attained age 60 and has not had a Termination of Employment, 50%; and

                              (iii)     In the case of a Qualified
                         Participant who has had a Termination of Employment, 100%.

                         (E) "Leveraged Diversification Election" means an election by a Qualified Participant to transfer to his Leveraged ESOP Diversification Account, an amount not exceeding the difference between

                              (i)  the Maximum Diversification Percentage
                         (or lesser percentages in five percent (5%) increments) of the sum of (a) the value of Company Stock credited to the Participant's Qualified Account plus (b) the amounts previously transferred under this Section 10.10 from such Qualified Account to the Participant's Diversification Accounts ("Prior Diversification Transfers"), reduced by

                              (ii) the Participant's Prior Diversification
                         Transfers.

                              If a Participant has made a Leveraged ESOP
                         Diversification Election and has not made a subsequent Leveraged ESOP Diversification Election with a lower percentage election than his prior Leveraged ESOP Diversification Election, a percentage of the value of all future allocations to the Participant's Qualified Account equal to the percentage of the Participant's Leveraged ESOP Diversification Election shall be transferred to the Participant's Leveraged ESOP Diversification Account. If a Participant who has made a Leveraged ESOP Diversification Election makes a new Leveraged ESOP Diversification Election at a percentage (including to zero) lower than the percentage of the earlier Leveraged ESOP Diversification Election, no portion of allocations to the Participant's Qualified Account shall be transferred to the Diversification Account until the product of the new lower percentage elected multiplied by the sum of the Qualified Account plus Prior Diversification Transfers exceeds the Prior Diversification Transfers, at which time such excess, and thereafter, a percentage of all future allocations to the Participant's Qualified Account equal to the percentage of the Participant's Leveraged ESOP Diversification Election shall be transferred to Participant's Diversification Account. No amount transferred to a Participant's Diversification Account may be transferred back to the Participant's Leveraged ESOP Account.

                    (3) Investment of Amounts Subject to Leveraged ESOP DDiversification Election. The amount subject to a
               Participant's Leveraged ESOP Diversification Election shall be transferred to the Participant's Leveraged ESOP Diversification Account under the Program and thereafter shall be invested in accordance with the Participant's elections pursuant to Section 10.8 or 10.9(a) but determined without regard to Section 10.7 provided that such transfer shall occur no later than 90 days after the date on which the Participant becomes a Qualified Participant, attains age 60 or the end of each Annual Election Period during which the Participant makes a Leveraged ESOP Diversification Election or at such earlier dates as the Committee, pursuant to Section 10.11 shall permit.

               (b) Diversification of McDESOP Future Participant Elected Contributions. A Participant may make an election ("McDESOP Future Contribution Diversification Election") with respect to his future Participant Elected Contributions to have up to 100 percent of the amount of such contributions, in increments of 5 percent, credited to his McDESOP Diversification Account. Once he has made a McDESOP Future Contribution Diversification Election, a Participant may change his election with respect to future Participant Elected Contributions, subject to
          Section 10.11, but each such change shall only effect Participant Elected Contributions made to the Program after the date the election is effective and before the date a new McDESOP Future Contribution Diversification Election becomes effective.

               (c) Age Diversification of McDESOP Accounts. Beginning with the first day of the month following the month in which a Participant attains 50 years of age, the Participant (or the Beneficiary of a Participant who would have attained age 50 if he had not died) may elect ("McDESOP Diversification Election") to diversify by transferring to his McDESOP Diversification Account up to 100 percent (100%) (in increments of five percent (5%)) of his:

                    (1)  Participant Elected Contribution Account; and

                    (2)  Employer Matching Contribution Accounts.

               The diversification amount to be transferred from a Participant's Participant Elected Contribution Account shall be an amount equal to the difference between (A) the diversification percentage elected by the Participant multiplied by the sum of
          (i) the Participant's Participant Elected Contribution Account, and (ii) the amounts previously transferred from the Participant's Participant Elected Contribution Account to the Participant's McDESOP Diversification Account ("Prior Elected Contribution Transfers") reduced by (B) the amount of the Participant's Prior Elected Contribution Transfers. The Diversification Amount to be transferred from a Participant's Employer Matching Contribution Accounts shall be an amount equal to the difference between (A) the diversification percentage elected by the Participant multiplied by the sum of (i) the Participant's Employer Matching Contribution Accounts and
          (ii) the amounts previously transferred from the Participant's Employer Matching Contribution Accounts to the Participant's McDESOP Diversification Account ("Prior Matching Contribution Transfers") reduced by (B) the amount of the Participant's Prior Matching Contribution Transfers. If a Participant has made a Diversification Election and has not made a subsequent Diversification Election with a lower percentage, a percentage of the value of all future allocations to the Participant's Participant Elected Contribution Account and Employer Matching Contribution Accounts respectively equal to the percentage of the Participant's Diversification Election shall be transferred to the Participant's McDESOP Diversification Account.

               If a Participant who has made a McDESOP Diversification Election, makes a new McDESOP Diversification Election at a percentage (including zero) lower than the percentage of the earlier McDESOP Diversification Election, no portion of the allocations to the Participant's Participant Elected Contribution Account and Employer Matching Contribution Accounts, respectively, shall be transferred to the McDESOP Diversification Account until the respective products of the new lower percentage elected multiplied by (A) the sum of the Participant Elected Contribution Account plus Prior Elected Contribution Transfers and (B) the sum of the Employer Matching Contribution Accounts plus Prior Matching Contribution Transfers exceed (A) the Prior Elected Contribution Transfers and (B) Prior Matching Contribution Transfers, at which time each such respective excess, and thereafter, a percentage of all future allocations respectively to the Participant's Participant Elected Contribution Account and Employer Matching Contribution Accounts equal to the percentage of the Participant's McDESOP Diversification Election shall be transferred to the Participant's McDESOP Diversification Account. A McDESOP Diversification Election shall be made at the same time and with the same effective dates and such other rules as investment elections under Section 10.11. Once a Participant has made a McDESOP Diversification Election of a given percentage it will continue in effect until he makes a new election. A Participant can elect to reduce the percentage of his McDESOP Diversification Election to a larger or a lesser percentage (including to zero); however, amounts already credited to his McDESOP Diversification Account shall not be transferred back to his Participant Elected Contribution Account and his Employer Matching Contribution Accounts.

               (d) Distributions from Diversification Accounts. The provisions of the Program shall apply to amounts subject to a Diversification Election under Section 10.10 in the same manner as to the Participant Elected Contribution Accounts or Employer Matching Contribution Accounts, except that the balance in a Participant's McDESOP Diversification Account shall be invested in the Trust Investment Funds in the same manner as the Participant elects to invest his Profit Sharing Account pursuant to Section 10.8 or as provided in Section 10.9(a), whichever is applicable, but determined without regard to Section 10.7. Contributions credited to a Participant's McDESOP Contribution Diversification Account shall be credited to the Investment Funds available under the Profit Sharing Plan in the same proportions as the Participant elects pursuant to Section 10.8 or as provided in Section 10.9(a) whichever is applicable, but determined without regard to Section 10.7. A Participant to whom a distribution is payable under Article X shall have the right to elect to receive any distributions made from his McDESOP Diversification Account in McDonald's common stock.
             The foregoing provisions shall apply only to the extent that a Partipaannt does not receive distributions of amounts under Section 11.13(b) during a Qualified Election Period.

        10.11 Effective Date of Participant's Investment and Diversification Elections. Each Participant's investment election or Diversification Election submitted by the 25th of a calendar month, pursuant to Section 10.8 and a Diversification Election made pursuant to Section 10.10, shall be made effective as of the first day of the next calendar month or as soon thereafter as is administratively convenient. Diversification Elections with respect to future contributions made in accordance with Section 10.10 shall be implemented the first day of the calendar month after the month in which such contributions are made to the Program or as soon thereafter as is administratively convenient. This Section 10.11 is intended to give the Committee the authority to implement Participants' Investment Elections and Diversification Elections as soon as possible with due regard for requiring advance notice of elections. The Committee may use such methods as making transfers between Investment Funds based upon estimates followed by corrective adjustments made when exact data becomes available and, in the event of inability to effectuate elections because of data processing, communications or other systems breakdowns, the Committee may effectuate such elections as soon as is reasonable under the existing circumstances.

        10.12 Trust Income. As of the close of business on each Valuation Date, the Trustee shall determine the fair market value of the Trust Fund and of each separate Investment Fund. The fair market value of Assets Subject to Guarantee, as defined in Section 10.6(a)(3), shall be book value for all purposes hereunder unless the Committee determines that the book value guarantees no longer apply, a market value distribution has occurred under the contract or there has been a default on the guarantee. The fair market value of the Trust Fund and the Investment Funds shall be recorded and communicated in writing to the Committee by the Trustee. The Trustee's determination of fair market value shall be final and conclusive on all persons.

        10.13 Adjustment of Participant Account Balances and Leveraged ESOP Suspense Accounts. As of each Valuation Date, the Committee shall determine the adjustment required to be made to the value of each Participant's Accounts and the Leveraged ESOP Suspense Accounts to make the total of the portion of all such Account balances which are invested in an Investment Fund equal to the total value of that Investment Fund.
               (a) Valuation of the Portion of Profit Sharing Accounts, Investment Savings Accounts, Rollover Accounts, Diversification Accounts, Participant Elected Contribution Accounts and Employer Matching Contribution Accounts invested in an Investment Fund. The value of the portion of each of a Participant's Accounts invested in an Investment Fund as of a Valuation Date shall be equal to the product for each Investment Fund of (1) multiplied by (2) where:

                    (1) is the value of an Investment Fund as of the Valuation Date, and

                    (2) is a fraction, the numerator of which is the value of the portion of each of a Participant's Accounts invested in such Investment Fund as of the Valuation Date reduced by any distributions therefrom on or since the immediately preceding Valuation Date and the denominator of which is the value of such Investment Fund as of the immediately preceding Valuation Date reduced by any distributions therefrom since the immediately preceding Valuation Date.

               (b) Valuation of the Portion of the Leveraged ESOP Suspense Account and of Participants' Leveraged ESOP Accounts and Stock Sharing Accounts invested in Company Stock. Each Valuation Date, Participants' Leveraged ESOP Accounts and Stock Sharing Accounts and the Leveraged ESOP Suspense Accounts shall be credited with the dividends and other distributions and earnings of shares of Company Stock credited thereto; provided that any dividends credited to Participants' Leveraged ESOP Accounts which are to be used to repay an Exempt Loan shall immediately after being so credited to Participants' Accounts be transferred to the Leveraged ESOP Suspense Account and held therein a separate account until used to repay a loan and further provided that the amount of such dividends transferred to the Leveraged ESOP Suspense Account for a Plan Year shall not exceed the fair market value of the Company Stock (determined on the Valuation Date allocated) allocated to Participants' Leveraged ESOP Accounts pursuant to Section 6.3(b) for the Plan Year. Earnings on Forfeitures from the Leveraged ESOP portion of the Program shall be allocated to Participants' Leveraged ESOP Accounts as of each Valuation Date in the proportion that dividends and other distributions and earnings are allocated in accordance with the preceding sentence. The income under Section 16.6 (d) shall be allocated to Participant's Stock Sharing Accounts in the proportion that each Participants Stock Sharing Account balance is to the total of all Participants' Stock Sharing Account balances. Notwithstanding the foregoing, the records of such accounts may be maintained in cash provided that it is at all times possible to determine the number and the basis of the shares Company Stock credited to a Participant's Accounts in the Leveraged ESOP and the Stock Sharing Plan and to the Leveraged ESOP Suspense Account.

          The Accounts of Participants as adjusted according to
     Section 10.13 shall determine the value of the interest of each Participant in the Trust for all purposes subject to the crediting of any contributions as provided in Article VII until a subsequent determination is made by the Committee.

        10.14  Allocation of Income to Holding Funds.

               (a) Profit Sharing Holding Fund. Any net income and gains (after reduction by losses and by expenses not paid by an Employer) of the Profit Sharing Holding Fund for a Plan Year shall be allocated to each Participant's Profit Sharing Accounts in the proportion that the amount of Profit Sharing Contributions allocated to each Participant in accordance with Section 7.1 bears to the total amount of Profit Sharing Contributions allocated under Section 7.1 to all Participants.

               (b) McDESOP and Leveraged ESOP Holding Fund. Any net income and gains (after reduction by losses and by expenses not paid by an Employer) of the McDESOP and Leveraged ESOP Holding Fund for a Plan Year shall be allocated to Participants' Leveraged ESOP Accounts, Stock Sharing Accounts, and Participant Elected Contribution Accounts in the proportion that amounts identified with the McDESOP, Leveraged ESOP, and Stock Sharing portions of the Program are transferred to the McDESOP and Leveraged ESOP Holding Fund. The amounts so allocated with respect to Participants' McDESOP Accounts shall be allocated to individual Participant's Participant Elected Contribution Accounts by addingucchhmoouunts to the numerator of the fraction described in Section 10.13(a)(2) as of the last Valuation Date of the Plan Year for the purpose of determining the value of such accounts. The amounts allocated to Participants' Leveraged ESOP Accounts shall be added to earnings on Forfeitures from the Leveraged ESOP as of the last Valuation Date of the Plan Year and shall be allocated therewith in accordance with Section 10.13(b).
           The amounts allocated to the Stock Sharing Accounts shall be allocated in accordance with Section 10.13(b).

               (c) Rollover Holding Fund. Any net income and gains (after reduction by losses and by expenses not paid by an Employer) of the Rollover Holding Fund for a Plan Year shall be allocated to Participant's Profit Sharing Accounts pursuant to Section 10.13(a).

        10.15 Separate Accounting in the Trust Fund. The Committee shall create and maintain separate accounts for each Participant as described in Section 1.1. Every adjustment to a Participant's Accounts shall be considered as having been made on the relevant Valuation Date, regardless of the date of actual entry or receipt by the Trustee of Employer Contributions and Participant Elected Contributions for a Plan Year.

        10.16 Trust Investment. The assets of a Trust Fund may at any one time be invested up to 100% exclusively in Company Stock subject to the provisions of the Trust.

        10.17  Separate Accounting for Leveraged ESOP Suspense Account.
     The Committee shall create and maintain a separate account, called an Leveraged ESOP Suspense Account, to record and to separately account for (a) each loan or other extension of credit made pursuant to
     Section 6.1, (b) all Leveraged ESOP Contributions to the Program to repay each such loan or extension of credit, (c) net income, gains or losses charged to such Leveraged ESOP Contributions and Leveraged ESOP Suspense Account under Sections 10.13 and 10.6(b), and (d) all payments made on such loan or other extension of credit until such loan or other extension of credit is repaid, in accordance with Sections 6.1, 6.2 and 6.3.

        10.18 Correction of Error. In the event of any error, including but not limited to an error in the adjustment of a Participant's Accounts or an error in including or excluding persons as Participants, the Committee, in its sole discretion, may correct such error by either crediting or charging the adjustment required, or such adjustment as the Committee in its sole discretion shall determine to be equitable, to make such correction to or against Forfeitures or to or against income and expenses of the Trust for the Plan Year in which the correction is made, or if an Employer contributes an amount to correct any such error, from such amount.

          Corrections of Participant Elected Contributions and Employer Matching Contributions which an individual should have been permitted to make, but because of an error in Program administration was not permitted to make, shall be made as provided in the preceding sentence by crediting the individual's Participant Elected Contribution Account and Employer Matching Contribution Account respectively with (a) Participant Elected Contributions equal to the average percentage of compensation which was contributed for the preceding Plan Year as such contributions by highly compensated employees or non-highly compensated employees (whichever the individual is classified as) and
     (b) the amount of Employer Matching Contributions and Forfeitures which would have been credited to such individual's Employer Matching Contribution Account with respect to such Employer Matching Contributions. After the preceding correction is made, the Participant's Participant Elected Contribution Account and Employer Matching Contribution Account shall be credited with a rate of return which is equal to the rate of return the Participant's accounts would have received had the accounts been invested in the manner in which such accounts were invested at the time the Participant was first given the opportunity to make Participant Elected Contributions.

          Except as provided in this Section, the Accounts of other Participants shall not be readjusted on account of such error.

        10.19 Statement of Accounts. As soon as practicable after the last day of each Plan Year, the Committee shall deliver to each Participant a statement of his Net Balance Account.

        10.20 Purchase or Sale of Company Stock. The Trustee, on behalf of the Program, may (a) sell Company Stock to a Party in Interest or a Disqualified Person if such sale is for at least the fair market value of the Company Stock and (b) purchase Company Stock from a Party in Interest or a Disqualified Person, if such purchase is for no more than the fair market value of the Company Stock and (c) no commission is charged with respect to such sale or acquisition; provided that such sale or acquisition is for the price of the Company Stock prevailing on an established securities market, if the Company Stock is readily tradeable on such market and determined by an independent appraiser, if the Company Stock is not readily tradeable on an established securities market.

        10.21 Shareholder Rights in Company Stock. A fundamental purpose of the Program and the Trust is to obtain for the Company, its shareholders, Participants and future Participants the benefits resulting from Participants having the right to vote shares of Company Stock and to determine whether shares of Company Stock should be sold or retained in response to a public or private tender offer. A key purpose of the Program is to encourage Participants to feel and to act like owners of the Company by assuring them the opportunity to share the economic benefit of ownership of Company Stock and the opportunity to direct the manner in which shares held by the Program are voted at all shareholder meetings and to determine whether shares of Company Stock should be sold or retained in response to a public or private tender offer. The broad employee participation in the Program at all levels of the Company and limitations on maximum benefits to Participants who are officers, shareholders or highly compensated employees assure that such voting and decisions by Participants represent the overall knowledge and experience of a broad representative cross-section of employees of the Company. It, therefore, is anticipated that the votes and other decisions of Participants will be fairly representative of both present and future Participants' interests. Accordingly it has been concluded that Participants are best able to determine questions concerning voting and whether to sell or retain shares of Company Stock in a public or private tender offer with respect to shares allocated to their own accounts, as each person is uniquely able to determine his best interests based upon both his unique knowledge of his own situation and his unique knowledge of the Company. Moreover, because the overall broad group of employees who are Participants is fairly representative of both present and future Participants' interests it is beevveed that such Participants as a group are uniquely able to determine the best interests of future Participans who benefit from future allocations of Company Stock under the Program. Further, such participation in fundamental shareholder decisions by Participants is expected to result in increased commitment to the success of the Company further enhancing financial rewards of plan participation for such Participants, as well as enhancing shareholder and Company values. In order to assure that each Participant will express his or her unrestrained best judgment concerning how these rights should be exercised independent of any considerations associated with such Participant's employment status with the Company, Participants exercise such rights through a method that assures the confidentiality of their votes and other decisions.

               (a) Allocated Shares. With respect to shares (and fractional shares) of Company Stock which have been allocated to Participants' Accounts (including shares held in the Profit Sharing McDonald's Stock Fund with respect to amounts credited to Participant's Profit Sharing Account and Diversification Accounts), each Participant or Beneficiary, as a named fiduciary, shall have the right to direct the Trustee as to the manner of voting and the exercise of all other rights which a shareholder of record has with respect to such shares (including, but not limited to, the right to sell or retain such shares in a public or private tender offer). In voting or exercising such other rights with respect to such shares the Participants and Beneficiaries shall consider their own individual long-term best interests in providing benefits under the Program and Trust rather than a short term gain. In the event that a Participant shall fail to direct the Trustee as to the manner of voting of such shares of Company Stock allocated to the Participant's Accounts or as to the exercise of other rights in respect of such shares, the Trustee shall vote such shares or exercise such rights with respect to such shares in accordance with Section 10.21(b).

               (b) Unallocated Shares and Allocated Shares Not Directed. With respect to shares (and fractional shares) of Company Stock which are either not allocated to Participants' Accounts or are allocated to the Accounts of Participants who fail (or whose Beneficiaries fail) to provide any direction pursuant to Section 10.21(a), each Participant who is an Employee, as a named fiduciary, shall have the right to direct the Trustee as to the manner of voting the number of such shares (and fractional shares), and the exercise of all other rights which a shareholder of record has with respect to such shares (including, but not limited to, the right to sell or retain such shares in a public or private tender offer), as is equal to the product of (i) the sum of the number of unallocated shares and undirected shares multiplied by (ii) a fraction, the numerator of which is the number of shares (and fractional shares) of Company Stock which have been allocated to the Accounts of such Participant and the denominator of which is the total number of shares (and fractional shares) of Company Stock which have been allocated to the Accounts of all Participants who give directions to the Trustee pursuant to this Section 10.21(b). In voting or exercising such other rights with respect to such shares such Participants shall consider the long term interests of both current and future Participants and Beneficiaries in providing benefits under the Program and Trust rather than a short term gain.

               (c) Named Fiduciaries. The Trustee shall notify each Participant and Beneficiary who is authorized pursuant to Section 10.21(a) and (b) to direct the Trustee as to the manner of voting and the exercise of other shareholder rights with respect to shares (and fractional shares) of Company Stock that such Participant or Beneficiary is a named fiduciary, within the meaning of Section 402(a)(2) of ERISA, with respect to such shares (and fractional shares), and shall instruct each such Participant and Beneficiary that is exercising such authority to direct the Trustee, with respect to shares of Company Stock allocated to his Accounts, he should consider his own individual long-term best interests in providing benefits under the Program and, with respect to shares of Company Stock voted pursuant to
          Section 10.21(b), he should consider the long-term interests of both current and future Participants and Beneficiaries in providing benefits under the Program and Trust rather than a short term gain.

               (d) Confidentiality. The Trustee shall solicit the directions of Participants and Beneficiaries in accordance with
          Section 10.21(a) or (b) and shall follow such directions by delivering aggregated votes to the Company or otherwise implementing such directions in any convenient manner which preserves the confidentiality of the votes or other directions of individual Participants or Beneficiaries. Any designee of the Trustee who assists in the solicitation or tabulation of the directions of Participants or Beneficiaries shall certify that he will maintain the confidentiality of all directions given.

        10.22 Cash Distributions with Respect to Company Stock. If there is a discrepancy between (1) the amount received by the Trust upon the sale of Company Stock or credited to a portion of the Trust upon the transfer of Company Stock from one portion of the Trust to another, for the purpose of making cash distributions to Participants or Beneficiaries and (2) the value of such Company Stock on the Valuation Date as of which such stock is valued for the purpose of determining the amount of the Participant's cash distributions, such discrepancy shall be credited to or charged against the Trust Income of the portion of the Trust Fund (i.e., accounts in the Profit Sharing portion of the Program, the Leveraged ESOP Accounts, McDESOP Accounts and Stock Sharing Accounts) which held the stock before sale or transfer as of the Valuation Date next following the sale or transfer.

        10.23  Holding Funds.

               (a) Profit Sharing Holding Fund. Profit Sharing Contributions made to the Program shall be held in the Profit Sharing Holding Fund until allocated to Participant's accounts in accordance with Section 7.1. Such contributions as provided in
          Section 3.1(a) and 3.1(b) shall be separately accounted for. Amounts which in accordance with Article XI are currently distributable in cash to Participants or Beneficiaries with respect to the Profit Sharing portion of the Plan shall be transferred to the Profit Sharing Holding Fund during the calendar month next following the calendar month within which such amount became distributable. The Profit Sharing Holding Fund shall be held (a) in a checking account of the Trustee in the name of the Trust with, if the Trustee or custodian ia bbank or a Trust Company, th TTrrustee's orussttodian's banking department, or (b) in a STIF Fund or in such types of investments or pooled, common, commingled or collective trust funds, including, if the Trustee or custodian is a bank, those of the Trustee or custodian, as the Committee may from time to time authorize the Trustee to invest in such respective amounts and proportions and in such manner as the Committee shall from time to time determine.

               (b) McDESOP and Leveraged ESOP Holding Fund. Participant Elected Contributions and Matching Contributions made to the Program shall be held in the McDESOP and Leveraged ESOP Holding Fund until credited to Participant's accounts in accordance with Sections 7.4 and 7.2, respectively, and amounts which are distributable to a Participant or Beneficiary in cash from the McDESOP portion of the Program shall, at the direction of the Committee, be transferred to the McDESOP and Leveraged ESOP Holding Fund during the calendar month next following the calendar month within which such amount became distributable.
          The McDESOP and Leveraged ESOP Holding Fund shall be held (a) in a checking account of the Trustee in the name of the Trust with, if the Trustee or custodian is a bank, the banking department of the Trustee or custodian, or (b) in the STIF Fund or in such types of investments or pooled, common, commingled or collective trust funds including, if the Trustee or custodian is a bank, those of the Trustee or custodian, as the Committee may from time to time authorize the Trustee to invest in such respective amounts and proportions and in such manner as the Committee shall from time to time determine.

               (c) Rollover Holding Fund. Rollover Contributions to the Program made in a calendar month shall be held in the Rollover Holding fund until the next Valuation Date when such contributions shall be invested in accordance with the Participant's investment elections.

               (d) Committee Action. The Committee may authorize one or more of its members, or their designees, to sign, manually, or by facsimile signature, any and all checks, drafts, and orders, including orders or directions in informal or letter form, against any funds in the Holding Funds and the Trustee is authorized to honor any and all checks, drafts and orders so signed. As of each Valuation Date, income, gains, losses and expenses (to the extent not paid by an Employer) of the Holding Funds shall be determined separately from the remainder of the Trust and the net income or losses of the Holding Funds, for each Plan Year shall be added to the net income of the Trust Fund for such Plan Year as provided in Section 10.14 and any net losses of the Holding Funds for the Plan Year shall be paid by the Company.

                                   ARTICLE XI

                            DISTRIBUTION OF BENEFITS

        11.1   Distributions, General.

               (a) Except as provided in Section 11.11 (for lump sum distributions of amounts not more than $3,500) and subject to
          Section 11.8 (with respect to withholding of taxes), upon the Participant's Termination of Employment on or after Vesting Retirement Date, Disability or for any other reason other than death, distributions shall be made in accordance with Section 11.2.

               (b) Except as provided in Section 11.11 (for lump sum distributions of amounts not more than $3,500) and subject to
          Section 11.8 (with respect to withholding of taxes), upon the Participant's death, distributions shall be made in accordance with Section 11.3.

               (c) If a Participant or Beneficiary is otherwise entitled to a distribution because of retirement on or after Vesting Retirement Date, Disability, death or other Termination of Employment, the Committee shall require that immediate distribution of small vested Accrued Benefits shall be made in accordance with and subject to the limitations of Section 11.11, notwithstanding the provisions of Sections 11.2 and 11.3.

               (d) A Participant or Beneficiary who has not had a Termination of Employment shall receive a distribution not later than his Required Beginning Date as provided in Section 11.13.

               (e) A Participant shall be entitled to elect to receive in-service withdrawals from Investment Savings Accounts, Rollover Accounts and Stock Sharing Accounts as provided in Section 11.16.

        11.12 Payment of Net Balance Account on Disability, or on Retirement or Other Termination of Employment.

               (a)  Form of Payment of Accounts.

                    (1)  Retirement or Disability.  Subject to
               Sections 11.11 and 11.14, if a Participant retires on or after his Vesting Retirement Date or has a Termination of Employment on account of a Disability and if the Participant makes no election pursuant to Section 11.2(b), the Trustee shall distribute to the Participant the vested portion of his Net Balance Account credited to his Accounts held in the Program in a single non-periodic distribution within a reasonable time after the Valuation Date next following the later of (i) such event or (ii) the last day of the Plan Year in which he attains the age of 70-1/2. A Participant whose Net Balance Account is payable pursuant to the preceding sentence may elect to receive payment in whichever of the following methods the Participant shall elect in writing:

                         (A)  A single non-periodic payment;

                         (B) Substantially equal installments, not less frequently than annually, over a period certain determined in accordance with Section 11.12, either directly from the Program, or by purchase of a nontransferable period certain annuity contract purchased from an insurance company which is authorized to do business in any state and which has an A plus rating by A.M. Best Company or a comparable rating by a comparable service which rates insurance companies, payable for such period of time as the Participant shall elect; or

                         (C) In the form of a nontransferable life annuity contract in an amount which can be purchased from an insurance company designated by the Participant which is authorized to do business in any state and which has an A plus rating by A.M. Best Company or a comparable rating by a comparable service which rates insurance companies, with the Participant's vested Net Balance Account credited to his Accounts or with the portion of the Participant's vested Net Balance Account which the Participant elects to receive in the form of a nontransferable life annuity contract.

                    (2) Ternaattion for assoons Other than Retirement or Disability or Death. If a Participant has a Termination of Employment for reasons other than retirement on or after his Vesting Retirement Date, Disability or death, the Trustee shall distribute the Participant's vested Net Balance Account subject to the Participant's election to receive nonperiodic or installment distributions, as follows:

                         (A)  Profit Sharing Account.  The vested
                    portion of the Participant's Profit Sharing
                    Account shall be distributed to the Participant in cash or in McDonald's common stock, in accordance with Section 11.2(f), within a reasonable time after the Participant elects to receive or to commence receiving a distribution of such account.

                         (B)  Investment Savings Account.  The
                    Participant's Investment Savings Account shall be distributed to the Participant in cash or in McDonald's common stock, in accordance with Section 11.2(f) within a reasonable time after the Participant elects to receive or to commence receiving a distribution of such account.

                         (C)  Rollover Account and Rollover Holding
                    Account. The Participant's Rollover Account and Rollover Holding Account shall be distributed to the Participant in cash or in McDonald's common stock, in accordance with Section 11.2(f) within a reasonable time after the Participant elects to receive or to commence receiving a distribution of such account.

                         (D) McDESOP Accounts. The Participant's McDESOP Accounts, including the vested portion of all accounts identified in Sections 1.1(b) and in 1.1(c) shall be distributed to the Participant in cash or in McDonald's common stock as provided in Section 11.2(g) within a reasonable time after the Participant elects to receive or to commence receiving a distribution of such account.

                         (E) Stock Sharing Accounts. The Participant's Stock Sharing Accounts, including the vested portion of all accounts identified in Section 1.1(d) shall be distributed to the Participant in cash or in McDonald's common stock as provided in Section 11.2(i) within a reasonable time after the Participant elects to receive or to commence receiving a distribution of such account.

                         (F) Distributions in Default of Election. In the absence of an election by a Participant to receive a distribution of his entire vested Net Balance Account or to commence to receive installment distributions at least equal to the greater of the Minimum Distribution Amount, as defined in Section 11.12(d), and the amount determined under Section 11.2(d)(3), his entire vested Net Balance Account shall be distributed or commence to be distributed within a reasonable time after the end of the calendar year in which he attains the age of 70 1/2, but not later than his Required Beginning Date.

                    A Participant entitled to elect to receive a
               distribution or to commence receiving distributions pursuant to this Section 11.2(a)(2) is not entitled to elect an annuity form of distribution.

                    (3) Break in Service. If a Participant has a Break in Service without having a Termination of Employment, the Trustee shall distribute the portion of his vested Net Balance Account in the Profit Sharing Plan in cash and in a single non-periodic payment within a reasonable time after the earlier of the Valuation Date next following the date the Participant elects to receive such distribution or after the Participant attains the age of 70-1/2, but not later than his Required Beginning Date; provided that if the Participant completes one year of Eligibility Service following the Break in Service, he shall not be permitted further elections to receive distributions made pursuant to
               Article XI, except as he may otherwise be entitled to receive in-service distributions pursuant to Section 11.16, until he again has a Break in Service or Termination of Employment.

               (b) Elections by Retired or Disabled Participants. As permitted in Section 11.2(a)(1), with respect to a distribution on account of a Participant's Termination of Employment on or after his Vesting Retirement Date or on account of Disability, a Participant may elect separately with respect to the portion of his Net Balance Account held in the Profit Sharing, McDESOP leveraged ESOP, Stock Sharing, Rollover and Investment Savings portions of the Program, on such form as may be provided or approved by the Committee, the form of benefit and the date (including an immediate or a delayed date) of commencement of benefits. The actual date of distribution shall be determined in accordance with the administrative procedures established by the Plan Administrator but shall be no earlier than the day following the Valuation Date which next follows the date the completed election form is submitted to the Plan Administrator. To the extent that such a Participant is receiving a portion of his benefit in a form other than an annuity purchased from an insurance company, he may from time to time make or change his benefit elections to accelerate or to delay the date and the rate of distribution on such a form as may be provided or approved by the Committee, subject to such rules as the Committee shall specify and to the limits stated in Sections 11.2(d) and 11.2(e), hereof. In the absence of any election, a Participant who has a Termination of Employment on or after his Vesting Retirement Date or on account of Disability shall be deemed to have elected to receive the vested portion of his Net Balance Account in a single non-periodic payment paid within a reasonable time after the end of the calendar year in which he attains age 70-1/2, but not later than his Required Beginning Date.

               (c) Types of Annuities. If the Participant elects to receive his benefit in the form of an annuity contract as permitted under Section 11.2(a)(1), each Participant, subject to Sections 11.2(d) and 11.2(e) shall have the right to direct the Trustee to purchase an available nontransferable annuity contract from an insurance company designated by the Participant which is authorized to do business in any state and which has an A plus rating by A.M. Best Company or a comparable rating by a comparable service which rates insurance companies. The benefit under such annuity contract shall be paid to the Participant prior to his death, and if a joint and survivor annuity is provided, unless such joint annuitant shall be the Participant's spouse, the periodic benefit payable to the Participant's Beneficiary shall not be greater than the following percentage of the benefit paid to the Participant:

               Excess of age of employee     Applicable
                over age of beneficiary      percentage
               -------------------------     ----------

                  10 years or less             100
                  11                            96
                  12                            93
                  13                            90
                  14                            87
                  15                            84
                  16                            82
                  17                            79
                  18                            77
                  19                            75
                  20                            73
                  21                            72
                  22                            70
                  23                            68
                  24                            67
                  25                            66
                  26                            64
                  27                            63
                  28                            62
                  29                            61
                  30                            60
                  31                            59
                  32                            59
                  33                            58
                  34                            57
                  35                            56
                  36                            56
                  37                            55
                  38                            55
                  39                            54
                  40                            54
                  41                            53
                  42                            53
                  43                            53
                  44 and greater                52

               (d) Limitations on Participant Elections. Notwithstanding the provisions of Section 11.9 or any elections made by the Participant,

                    (1)  Period for Installment or Annuity Payments.
               Except as provided in Section 11.14, installment payments and period certain payments under any annuity contract purchased from an insurance company shall be made or shall commence not later than the Required Beginning Date and shall be made over a period not in excess of (A) the lesser of the period determined under Section 11.2(d)(3) or (B) the Participant's life expectancy or the joint and last survivor life expectancy of the Participant and his Beneficiary (such life expectancies to be determined in accordance with
               Section 11.12(e)). In the case of payments made in the form of a life annuity, payments shall be made over a period not in excess of the life of the Participant or the lives of the Participant and his Beneficiary.

                    (2) Annuity Payments. If benefits are paid under an annuity contract, payments shall be non-increasing or shall increase only as follows:

                         (A) with any percentage increase in a specified and generally recognized cost-of-living index;

                         (B)  to the extent of the reduction in the
                    Participant's payments to provide for a survivor benefit upon death of the beneficiary whose life was being used to determine the period over which benefits are being paid; or

                         (C)  to provide cash refunds of Participant
                    Contributions upon the Participant's death.

                    (3)  Minimum Distribution Incidental Benefit
               Requirements. If benefits are paid in installments, payments for the calendar year in which the Participant attains the age of 70-1/2 and in each calendar year thereafter shall equal at least the dollar value of the Participant's vested Net Balance Account as of the last Valuation Date of the immediately preceding Plan Year divided by the following Applicable Divisor:

                    Attained Age of Participant        Applicable
                    on Birthday in Calendar Year       Divisor
                    ----------------------------       ----------

                             70                        26.2
                             71                        25.3
                             72                        24.4
                             73                        23.5
                             74                        22.7
                             75                        21.8
                             76                        20.9
                             77                        20.1
                             78                        19.2
                             79                        18.4
                             80                        17.6
                             81                        16.8
                             82                        16.0
                             83                        15.3
                             84                        14.5
                             85                        13.8
                             86                        13.1
                             87                        12.4
                             88                        11.8
                             89                        11.1
                             90                        10.5
                             91                         9.9
                             92                         9.4
                             93                         8.8
                             94                         8.3
                             95                         7.8
                             96                         7.3
                             97                         6.9
                             98                         6.5
                             99                         6.1
                            100                         5.7
                            101                         5.3
                            102                         5.0
                            103                         4.7
                            104                         4.4
                            105                         4.1
                            106                         3.8
                            107                         3.6
                            108                         3.3
                            109                         3.1
                            110                         2.8
                            111                         2.6
                            112                         2.4
                            113                         2.2
                            114                         2.0
                            115                         1.8

               If benefits are paid in the form of an annuity with a period certain feature, the number of years over which such period certain payments are made shall not exceed the lesser of
               (1) the Participant's or the Participant's and Beneficiary's joint and last survivor life expectancy as determined in
               Section 11.12(e) or (2) the number of years shown in the Applicable Divisor column above.

               (e)  Qualified Joint and Survivor Annuities.

                    (1)  Notwithstanding the foregoing provisions of this
               Section 11.2, in the case of a Participant who has elected pursuant to Section 11.2(a)(1) to receive one or more of his Accounts in a life annuity, such distribution shall be in the form of a Qualified Joint and Survivor Annuity purchased by the Trust from an insurance company designated by the Participant which is authorized to do business in any state and which has an A plus rating by A.M. Best Company or a comparable rating by a comparable service which rates insurance companies, unless the Participant with his spouse's consent as provided in Section 11.10 elects to receive a different form of annuity or another form of benefit. The term "Qualified Joint and Survivor Annuity" means an immediate annuity payable, for a married Participant, to the Participant for life and, if the Participant's spouse survives the Participant, a survivor annuity payable to the spouse for life in an amount equal to 50 percent (50%) of the annuity payable to the Participant and, for an unmarried Participant, a single life annuity payable to the Participant for life. The amount of the benefits payable under a Qualified Joint and Survivor Annuity shall be the amount which can be purchased from an insurance company with the vested portion of the one or more of his Accounts which the Participant elects to receive in the form of a life annuity.

                    (2) If a Participant who has elected to receive all or a portion of his vested Net Balance Account in the form of a life annuity dies before the annuity starting date, such portion of his vested Net Balance Account shall be paid to his surviving spouse in the form of a Qualified Preretirement Survivor Annuity payable to the surviving spouse for life ("QPSA") unless either the Participant, with his spouse's consent in accordance with Section 11.10, has elected to waive the QPSA or the spouse elects pursuant to
               Section 11.3(a)(3) to waive the QPSA and to receive another form of benefit; provided that if the Trust has paid for an annuity to provide a life annuity benefit elected by the Participant and the Participant dies before his annuity starting date under the contract, the QPSA shall be provided by the annuity contract and the surviving spouse shall have no claim against the Trust with respect to the Accounts which he has elected to receive in the form of a life annuity. Any portion of a Participant's vested Net Balance Account in excess of the value of a QPSA, if paid directly by the Program, or remaining after the payment of annuity premiums to an insurance company, if paid by an insurance company, shall be distributed to the Participant's Beneficiary as provided in Section 11.3.

                    (3) A Participant who elects to receive benefits in the form of a life annuity and to whom benefits would be payable in the form of a Qualified Joint and Survivor Annuity pursuant to this Section 11.2(e) shall have the right to waive a Qualified Joint and Survivor Annuity (such waiver shall be consented to by the Participant's spouse in writing in accordance with Section 11.10) and the QPSA by delivering written notice to the Committee, at any time within the 90 day period prior to the annuity starting date, to receive all or a portion of such benefits in a different form of annuity or another form of benefit. If a Participant elects to receive benefits in the form of a life annuity, the Committee shall within a reasonable period of time provide the Participant, by personal delivery or first class mail, with a written explanation of:

                         (A) the terms and conditions of the Qualified Joint and Survivor Annuity and the QPSA;

                         (B) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity and the QPSA;

                         (C) the rights of the Participant's spouse to consent to the Participant's election to waive the Qualified Joint and Survivor Annuity and the QPSA and the effect of consenting to such waiver; and

                         (D) the Participant's right to make, and the effect of, a revocation of an election to waive the Qualified Joint and Survivor Annuity and the QPSA.

               Any election made by a Participant to receive a life annuity form of benefit pursuant to this Section 11.2(e) may be revoked by such Participant (with his spouse's consent) by delivering written notice to the Committee at any time prior to the Participant's annuity starting date and, once revoked, may be made again at any time by delivering written notice to the Committee prior to the Participant's annuity starting date. If a Participant, who has elected a life annuity form of benefit and who has not waived (with his spouse's consent) the QPSA, dies before his annuity starting date, his surviving spouse may elect pursuant to (A) through (D) and Section 11.10 to waive the QPSA.

               (f) Form of Profit Sharing Distributions. If the method of distribution selected by a Participant includes either a nonperiodic payment or installment payments or a combination of nonperiodic payments and installments, the Participant may elect, on such form and in such manner as the Committee shall provide or permit, to receive the Profit Sharing Plan portion of his vested Net Balance Account distributed in cash or in shares of McDonald's common stock or in any combination of the two as elected by the Participant; provided however that, in the absence of an election to receive shares of McDonald's common stock, such distributions shall be made in cash and, further provided, that the portion of such distribution distributed in the form of shares of McDonald's common stock shall not, except as otherwise provided below, exceed the value (if any) of the Participant's interest in the Profit Sharing McDonald's Common Stock Fund.

               Until such time as a Participant's vested Net Balance Account has been distributed, transferred to a Holding Fund in accordance with Section 10.23 or forfeited in accordance with
          Section 11.4, any portion of the Participant's Net Balance Account remaining in the Profit Sharing Plan portion of the Program shall continue to be invested in accordance with
          Section 10.7 and the Participant's (or his Beneficiary's) investment elections in accordance with Sections 10.8 and 10.9, as applicable.

               (g) McDESOP Accounts. If the sum of the portion of a Participant's vested balances in his Participant Elected Contribution Account, Employer Matching Contribution Account and McDESOP Diversification Account to the extent it is attributable to amounts diversified from his Participant Elected Contributions or Employer Matching Contribution Account and is invested in McDonald's common stock, consists of $1500 or more as of the Valuation Date immediately preceding a distribution, such amounts shall be distributed in the form of shares of McDonald's common stock, unless the Participant (or his Beneficiary) elects a distribution in cash. If the sum of the portion of a Participant's vested balance in his Participant Elected Contribution Account, Employer Matching Contribution Account and his Diversification Account to the extent it is attributable to his Participant Elected Contributions or Employer Matching Contributions and is invested in McDonald's common stock is less than $1500 as of the Valuation Date immediately preceding the distribution, such Accounts shall be distributed in cash, unless the Participant (or his Beneficiary) elects to receive a distribution in shares of McDonald's common stock.

               (h) Leveraged ESOP Accounts. If the sum of the portion of a Participant's vested balance in his Leveraged ESOP Accounts and his Leveraged ESOP Diversification Account to the extent it is invested in McDonald's common stock consists of $1500 or more as of the Valuation Date immediately preceding the date of distribution, such accounts shall be distributed in the form of shares of McDonald's common stock, unless the Participant (or his Beneficiary) elects a distribution in cash. If the sum of the portion of a Participant's vested Net Balance Account in his Leveraged ESOP Account and his Leveraged ESOP Diversification Account to the extent it is attributable to his Employer Leveraged ESOP Contributions and is invested in McDonald's common stock has a value of less than $1500 as of the Valuation Date immediately preceding the distribution, such Accounts shall be distributed in cash, unless the Participant (or his Beneficiary) elects to receive a distribution in shares of McDonald's common stock.

               (i) Stock Sharing Accounts. If a distribution from a Participant's Stock Sharing Accounts has a value of $1500 or more as of the Valuation Date preceding the date of distribution, the distribution shall be in the form of shares of common stock of the Company unless the Participant or Beneficiary elects to receive payment in cash. If the amount to be distributed from a Participant's Stock Sharing Accounts has a value of less than $1500, the distribution shall be in the form of cash unless the Participant elects to receive payment in the form of shares of common stock of the Company.

               (j) If any distribution in shares of McDonald's common stock described in this Section 11.2 would not be in whole shares, the value of any fractional share shall be distributed in cash. A Participant or Beneficiary who is entitled to a distribution may elect to receive a cash distribution in lieu of McDonald's common stock or a McDonald's common stock distribution in lieu of cash by filing a written election with the Committee on forms approved by the Committee and in a manner prescribed by the Committee on or before the Valuation Date coincident with or next preceding the date of distribution.

               Until such time as a Participant's vested Net Balance Account has been distributed, transferred to a Holding Fund in accordance with Section 10.23, or forfeited in accordance with
          Section 11.4, (A) any portion of his Net Balance Account in his Diversification Account shall continue to be invested as provided in Section 10.10, and (B) any portion of his Net Balance Account remaining in the McDESOP, Leveraged ESOP or Stock Sharing portions of the Program shall continue to be invested in Company Stock and held therein.

               (k) Put Option. If any Company Stock distributed from a Participant's Participant Elected Contribution Account, Employer Matching Contribution Account, McDESOP Diversification Account, Leveraged ESOP Diversification Account or Stock Sharing Account is not readily tradeable on an established market when distributed, the distributee shall have the put option rights which are described in Section 6.5(b) with respect to such shares.

               (l) Distributions After Rehire. If a Participant who has had a Termination of Employment subsequently becomes an Employee, such Participant shall not be entitled to elect distributions until he again becomes eligible to receive distributions as provided in Section 11.2.

        11.3   Payment of Net Balance Account on Death of Participant.

               (a) Form of Payment. The Net Balance Account of a Participant who dies before having a Termination of Employment shall be fully vested. The Net Balance Account of a Participant who dies after having a Termination of Employment for reasons other than a Termination of Employment on or after Vesting Retirement Date, death or Disability shall be vested as provided in Section 11.4(b). If a Participant dies before his entire vested Net Balance Account has been paid from the Program, except to the extent otherwise provided in Section 11.2(e)(2) in cases in which the Participant has elected an annuity form of distribution, distributions shall be made as follows:

                    (1) If the Participant has a surviving spouse, the Trustee shall distribute the vested portion of the Participant's Net Balance Account to the Participant's surviving spouse as the Participant's Beneficiary in accordance with Section 11.3(a)(3) unless the Participant (with his spouse's consent in accordance with Section 11.10) has named another Beneficiary.

                    (2) If the Participant does not have a surviving spouse or if the Participant (with his spouse's written consent in accordance with Section 11.10) has named another Beneficiary, the Trustee shall distribute the vested portion of the Participant's Net Balance Account in accordance with
               Section 11.3(a)(3) to the Beneficiary named by the Participant in accordance with Section 11.6.

                    (3) The Participant's vested Net Balance Account shall be distributed within a reasonable time after the Valuation Date following the Participant's death or at such later date as the Beneficiary may elect under Section 11.3(b). Distributions to the Participant's Beneficiary shall be in whichever of the following methods of payment the Beneficiary, by written notice to the Committee, shall elect unless the Participant has elected in a written notice delivered to the Committee not to permit such Beneficiary elections in which case the Participant shall elect the method of payment, from the following:

                         (A)  A single non-periodic payment;

                         (B) Substantially equal installments, not less frequently than annually, over a period certain, directly from the Profit Sharing Plan portion of the Program; or

                         (C) In the form of a nontransferable annuity contract purchased from an insurance company designated by the Beneficiary which is authorized to do business in any state and which has an A plus rating by A.M. Best Company or a comparable rating by a comparable service which rates insurance companies payable to the Beneficiary over his life.

               In the absence of any election by a Participant or a Beneficiary as to time and manner of payment, the Participant and the Beneficiary shall be deemed to have elected to receive the benefit in an immediate single sum payment. Distributions shall be made to a Participant's Beneficiary in cash or in Company Stock under the conditions provided in Sections 11.2(f) and 11.2(g).

               (b) Beneficiary's Elections. With respect to a distribution on account of a Participant's death, his Beneficiary, as designated pursuant to Section 11.6, may elect the form of benefit and the date of commencement of benefits, unless the Participant has elected not to permit such Beneficiary elections. If the Participant has not elected otherwise, the Beneficiary may also elect, with respect to benefits not being received in the form of an annuity, to accelerate or to delay the receipt of benefits. Such elections shall be made in writing on a form provided or approved by the Committee and are subject to such rules as the Committee shall specify and to the limits stated in Sections 11.3(c), 11.3(d), 11.3(e) and 11.3(f), as applicable. Once a Beneficiary has made benefit elections, he may in the same manner and subject to the same conditions, with respect to benefits not being received in the form of an annuity contract purchased from an insurance company, change the election at any time, and with respect to any election delay or accelerate the receipt of benefits from time to time.

               (c) Period of Distribution - Death After Distributions Commence. Notwithstanding any other provisions of this Program and any elections made by the Participant or his Beneficiary, except an election made in accordance with Section 11.13(a), if a Participant dies on or after his Required Beginning Date but before his entire vested Net Balance Account has been distributed, and on or after the date upon which distribution of his vested Net Balance Account has commenced in installments over a period certain:

                    (1) not in excess of the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his Beneficiary and such life expectancy was not subject to redetermination under Section 11.12(b), the balance of the Participant's vested Net Balance Account shall be distributed to his Beneficiary at least as rapidly as under the method of distribution in effect on the date of the Participant's death; or

                    (2) not in excess of the life expectancy or life expectancies which are subject to periodic redetermination in accordance with Section 11.12(b), the balance of the Participant's vested Net Balance Account shall be distributed to his Beneficiary (A) by the last day of the Plan Year following the Plan Year in which the Participant died, if the period was based solely upon the Participant's life expectancy and (B) over a period not longer than the Beneficiary's remaining life expectancy as determined under the method of determining life expectancy used for the Beneficiary at the time benefit payments commenced to the Participant, if the period was based upon the joint and last survivor life expectancy of the Participant and the Beneficiary. The remaining life expectancy of a Beneficiary for purposes of the preceding sentence shall be (1) if such life expectancy is not subject to redetermination, the Beneficiary's life expectancy at the time installment payments commenced to be made to the Participant reduced by one year for each year over which such payments have been made or (2) if such life expectancy is subject to redetermination, the Beneficiary's life expectancy as redetermined at the applicable times following the Participant's death.

               (d) Period of Distribution - Death Before Distributions Commence. Notwithstanding any elections made by a Participant or Beneficiary, if Section 11.3(c) is not applicable, and a Participant dies before his entire vested Net Balance Account has been distributed or commenced to be distributed, the Participant's vested Net Balance Account shall be distributed not later than December 31 of the calendar year which contains the fifth anniversary of the Participant's death; except that if his Beneficiary is an individual, the Participant's vested Net Balance Account may be distributed over a period not exceeding the Beneficiary's life expectancy (or, if there are multiple Beneficiaries, the Beneficiary with the shortest life expectancy) determined as of the date of the Participant's death, and if the Beneficiary is a trust, the Participant's vested Net Balance Account may be distributed over a period not exceeding the life expectancy, determined as of the Participant's death, of the beneficiary of the trust or estate who then has the shortest life expectancy, beginning no later than December 31 of the calendar year after the calendar year of the Participant's death to the extent permitted under Section 11.3(h). Notwithstanding the foregoing, if the Beneficiary is the Participant's surviving spouse, distribution shall be made or shall commence not later than December 31 of the calendar year in which the Participant would have attained the age of 70-1/2 years.

               (e) Death of Surviving Spouse Who Is Beneficiary Before Benefit Payments Commence. If the surviving spouse of a Participant is the Beneficiary, and the surviving spouse dies before distributions have begun to the surviving spouse in accordance with Section 11.3(c)(1) or (2), the rules of Sections 11.3(c) and 11.3(d) shall apply as though such surviving spouse were the Participant, substituting the date of death of such spouse for the date of the Participant's death to determine the dates therein. Distributions are considered to have begun to the surviving spouse on the later of the dates specified in Section 11.3(c)(1) or (2).

               (f) Death of Beneficiary After Benefit Payments Commence. If a Beneficiary has commenced to receive distributions under
          Section 11.3(d), and such Beneficiary dies before the entire vested Net Balance Account has been distributed, any subsequent Beneficiary whose status as a Beneficiary was contingent on the death of the first Beneficiary shall receive distributions at least as rapidly as under the distribution method in effect upon the first Beneficiary's death.

               (g) Amount Paid to a Child. Any amount paid to a child, in accordance with regulations prescribed by the Secretary of the Treasury, shall be treated as if it had been paid to the Participant's surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority (or such other events as the Secretary of the Treasury may by regulations prescribe).

               (h) Trust as Beneficiary. Notwithstanding the foregoing provisions of Section 11.3, if a trust is designated the Beneficiary under the Program and

                    (1) if the following requirements are met, the Beneficiary or Beneficiaries of the trust shall be considered the Beneficiary in accordance with applicable regulations and rulings for the purpose of determining the period over which distributions in the form of installments or annuities may be distributed. The applicable trust requirements are:

                         (A) the trust is a valid trust under state law, or would be but for the fact that there is no corpus;

                         (B)  the trust is irrevocable, as of the
                    Participant's death;

                         (C) the beneficiaries of the trust with respect to the trust's interest in the Participant's vested Net Balance Account are identifiable; and

                         (D) a copy of the trust instrument is provided to the Plan Administrator; and

                    (2) If the above listed requirements are not met and the Participant dies on or after the Participant's Required Beginning Date, the Participant shall be treated as not having designated a Beneficiary for purposes of determining the period over which distributions may be made and distributions shall be made to the trust at least as rapidly as over the longest period over which distributions could have been made under Section 11.3(c) if the Participant had no Beneficiary.

                    (3) If the above listed requirements are not met, and the Participant dies before his Required Beginning Date, the Participant shall be treated as not having designated a Beneficiary for purposes of the exception to the requirement in Section 11.3(d) that distributions be made within five years and distributions shall be made within the five year period designated in Section 11.3(d).

        11.4   Vesting and Forfeitures.

               (a) A Participant who has a Termination of Employment on or after his Vesting Retirement Date or who has a Termination of Employment on account of Disability or death shall be fully vested in his Net Balance Account.

               (b) If a Participant has a Break in Service or has a Termination of Employment with the Employer for reasons other than retirement on or after his Vesting Retirement Date, death, or Disability, such Participant shall be fully vested in his
          (1) Investment Savings Account; (2) his Rollover Account;
          (3) Rollover Holding Account; (4) Participant Elected Contribution Account; (5) Employer Matching Contribution Account;
          (6) McDESOP Diversification Account; and (7) Stock Sharing Account. Such Participant shall be vested in his Profit Sharing Account, Leveraged ESOP Account and Leveraged ESOP Diversification Account in accordance with the following table wherein the first column represents the Credited Service of the Participant, and the second column represents the Vested Percentage of the Participant's Profit Sharing Account, Leveraged ESOP Account and Leveraged ESOP Diversification Account:

               Years of Credited Service     Vested Percentage
               -------------------------     -----------------

               less than 2 years                       0
               2 years but less than 3                 5
               3 years but less than 4                 20
               4 years but less than 5                 40
               5 years but less than 6                 60
               6 years but less than 7                 80
               7 years and over                        100

               (c) The portion of the Participant's Profit Sharing Account, Leveraged ESOP Account and Leveraged ESOP Diversification Account which is not vested as of his Termination of Employment or the occurrence of a Break in Service shall become a Forfeiture at the earlier of (1) the first day of the Plan Year immediately following the Plan Year in which the Participant has five consecutive Breaks in Service or (2) as of the Valuation Date immediately following the Valuation Date as of which the Vested Percentage of the Participant's Profit Sharing Account, Leveraged ESOP Account and Leveraged ESOP Diversification Account, respectively, are distributed. Subject to Section 11.3(d) and 11.3(e), (A) Forfeitures occurring with respect to a Participant's Profit Sharing Account shall be credited to the McDESOP and Leveraged ESOP Holding Fund as of the Valuation Date following the date the amount of such Forfeiture is determined but not later than the sixth Valuation Date after the date as of which the amounts became a Forfeiture and (B) from Participants' Leveraged ESOP Accounts and Leveraged ESOP Diversification Account shall be allocated for the Plan Year among all Active Participants as provided in Section 7.3 for Forfeitures from Participants' Leveraged ESOP Accounts. A Participant whose Vested Percentage is zero at the time of his Termination of Employment or Break in Service shall be deemed to have had a distribution of the Vested Percentage of his Profit Sharing Account, Leveraged ESOP Account and Leveraged ESOP Diversification Account as of the Valuation Date immediately following the date on which the Participant has a Termination of Employment or Break in Service.

               (d) If a Participant, (1) who had a Termination of Employment, resumes employment with an Employer before he has a Break in Service or, (2) who had a Termination of Employment or Break in Service occurring on or after January 1, 1985, earns one Year of Eligibility Service following the Break in Service (but before having five consecutive Breaks in Service), the amount of the Participant's Profit Sharing Account, Leveraged ESOP Account and Leveraged ESOP Diversification Account, if any, forfeited under Section 11.4(c) shall be reinstated to the respective Accounts out of Forfeitures from the Profit Sharing portion and the leveraged ESOP portion of the McDESOP portion of the Program, respectively, for the Plan Year in which such resumption of employment occurs or such one Year of Eligibility Service is earned, whichever is applicable. To the extent that Forfeitures for such Plan Year are not sufficient, the amount to be reinstated shall be charged against income of the Profit Sharing Holding Fund and the McDESOP and Leveraged ESOP Holding Fund, respectively. Thereafter, in the case of a Participant who received a distribution and had his Forfeiture reinstated, the Participant's Vested Percentage in his Profit Sharing Account, Leveraged ESOP Account or Leveraged ESOP Diversification Account shall be equal to an amount determined by subtracting the amount distributed (the "Distributed Amount") on the Participant's Termination of Employment or Break in Service from the product of
          (1) the Participant's Vested Percentage determined pursuant to
          Section 11.4 multiplied by (2) the sum of (a) the Distributed Amount and (b) the value of the Participant's Profit Sharing Account, Leveraged ESOP Account or Leveraged ESOP Diversification Account, respectively.

               (e) The amount, if any, forfeited under Section 11.4(c) shall not be reinstated if a Participant is rehired or again becomes a Participant and if the Participant (1) had a Break in Service before January 1, 1985 or (2) did not have a Break in Service before January 1, 1985 and had five consecutive Breaks in Service. If all or a portion of the Vested Percentage of a Participant's Profit Sharing Account, Leveraged ESOP Account or Leveraged ESOP Diversification Account prior to his Termination of Employment or Break in Service was not distributed prior to his resumption of service and he was not 100% vested in such accounts upon Termination of Employment or Break in Service, then: (1) the Vested Percentage of the Participant's Profit Sharing Account, Leveraged ESOP Account or Leveraged ESOP Diversification Account at the time of Forfeiture which was not distributed shall be held in a "Pre-Break Profit Sharing Account," "Pre-Break Leveraged ESOP Account" or "Pre-Break Leveraged ESOP Diversification Account," respectively, which shall be 100% vested; and (2) the Participant's Profit Sharing Contributions and the net earnings thereon and Leveraged ESOP Contributions and the net earnings thereon attributable to service after the Break in Service or five (5) consecutive Breaks in Service, as applicable, shall be held in a "Post-Break Profit Sharing Account," and "Post-Break Leveraged ESOP Account," respectively, which shall be vested in accordance with Section 11.4(b). Any amounts transferred to the Participant's Leveraged ESOP Diversification Account from the Participant's Pre-Break Leveraged ESOP Account shall be held in the Participant's Pre-Break Leveraged ESOP Diversification Account and amounts transferred from the Participant's Post-Break Leveraged ESOP Account shall be held in the Participant's Post-Break Leveraged ESOP Diversification Account.

               (f) Each Participant who is a certified swing manager, primary maintenance employee, crew member or other hourly restaurant employee who is an Employee on July 1, 1992, shall be fully vested in his Leveraged ESOP Account as of July 1, 1992.

        11.5 Payment of Employer Profit Sharing Contribution for Year of Termination of Employment. If a Participant (or the Beneficiary thereof) who is an Active Participant for the Plan Year in which or immediately before which he has a Termination of Employment receives an allocation of Employer Profit Sharing Contributions pursuant to
     Section 7.1, an allocation of Company Stock released from the Leveraged ESOP Suspense Account pursuant to Section 7.3 or an allocation of Employer Matching Contributions and Forfeitures pursuant to Section 7.2 after he has received a single sum distribution of his Net Balance Account, the vested portion of any such allocation shall be distributed to the Participant or, in the event of his death, to his Beneficiary within a reasonable time after the later of the close of the Plan Year or the Valuation Date following the Participant's election to receive such distribution. If such Participant or Beneficiary has not received a single sum distribution of his vested Net Balance Account, any such allocations pursuant to Sections 7.1,
     7.2 and 7.3 for the Plan Year shall be credited to the Participant's respective Accounts and the vested portion of such contributions shall be distributed as a part of such account in the manner provided in
     Section 11.2 or 11.3, whichever shall apply.

        11.6 Designation of Beneficiary and Form of Beneficiary Benefit. Subject to Sections 11.3 and 11.10, the Participant may (1) designate his Beneficiary, (2) elect the form of his Beneficiary's benefit and
     (3) elect to prohibit Beneficiary elections under Section 11.3(b) on forms provided by and filed with the Committee; provided that a beneficiary designation completed and filed with the Committee before January 1, 1989, under the McDonald's Corporation Savings and Profit Sharing Plan shall be deemed to apply to the Profit Sharing Plan portion of the Program and a beneficiary designation completed and filed with the Committee before January 1, 1989, under the McDonald's Matching and Deferred Stock Ownership Plan shall be deemed to apply to the McDESOP and Leveraged ESOP portions of the Program. A beneficiary designation form filed with the Committee on or after January 1, 1989 and before January 1, 1996 shall be deemed to apply to the Profit Sharing, McDESOP and Leveraged ESOP portions of the Program and to replace all prior Beneficiary designations unless the Beneficiary designation provides otherwise. A Beneficiary designation filed by a Participant under the Stock Sharing Plan before January 1, 1996 shall be deemed to apply to the Stock Sharing portion of the Program. A Beneficiary designation filed with the Committee on or after January 1, 1996, shall be deemed to apply to the entire Program and to replace all prior Beneficiary designations except to the extent such Beneficiary designation provides otherwise. The Participant may submit separate Beneficiary designations for the Profit Sharing, McDESOP, Leveraged ESOP and Stock Sharing portions of the Program change his Beneficiary designation and his elections concerning his Beneficiary's benefit from time to time by filing the beneficiary designation form with the Committee. No designation of Beneficiary or election concerning a Beneficiary's benefit or change of such designation or election shall be effective until filed with the Committee. If a Participant shall fail to file a valid Beneficiary designation, if all persons designated on the Beneficiary designation form predecease the Participant (or, in the case of a Beneficiary other than an individual, cease to exist prior to the Participant's death) or to the extent that the Participant's Beneficiary designation form fails to dispose of his entire interest, the Trustee shall distribute the Participant's vested Net Balance Account to the following persons in the following order of precedence:

               (a)  His surviving spouse;

               (b) With respect to the Profit Sharing Plan portion of the Program, his Beneficiary designated under McDESOP portion of the Program; with respect to the McDESOP and Leveraged ESOP portion of the Program, his Beneficiary designated under the McDonald's Corporation Savings and Profit Sharing Plan or the Profit Sharing Plan portion of the Program; and with respect to the Stock Sharing portion of the Program, those persons designated by the Participant to receive his death benefits under the Participant's Group Life Insurance Program of the Employer or, in the absence of such designation, under the Profit Sharing Plan portion of the Program.

               (c) The person or entity who receives the Participant's McDonald's group term life insurance benefits;

               (d) His lawful descendants including adopted children per stripes;

               (e) His parents in equal shares, or (if only one parent survives him) his surviving parent;

               (f)  The lawful descendants of his parents, per stripes;

               (g)  His estate.

     In the absence of a Participant's election to prohibit the Beneficiary elections allowed in Section 11.3(b), his Beneficiary shall be permitted to make such elections.

        11.7   Incompetency, Distribution of Benefits.

               (a) If a Participant or Beneficiary is declared an incompetent or is a minor, and a conservator, guardian or other person legally charged with his care is appointed or if such Participant is not a minor and has executed a so-called durable power of attorney and if the Committee is given written notice of such appointment or power of attorney, any benefits to which such Participant or Beneficiary is entitled shall be distributable to such conservator, guardian or other person legally charged with his care or to the attorney-in-fact under the power of attorney.

               (b) If a Participant or Beneficiary is incompetent, a minor or, in the opinion of the Committee, would fail to derive benefit from distribution of his accounts and if a conservator, guardian or other person legally charged with his care has not been appointed or if the Committee has not been given written notice of such appointment, the Committee may (1) require the appointment of a conservator or guardian, (2) distribute the Participant's Accounts to relatives of the Participant or Beneficiary for the benefit of the Participant or Beneficiary, or
          (3) distribute such Accounts directly to or for the benefit of the Participant or Beneficiary.

               (c) The decision of the Committee in such matters shall be final, binding and conclusive upon the Employer and the Trustee and upon each Employee, Participant, Beneficiary and every other person or party interested or concerned, and neither the Employer, the Committee nor the Trustee shall be under any duty to see to the proper application of such distribution made to or for a Participant or Beneficiary, or conservator, guardian or relative of a Participant or Beneficiary.

        11.8 Deduction of Taxes from Accounts Payable. The Trustee or the Committee may deduct from the amount to be distributed such amount as the Trustee or the Committee, in its sole discretion, deems proper to protect the Trustee, the Committee and the Trust against liability for the payment of death, succession, inheritance, income, or other taxes, and out of the money so deducted, the Trustee may discharge any such liability and pay the amount remaining to the Participant, the Beneficiary or the deceased Participant's estate, as the case may be.

        11.9 Deadline for Payment of Benefits. Except to the extent that a Participant in accordance with the Program otherwise elects and except to the extent it is not administratively feasible, payment of benefits shall be made or commence not later than sixty (60) days after the latest of (a) the close of the Plan Year in which the Participant attains age fifty-five (55), (b) the close of the Plan Year in which occurs the tenth (10th) anniversary of the Plan Year in which the Participant commenced participation, and (c) the close of the Plan Year in which the Participant has a Termination of Employment; provided that, a Participant, who is entitled to receive a distribution pursuant to this Section 11.9, must submit a claim for benefits before any distributions will be made hereunder.

        11.10  Spousal Consent to a Beneficiary or a Waiver.

               (a) A valid spousal consent to the Participant's naming of a Beneficiary other than his spouse or to the Participant's Waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall be:

                    (1) in a writing acknowledging the effect of the consent;

                    (2)  witnessed by a notary public;

                    (3) effective only with respect to a specific Beneficiary and, in the case of a waiver of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity, shall specify an optional form of benefit unless the spouse voluntarily in such consent expressly permits subsequent designations of beneficiaries or elections of optional forms of benefit without further spousal consent and acknowledges the spouse's right to limit the consent to a specific Beneficiary and optional form of benefit, where applicable; and

                    (4) effective only for the spouse who exercises the consent;

          provided that notwithstanding the provisions of this Article XI, the consent of a Participant's spouse shall not be required if it is established to the satisfaction of a Plan representative that such consent may not be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe.

               (b) To the extent provided in any Qualified Domestic Relations Order (as defined in Section 414(p) of the Internal Revenue Code), the former spouse of a Participant shall be treated as the surviving spouse of such Participant for purposes of Section 11.3 and for providing consent in accordance with
          Section 11.10(a).

        11.11 Single Sum Payment without Election. Notwithstanding any provisions of this Article XI (except Section 11.14 to the extent therein provided) to the contrary, if the Participant or Beneficiary is entitled to a distribution because of the Participant's Break in Service (but not in the case of a Break in Service without a Termination of Employment), retirement on or after his Vesting Retirement Date, death, Disability, or other Termination of Employment, and if the value of the vested portion of a Participant's Net Balance Account under the Program does not exceed $3,500, the Committee shall direct the immediate distribution of such benefit prior to the annuity starting date or other date of distribution or commencement of distribution, regardless of any election or consent of the Participant, his spouse, or other Beneficiary. If the Net Balance Account under the Program of an alternate payee under a Qualified Domestic Relations Order, as provided under Section 16.5, does not exceed $3,500, the Committee shall direct the immediate distribution of such benefit regardless of any election of the alternate payee absent a contrary provision in the Qualified Domestic Relations Order.

        11.12  Installment Payments.  Notwithstanding anything in
     Sections 11.2 or 11.3 to the contrary and subject to Section 11.4:

               (a) Elected Installments Paid to Participant. If a Participant elects installment payments, they shall be substantially equal installments, paid at least annually, over a period certain as elected by the Participant which period shall not be in excess of the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his Beneficiary, if such Beneficiary is an individual ("Applicable Life Expectancy") determined as of the date such payments commence; provided that if elected by the Participant pursuant to Section 11.12(e), life expectancy may be redetermined.

               (b) Required Installments Paid to Participant. The Applicable Life Expectancy of a Participant, who according to the records of the Employer has attained the age of 70-1/2 and who elects to receive installments but who fails to make a permissible election with respect to the period over which installments shall be paid or fails to provide the Committee with any requested proof of his age or the age of his Beneficiary by such deadline as the Committee shall require, shall be deemed to be the life expectancy of the Participant as reasonably determined from the records of the Employer; provided that if a Participant subsequently provides the Committee with proof that his age is greater than the Employer's records indicated, the Committee shall redetermine the Participant's Applicable Life Expectancy based upon the corrected information and shall distribute to the Participant any amounts which would have been required to be distributed if the Participant's correct age had been used to determine his Applicable Life expectancy for the purpose of determining the Minimum Distribution Amount for any installment distributions which have already been made.

               (c) Installments Commencing After Participant's Death. If installments commence to be paid after the Participant's death to the Participant's Beneficiary who is an individual, they shall be substantially equal installments, paid at least annually, over a period certain not in excess of the life expectancy of such individual ("Applicable Life Expectancy") determined as of the date such payments commence; provided that if the Participant's Beneficiary is his surviving spouse, such Beneficiary may elect to have his life expectancy redetermined as provided in
          Section 11.12(e).

               (d) Minimum Distribution Amount. Installment payments are substantially equal if the amount of each installment distributed in a calendar year is not less than an amount ("Minimum Distribution Amount") equal to the balance of the person's Net Balance Account as of the last day of the preceding calendar year divided by the Applicable Life Expectancy. In calculating the Minimum Distribution Amount for each calendar year after the calendar year in which the Participant attained the age of 70-1/2 or for each calendar year after payments to the Beneficiary have commenced (either of which is called the "First Year"), the Applicable Life Expectancy shall be reduced by one for each calendar year which has elapsed commencing with the First Year.

               (e) Determination of Life Expectancy. The life expectancy of a Participant and of his spouse and the joint and last survivor life expectancy of the Participant and his spouse may be redetermined for purposes of determining the amounts required to be distributed pursuant to Section 11.2(c), 11.2(d) or 11.12(a), if elected by the Participant (or his spouse, if the Participant is deceased and if his spouse is the Participant's Beneficiary) in accordance with such uniform and nondiscriminatory rules as the Committee shall establish, but may not be redetermined more frequently than annually. Life expectancies shall not be redetermined unless the Participant (or spouse) so elects by the date distributions are required to commence under the Program. Unless subject to redetermination, life expectancies are calculated using the Participant's or Beneficiary's birth date in the calendar year in which the Participant attains the age of 70-1/2, in the case of benefits commencing during the Participant's lifetime and in the case of payments to the Beneficiary, as of the date such payments commence. In the case of annuity payments, however, life expectancy is determined in the calendar year in which annuity payments commence. If a Participant's or his spouse's life expectancy is not being redetermined, it shall be reduced by one for each year after the calendar year in which it was determined for the purpose of determining the amount of installment payments hereunder. All life expectancies shall be determined using the expected return multiples in Tables V and VI of Treas. Reg. SubSection 1.72-6 or any successor tables issued from time to time by the Internal Revenue Service.

        11.13  Required Minimum Distributions to Employed Participants.

               (a) A Participant who has attained his Required Beginning Date but has not had a Termination of Employment shall commence receiving installment payments for the calendar year in which he becomes 70-1/2 not later than April 1 of the following year and installment payments for each calendar year after the calendar year in which he became 70-1/2, not later than the last day of each such year.

               (b) The amount distributed for the year in which such Participant becomes 70-1/2 and in each calendar year thereafter shall be not less than the Minimum Distribution Amount determined under Section 11.12(a).

               (c) A Participant who has not had a Termination of Employment and who expects to attain his Required Beginning Date in the next calendar year, may elect at such time and on such form as the Committee shall permit to receive his first distribution required pursuant to Section 11.13(a) in the year in which he becomes 70-1/2 years of age.

               (d) If the vested Net Balance Account of a Participant who receives a distribution of the Minimum Distribution Amount under this Section 11.13 is $3500 or less, the Participant may elect to receive his entire vested Net Balance Account at the same time that such Minimum Distribution Amount is paid. A Participant, who elects to receive his entire vested Net Balance Account pursuant to the preceding sentence, may elect to have such election apply each subsequent Plan Year until he changes the election with respect to a future Plan Year. Effective
          November 1, 1994, the first sentence of this Section 11.13(d) shall be applied without regard to the requirement that the Participant's vested Net Balance Account be $3,500 or less.

        11.14  Transitional Rules.

               (a) TEFRA 242(b) Elections. Effective for all Participants and Beneficiaries whether or not the Participant was an Employee after the Effective Date of the Program, notwithstanding any other provision herein, distributions to Participants or Beneficiaries made from the Profit Sharing Plan portion of the Program, except for the Participant's Diversification Account, are subject to any valid election under TEFRA Section 242(b) made under the McDonald's Corporation Savings and Profit Sharing Plan by a Participant prior to January 1, 1984 to have the distribution of the Participant's benefits deferred or extended beyond the period otherwise permitted under the provisions of this Article XI which was then permitted under applicable law until the Participant (or his Beneficiary) revokes the election by an act recognized as a revocation under TEFRA 242(b); provided that if the Participant's spouse is not the Beneficiary of 100 percent of his vested Accrued Benefit under the Program, the Participant's spouse shall have consented to the naming of another Beneficiary in accordance with Section 11.10.

               (b) Distributions to Certain Participants and Beneficiaries in Pay Status. Effective for all Participants and Beneficiaries whether or not the Participant was an Employee after January 1, 1984, for any distribution which would not have disqualified the Trust under Code Section 401(a)(9) as in effect prior to amendment by the Tax Reform Act of 1984, which was permitted under the Program as in effect on the date such distributions commenced, and which either

                    (1) commenced prior to and continued on or after January 1, 1984, distributions may continue to the Participant or the Beneficiary to whom such distribution is being made under the method of distribution in effect; provided that the method of distribution was specified in a writing including the time at which the distribution was to commence, the period over which such distributions will be made and, in the case of any distribution upon the Participant's death, a list of the Beneficiaries of the Participant in order or priority; or

                    (2) commenced prior to the first Plan Year beginning in 1985, distributions may continue to the Participant or the Beneficiary to the extent permitted under applicable law, regulations and rulings.

        11.15 Sale of Restaurant - Special Vesting Rules. Notwithstanding any of the provisions herein to the contrary, a Participant who is not 100% vested in his Profit Sharing Account and his Leveraged ESOP Account and who has a Termination of Employment on account of a sale on or after December 1, 1986 but prior to January 1, 1993 of a McDonald's restaurant to a joint venture partnership in which the Company owns an interest ("Joint Venture") shall have a single opportunity to elect, in accordance with such procedures as the Committee shall establish, to receive a distribution of his benefits as provided in Article XI (or to retain the ability to make an election to receive such a distribution at any time) or (notwithstanding the provisions of Section 11.11 to the contrary), solely for purposes of determining the Participant's Vested Percentage in his Profit Sharing Account and his Leveraged ESOP Account, to continue to be credited with Credited Service for employment with the Joint Venture. If the Participant elects to continue to be credited with Credited Service for employment with the Joint Venture, his Accounts will subsequently be distributed by applying Article XI as if the Joint Venture were his sole Employer for the purpose of determining when such Participant thereafter has a Termination of Employment. Service for periods of employment with the Joint Venture shall be determined by crediting each such electing Participant with one Year of Credited Service for each subsequent consecutive
     October 31 that such Participant is employed by the Joint Venture; provided that a Participant shall not receive more than one Year of Credited Service for a single Plan Year.

        11.16  In-Service Withdrawals.

               (a)  Investment Savings and Rollover Accounts.   A
          Participant may, upon written notice to the Committee, given before the administrative cutoff date prior to the end of any calendar month, withdraw all or any portion of such Participant's Investment Savings Account, Rollover Account and Rollover Holding Account valued as of the Valuation Date of the calendar month in which such notice is given. Distribution of such withdrawals shall be made within the next calendar month. The Committee may, from time to time, establish such rules and procedures as it deems appropriate to administer or limit the withdrawal of Participant and Rollovers under this Section 11.16 provided, however, that in no event shall the Committee limit Participants' rights of withdrawal to less than one withdrawal per Plan Year. To the extent administratively feasible the period of notice required for withdrawal or distribution can be relaxed, reduced or eliminated upon appropriate request to the Committee.

               (b) Stock Sharing Accounts. A Participant may, on a form at such time and in such manner as the Committee shall prescribe, elect to have distributed to him in cash or in shares of common stock of the Company, the shares which have been allocated to his Stock Sharing Account for eighty-four (84) months following the month in which such shares were allocated to his Stock Sharing Account, providedhaat such withdrawals shall consist of whole
          shas..   As of the Effective Date all shares of common stock of
          the Company purchased with contributions to the Stock Sharing Plan have been held for more than 84 months and therefore may be distributed.

        11.17  Direct Rollovers.

               (a) Notwithstanding any provision of the Program to the contrary that would otherwise limit a Distributee's election under this Section 11.17, a Distributee whose benefit is distributable pursuant to another provision of the Program may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover; subject to such reasonable administrative requirements as the Committee may from time to time establish which may include, but shall not be limited to, requirements consistent with Treasury Regulations and other guidance issued by the Internal Revenue Service permitting de minimis standards for amounts eligible to be rolled over or paid partly to the Participant and partly rolled over. A Participant may make an election pursuant to this Section 11.17 only after the Distributee has met otherwise applicable requirements for receipt of a distribution under the Program, including but not limited to any applicable requirements that the Participant's spouse or (pursuant to a Qualified Domestic Relations Order as defined in Section 16.5) former spouse consent to the Participant's waiver of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity.

               If a Participant or Beneficiary elects to receive a Direct Rollover or a distribution in a form other than an annuity as provided in Section 11.2(a)(1)(C) or 11.3(a)(3)(C), such distribution may be made or commence to be made less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                    (1) the Committee shall clearly inform the Participant or Beneficiary that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                    (2) the Participant or Beneficiary after receiving the notice affirmatively elects a distribution.


               (b) In the absence of the adoption by the Committee of any requirements to the contrary, the following shall apply:

                    (1) A Distributee whose Eligible Rollover Distribution is less than $200 upon the Valuation Date immediately preceding the date of distribution shall not be permitted to elect to have all or any portion of the distribution made in the form of a Direct Rollover.

                    (2) A Distributee who elects a Direct Rollover in an amount equal to at least $500 may also elect to have the remaining portion of his distribution paid to the Distributee.

                    (3) A Distributee shall be permitted to divide an Eligible Rollover Distribution into separate distributions to be paid to two or more Eligible Retirement Plans in two or more Direct Rollovers.

                    (4) A Distributee's election to make or not to make a Direct Rollover with respect to a payment in a series of periodic payments shall apply to all subsequent payments in the series until the Distributee changes his election.

                    (5) If a Distributee, who has been notified as to the availability of the Direct Rollover option, fails to elect a Direct Rollover with respect to an Eligible Rollover Distribution, such Distributee shall be deemed to have elected not to make a Direct Rollover.

               (c) As used in this Section 11.17, the following terms shall have the following meanings:

                    (1) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 11.13; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                    (2) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Internal Revenue Code, an individual retirement annuity described in Section 408(b) of the Internal Revenue Code, an annuity plan described in Section 403(a) of the Internal Revenue Code, or a qualified trust described in Section 401(a) of the Internal Revenue Code, that accepts the Distributee's Eligible Rollover Distributions. However, in the case of an Eligible Rollover Distribution to a Participant's surviving spouse or surviving former spouse who is a Distributee pursuant to a Qualified Domestic Relations Order, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                    (3) "Distributee" means a Participant. In addition, a Participant's surviving spouse and a former spouse who is the alternate payee under a Qualified Domestic Relations Order are Distributees with regard to the interest of such spouse or former spouse.

                    (4) "Direct Rollover" means a payment by the Program to the Eligible Retirement Plan specified by the Distributee.

                                  ARTICLE XII

                            SUBSIDIARY PARTICIPATION

        12.1 Adoption of Program and Trust. Any Commonly Controlled Entity, Subsidiary or Domestic or Foreign Affiliate of the Company (or other business entity in which the Company owns an interest) may, with the approval of the Board of Directors and under such terms and conditions as the Board of Directors may prescribe, adopt the Program and Trust by resolution of its board of directors (or approval of other appropriate persons in the case of a noncorporate entity); provided that the Leveraged ESOP portion of the Program can be adopted only by a corporation which is a Commonly Controlled Entity or another corporation included with the Company in a group defined in (a) or (b) below:

               (a) a corporation whi is part of a group of corporations in icchh a common parent owns directly stock possessing at least 50 percent of the voting power of all classes of stock and at least 50 percent of each class of non-voting stock in a first tier subsidiary and such subsidiary (and all other corporations below it in the chain) which would meet the 80 percent test of
          Section 1563(a) of the Code if the first tier subsidiary were the common parent); and

               (b) a corporation which is part of a group of corporations in which a common parent owns directly stock possessing all of the voting power of all classes of stock and all of the non-voting stock in the first tier subsidiary and the first tier subsidiary owns directly stock possessing at least 50 percent of the voting power of all classes of stock, and at least 50 percent of each class of non-voting stock, in a second tier subsidiary of the common parent and such second tier subsidiary (and all other corporations below it in the chain which would meet the 80 percent test of Section 1563(a) of the Code if the second tier subsidiary were a common parent).

          12.2 Withdrawal from Program by Participating Employer. While it is not the present intention of any Employer to withdraw from the Program, any Employer other than the Company shall have the right, at any time, upon the approval of and under such conditions as may be provided by the Board of Directors, to withdraw from the Program and Trust by delivering to the Committee and the Trustee written notice of its election so to withdraw.

          Upon receipt of such notice by the Committee, the Accounts of Participants employed by the withdrawing Employer as of the date of withdrawal shall be fully vested and shall not thereafter be subject to Forfeiture unless such Participant shall transfer to another Employer as of the date of the withdrawal. In the event of the withdrawal of an Employer, such Employer shall elect and notify the Committee of its election, whether the Net Balance Accounts of the Participants employed by such Employer (a) shall be immediately distributable by the Trustee, (b) shall be retained in the Program and become distributable when such employees die, or otherwise terminate their employment with the Employer, or (c) if the Employer establishes a plan which meets the requirements of Section 401(a) of the Code which plan permits a transfer from this Program to it by transfer of the Net Balance Accounts of Participants who are employees of such Employer to such Employer's plan to be held in separate accounts under such plan for the benefit of the respective Participants; provided that a distribution shall not be made to a Participant who is not otherwise entitled to a distribution in accordance with Article XI unless there has been a disposition of substantially all the assets used by the Employer in a trade or business and the Employee continues employment with the corporation acquiring such assets or the Company has disposed of its interest in the Employer and the Employee continues employment with the former Employer.

                                  ARTICLE XIII

                         ADMINISTRATION OF The Program

        13.1   Appointment and Removal of, and Resignation by, Trustee.
     The Board of Directors shall have the power to appoint a successor to a Trustee (including any one or more individuals acting as Trustee) which has resigned or been removed, to direct the Trustee to enter into a custodial agreement providing for deposit of all or any part of the Trust Fund with the custodian, and, with the consent of the Trustee, to appoint a co-Trustee. The Trustee may resign at any time upon thirty (30) days' written notice (or such shorter period of time as the Board of Directors shall permit by written consent) to the Company and the Committee. The Board of Directors shall have the power to remove the Trustee, with or without cause, upon written notice to the Trustee.

          The appointment of a successor Trustee or co-Trustee shall become effective upon acceptance in writing of such appointment by the successor Trustee or co-Trustee and upon acceptance of such appointment by the successor Trustee, the Trustee shall assign, transfer and pay over to the successor Trustee the Trust Fund. The successor Trustee or co-Trustee may be either a corporate Trustee or an individual, and, except as required by federal law, the successor Trustee or co-Trustee shall not be personally liable for anything done or omitted to be done by a predecessor Trustee or co-Trustee prior to the appointment of the successor or co-Trustee or be required to examine the accounts, records or acts of any predecessor Trustee or co-Trustee. Each successor Trustee appointed to and accepting a Trusteeship hereunder shall have all the rights, title, powers, duties, exemptions and limitations of the original Trustee.

        13.2 Appointment of Committee; Tenure in Office. The administrative committee ("Committee") shall consist of not less than five (5) members who shall be appointed by the Board of Directors.
     The Board of Directors shall have power to determine the period during which any Committee member shall serve and, in its discretion, may remove any member of the Committee at any time without assigning any reason therefore. A Committee member may resign at any time by written notice to the Chief Executive Officer or any Executive Vice President of the Company. Upon a vacancy occurring, owing to the death, resignation or removal by the Board of Directors of any member of the Committee, a successor shall be appointed by the Board of Directors. Until a vacancy in the Committee is filled by the Board of Directors, the remaining members of the Committee shall continue to act as the Committee. The Board of Directors shall certify to the Trustee and the Committee the names of the members of the Committee and, thereafter, any change in its membership.

        13.3 Named Fiduciaries. The Company, the Board of Directors, the Committee and every Participant, Beneficiary or Employee of the Company, its subsidiaries or affiliates who becomes a fiduciary by virtue of the delegation of duties, responsibilities and authority with respect to the administration and operation of the Program in accordance with Article XIII shall be "named fiduciaries" as provided in Section 402(a) of ERISA, and shall, accordingly, be afforded the protection provided for in Section 405(c)(2) of ERISA with respect to named fiduciaries.

        13.4 Delegation of Responsibilities. The Committee and the Board of Directors shall have the authority, as it may deem advisable, to delegate, from time to time, by instrument in writing all or any part of its responsibilities under the Program (including the power to delegate) to such person or persons as it may deem suitable, and in the same manner to revoke any such delegation of responsibility. Periodically the delegate shall report to the Committee or Board of Directors concerning the discharge of his delegated responsibilities. Any action of the delegate in the exercise of such delegated responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Committee or the Board of Directors. Neither the Committee, the Board of Directors nor any of their members shall be liable for the acts or omissions of such delegate except as otherwise required by Federal law.

          The Committee's authority to delegate in accordance with this
     Section 13.4 shall include, but not be limited to, authority to delegate all or any part of the responsibilities set forth in
     Section 13.5 to any department or employee of the Company or other Employer including but not limited to the Legal Department, the Tax Department, the Accounting Department, the Human Resources Department, the Information Services Department or the Payroll Department.

        13.5 Committee Duties. The Committee on behalf of the Participants and all other Beneficiaries of the Program and the Trust shall administer and operate the Program and the Trust Agreement in accordance with the terms of the Program and the Trust Agreement and shall periodically report to the Board of Directors on the administration and operation of the Program. The Committee shall have all powers necessary to discharge its duties, including, but not by way of limitation, the following:

               (a) To periodically review and monitor the performance of the Investment Managers, as defined in Section 4.4 of the Trust Agreement, and provide recommendations to the Board of Directors for the appointment or removal of the Program's Investment Managers;

               (b) To prepare and furnish to the Board of Directors its recommendations with respect to the establishment of and, from time to time, changes in the general investment objectives and guidelines for the management and investment of the assets of the Program;

               (c) To prepare and furnish the Board of Directors with periodic reports on the performance of the Investment Funds and the general administration of the Program;

               (d) To review and monitor the performance of the Trustee with respect to the responsibilities set forth in the Trust Agreements;

               (e) To construe and interpret the Program, decide all questions concerning eligibility for participation and questions relating to the amount and manner of payment of benefits hereunder and all such determinations shall be conclusive and binding upon Participants, spouses and other Beneficiaries;

               (f) To receive from the Company and Employer or have prepared by the Company and Employer such records and information as shall be necessary for the proper administration of the Program;

               (g) To have prepared and furnished to Participants or Beneficiaries all information required under Federal law or provisions of this Program to be furnished to them;

               (h) To have prepared and filed or published with the Department of Labor and the Department of Treasury or other governmental agency all reports or other information required under federal law;

               (i) To have maintained records of the Trust Fund with respect to the Net Balance Accounts of Participants;

               (j) To determine all questions arising in the administration of the Program, including those relating to the eligibility of persons to become Participants; the rights of Participants and their Beneficiaries; and Employer Contributions; and its decision thereon shall be final and binding upon all persons hereunder; and

               (k) To review the performance of any person to whom duties and responsibilities have been delegated under Section 13.4.

        13.6 Committee Action by Majority -- Authorization of Members to Execute Documents. The Committee may act at a meeting (including a meeting at which some or all of the members of the Committee are present by telephone) by the consent of a majority of its members, or without a meeting by the unanimous written consent of its members.

          No member of the Committee shall vote or decide upon any matter relating specifically to himself or to his specific rights or benefits under the Program.

          The Committee may authorize any of its members to execute on its behalf any document which reflects an action or decision of the Committee and the Committee shall notify the Trustee in writing of the names of its members so authorized. Until the Committee revokes or alters such authorization by a written notice to the Trustee, the Trustee may accept and rely upon any document executed by such members as reflecting action by the Committee.

        13.7 Secretary. The Committee shall appoint a Secretary (who may, but need not, be a member of the Committee) to keep records of the acts and resolutions of the Committee. The Secretary may also perform such other duties which may, from time to time, be delegated to him in writing by the Committee.

        13.8 Member as Participant. A member of the Committee who is also a Participant or a Beneficiary shall receive any benefit to which he may be entitled as a Participant or Beneficiary in the Program so long as such benefit is computed and paid on a basis that is consistent with the terms of the Program as applied to all other Participants and Beneficiaries.

        13.9 Rules and Decisions. The Committee may, from time to time, adopt or amend such rules and regulations as it deems necessary or desirable which are consistent with the provisions or the purposes of the Program. All rules and decisions of the Committee shall be applied to all Participants in similar circumstances in a uniform and non-discriminatory manner. In adopting, amending or applying its rules and regulations, the Committee shall be entitled to, but need not, rely upon information furnished by a Participant or Beneficiary, a delegate, an Employer or Employee, the Trustee or the Company. All rules and regulations of the Committee shall be conclusive and binding upon Participants, spouses and Beneficiaries.

        13.10 Agents and Counsel. The Committee and its delegates shall have the authority to appoint or employ individuals to assist or to advise in the administration of the Program and any other agent deemed advisable, including but not limited to, independent certified public accountants and legal and actuarial counsel, who may but need not be the accountants or the legal or the actuarial counsel of the Company.

        13.11 Authorization of Benefit Distribution. The Committee shall issue directions to the Trustee concerning all distributions to be made from the Trust Fund pursuant to the provisions of the Program. All such directions shall be in accordance with the Program.

        13.12  Claims Procedure.

               (a) Each Participant or Beneficiary (for purposes of this Section called a "Claimant") may submit his claim for benefits to the Plan Administrator in writing in such form as is permitted by the Committee. A Claimant shall have no right to seek review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits, prior to his filing a claim for benefits and exhausting his rights to review in accordance with this Section.

               When a claim for benefits has been filed properly, such claim for benefits shall be evaluedd and the Claimant shall be notified of the approval or the denial within ninety (90) days after the receipt of such claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period, and such notice shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than one hundred and eighty (180) days after the date on which the claim was filed). A Claimant shall be given a written notice in which he shall be advised as to whether the claim is granted or denied, in whole or in part. If a claim is denied, in whole or in part, the Claimant shall be given written notice which shall contain (1) the specific reasons for the denial, (2) references to pertinent Plan provisions on which the denial is based, (3) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary, and
          (4) the Claimant's rights to seek review of the denial.

               (b) If a claim is denied, in whole or in part, the Claimant shall have the right to request that the Committee review the denial, provided that he files a written request for review with the Committee within sixty (60) days after the date on which he received written notification of the denial (or such longer period as the Committee for good cause may permit). A Claimant (or his duly authorized representative) may review pertinent documents and submit issues and comments in writing to the
           Committee. Within sixty (60) days after a request for review is received, the review shall be made and the Claimant shall be advised in writing of the decision on review, unless special circumstances require an extension of time for processing the review, in which case the Claimant shall, within such initial sixty (60) day period, be given a written notification specifying the reasons for the extension and when such review shall be completed (provided that such review shall be completed within one hundred and twenty (120) days after the date on which the request for review was filed). The decision on review shall be forwarded to the Claimant in writing and shall include specific reasons for the decision and references to Plan provisions upon which the decision is based. A decision on review shall be final and binding on all persons for all purposes. If a Claimant shall fail to file a request for review in accordance with the procedures herein outlined, such Claimant shall have no rights to review and shall have no right to bring action in any court, and the denial of the claim shall become final and binding on all persons for all purposes.

        13.13 Information to be Furnished to Committee. The Company and Employers shall furnish the Committee or its delegate such evidence, data and information as the Committee or its delegate may reasonably request. Participants and their Beneficiaries shall also furnish to the Committee such evidence, data or information as the Committee or its delegate shall request.

        13.14 Plan Administrator. The Committee may appoint a Plan Administrator who may (but need not) be a member of the Committee; and in the absence of such appointment, the Committee shall be the Plan Administrator.

        13.15 Fiduciary as Participant. A fiduciary who is also a Participant or a Beneficiary shall receive any benefit to which he may be entitled as a Participant or Beneficiary in the Program so long as such benefit is computed and paid on a basis that is consistent with the terms of the Program as applied to all other Participants and Beneficiaries.

        13.16 Fiduciary Responsibility. If a Plan fiduciary acts in accordance with ERISA, Title I, Subtitle B, Part 4:

               (a) in determining that a Participant's spouse has consented to the naming of a Beneficiary other than the spouse, in relying on a Participant's election to waive a Qualified Joint and Survivor Annuity or a qualified survivor annuity or a revocation of such an election, or in determining that the consent of the Participant's spouse may not be obtained because there is no spouse, the spouse cannot be located or other circumstances prescribed by the Secretary of the Treasury by regulations, then to the extent of payments made pursuant to such consent, revocation or determination, the Program and its fiduciaries shall have no further liability;

               (b) in treating a domestic relations order as being (or not being) a Qualified Domestic Relations Order, or, during any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), in segregating in a separate account in the Program or in an escrow account the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a Qualified Domestic Relations Order, in paying the amounts segregated or held in escrow to the person entitled thereto if within 18 months the domestic relations order (or a modification thereof) is determined to be a Qualified Domestic Relations Order, in paying such amounts to the person entitled thereto if there had been no order, if within 18 months the domestic relations order is determined not to be qualified or if the issue is not resolved within 18 months and in prospectively applying a domestic relations order which is determined to be qualified after the close of the 18-month period, then the obligation of the Program and its fiduciaries to the Participant and each alternate payee shall be discharged to the extent of any payment made pursuant to such acts.

                                  ARTICLE XIV

            AMENDMENT, TERMINATION, MERGER AND CONSOLIDATION OF PLAN

        14.1 Amendment. The Board of Directors shall have the right, at any time and from time to time, to amend, in whole or in part, any or all of the provisions of the Program and the Trust Agreement, provided that no amendment shall authorize or permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their beneficiaries, or permit any portion of the Trust Fund to revert to or become the property of any Employer, except as may be permitted under applicable law, regulations and rulings. No amendment shall deprive any Participant or any Beneficiary of a deceased Participant of any of the benefits or of an optional form of benefit to which he is entitled under this Program with respect to contritiioons prevussly made or, except to the extent permitted in regulations and rulings issued by the Secretary of the Treasury, shall eliminate an optional form of benefit with respect to contributions previously made, nor shall any amendment decrease any Participant's Accounts provided that no amendment made in conformance to provisions of the Internal Revenue Code or any other statute relating to employee's trusts, or any official regulations or rulings issued pursuant thereto, shall be considered prejudicial to the rights of any Participant or Beneficiary. No amendment which affects the rights, duties or responsibilities of the Trustee may be made without the Trustee's written consent.

          The Committee shall have the same authority with respect to the adoption of amendments to the Program and the Trust Agreement as the Board of Directors in the following circumstances:

               (a) to adopt amendments to the Program or Trust which the Committee determines are necessary or desirable for the Program to comply with or to obtain benefits or advantages under the provisions of applicable law, regulations or rulings or requirements of the Internal Revenue Service or other government administrative agency or of changes in such law, regulations, rulings or requirements; and

               (b) to adopt any other procedural or cosmetic amendment that the Committee determines to be necessary or desirable that does not materially change benefits to Participants or their Beneficiaries or materially increase the Employers' contributions to the Program.

          The Committee shall provide notice of amendments adopted by the Committee to the Board of Directors on a timely basis.

        14.2 Termination of Program By the Company. Although it is the intention of the Company that this Program be permanent, the Company reserves the right to terminate the Program and the Trust at any time, by delivering to the Committee, the Trustee and each Employer hereunder, written notice of termination.

          Upon termination of the Program or permanent discontinuance of Employer Contributions to the Program, the interest in his Net Balance Account of each Participant who is an Employee at the time of the termination, shall become fully vested. Such vested Accounts, shall, however, be subject to readjustment as provided in Sections 10.14, 10.15, 10.16, 10.17 and 10.19. In the event of termination of this Program, the Board of Directors may direct that the Trustee continue the Trust for a specified period of time, or for such period of time, as the Trustee, in its sole discretion, may deem to be in the best interest of the Participants or their Beneficiaries. In the absence of specific direction from the Board of Directors, the Trust assets shall be distributed by the Trustee to Participants under the options set forth in Section 11.2 hereof or to Beneficiaries under the options set forth in Section 11.3; provided, however, that Participant Elected Contributions shall be distributed only if (a) the Participant has a Termination of Employment, death or Disability, or has attained the age of 59-1/2, (b) the Program is terminated without the Employer's establishment or maintenance of another defined contribution plan (excluding a leveraged ESOP as defined in Code Section 4975(e)(7)) or
     (c) the Employer disposes of substantially all of its assets used in a trade or business or disposes of its interest in a subsidiary and the Employee continues employment with the corporation acquiring the assets or the subsidiary and if, in the case of a distribution made pursuant to Section 14.2(b) or (c) the distribution is made in the form of a single distribution of the entire balance to the credit of the Participant in a single taxable year. Upon the partial termination of the Program the interest of each Participant whose employment is terminated on account of, or who is affected by, such partial termination shall become fully vested and such Participant's benefits shall be distributable to the extent permitted in the preceding sentence. Sales of McDonald's Restaurants by the Company or another Employer will not constitute a partial termination unless such sale under all other facts and circumstances constitutes a partial termination.

        14.3 Merger, Consolidation, or Transfer of Assets. This Program shall not be merged or consolidated with, nor shall any assets or liabilities be transferred to, any other plan, unless the benefits payable to each Participant if the Program were terminated immediately after such action would not be less than the benefits which would have been payable to each such Participant if the Program had been terminated immediately before such action.

        14.4 Transfer of Assets from Plans of Subsidiaries. The Board of Directors may, in its sole and exclusive discretion, authorize and direct the transfer to the Trust of all (or any designated portion) of the assets of any defined contribution plan (the "Transferred Assets") which is a Related Plan. The Transferred Assets, to the extent allocable to persons who are Participants in the Program, shall be held, managed and distributed for the benefit of participants of the Related Plan (the "Transferred Assets") subject to such terms and conditions as the Board of Directors and the board of directors (or persons having authority similar to the board of directors of a corporation) of the Commonly Controlled Entity, if applicable, of the Company shall provide.

               (a) The Trustee shall accept, under such terms and conditions as the Board of Directors shall provide for, all Transferred Assets.

               (b) Except as otherwise expressly provided by the Board of Directors and the board of directors (or persons having authority similar to the board of directors of a corporation) of the Commonly Controlled Entity, if applicable, all Participants' interests in the Transferred Assets shall be 100 percent (100%) vested and non-forfeitable.

               (c) The Committee shall keep separate records of account for each Participant's interests in the Transferred Assets.

               (d) Except as otherwise expressly provided herein, the Transferred Assets shall be held, managed, invested and distributed in the same manner (and subject to the same restrictions) as Rollovers as provided in Article VIII of the Program.

               (e) Each Participant's Transferred Assets shall be distributable in the same manner as a Participant's Rollover Account; provided that the Participant can also elect any benefit option which was available with respect to the Transferred Assets under the Related Plan.

                                   ARTICLE XV

                              TOP HEAVY PROVISIONS

        15.1 Application. The definitions in Section 15.2 shall apply under this Article XV and the special rules in Section 15.3 shall apply, notwithstanding any other provisions of the Program, for any Plan Year in which the Program is a Top Heavy Plan and for such other Plan Years as may be specified herein. Anything in this Article XV to the contrary notwithstanding, if the Program is a multlee employer plan as described in Internal Revenue Code Section 413(c), the provisions of this ArticleV sshall be applied separately to each Employer (together with the businesses which with that Employer are Commonly Controlled Entities or members of an Affiliated Service Group) taking account of benefits under the plan provided to employees of the Employer, Commonly Controlled Entity or members of an Affiliated Service Group because of service with that Employer or Commonly Controlled Entity.

        15.2 Special Top Heavy Definitions. The following special definitions shall apply under this Article XV.

               (a) "Aggregate Employer Contributions" means the sum of all Employer Contributions and Forfeitures under this Program allocated for a Participant to the Program and employer contributions and forfeitures allocated for the Participant to all Related Defined Contribution Plans in the Aggregation Group; provided, however, that Participant Elected Contributions, Employer Matching Contributions and Special Section 401(k) Contributions shall not be included for Non-Key Employees.

               (b) "Aggregation Group" means the group of plans in a Mandatory Aggregation Group, if any, that includes the Program, unless inclusion of Related Plans in the Permissive Aggregation Group in the Aggregation Group would prevent the Program from being a Top Heavy Plan, in which case "Aggregation Group" means the group of plans consisting of the Program and each other Related Plan in a Permissive Aggregation Group with the Program.

                    (1) "Mandatory Aggregation Group" means each plan (considering the Program and Related Plans) that, during the Plan Year that contains the Determination Date or any of the four preceding Plan Years,

                         (A)  had a participant who was a Key Employee, or

                         (B) was necessary to be considered with a plan in which a Key Employee participated in order to enable the plan in which the Key Employee participated to meet the requirements of Section 401(a)(4) and Section 410 of the Internal Revenue Code.

               If the Program is not described in (A) or (B) above, it shall not be part of a Mandatory Aggregation Group.

                    (2) "Permissive Aggregation Group" means the group of plans consisting of (A) the plans, if any, in a Mandatory Aggregation Group with the Program, and (B) any other Related Plan, that, when considered as a part of the Aggregation Group, does not cause the Aggregation Group to fail to satisfy the requirements of Section 401(a)(4) and
               Section 410 of the Internal Revenue Code.  A Related Plan in
               (B) of the preceding sentence may include a simplified employee pension plan, as defined in Internal Revenue Code
               Section 408(k), and a collectively bargained plan, if when considered as a part of the Aggregation Group such plan does not cause the Aggregation Group to fail to satisfy the requirements of Section 401(a)(4) and Section 410 of the Internal Revenue Code considering, if the plan is a multiple employer plan as described in Internal Revenue Code Section 413(c), benefits under the plan only to the extent provided to employees of the employer because of service with the employer and, if the plan is a simplified employee pension plan, only the employer's contribution to the plan.

               (c) "Determination Date" means, with respect to a Plan Year, the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of such Plan Year. If the Program is aggregated with other plans in the Aggregation Group, the Determination Date for each other plan shall be, with respect to any Plan Year, the Determination Date for each such other plan which falls in the same calendar year as the Determination Date for the Program.

               (d) "Key Employee" means, for the Plan Year containing the Determination Date, any person or the beneficiary of any person who is an employee or former employee of an Employer, a Commonly Controlled Entity or member of an Affiliated Service Group as determined under Internal Revenue Code Section 416(i) and who, at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years (the "Measurement Period"), is a person described in paragraph (1), (2), (3) or
          (4), subject to paragraph (5).

                    (1) An officer of the Employer, Commonly Controlled Entity or member of an Affiliated Service Group who:

                         (A)  in any Measurement Period is an officer
                    during the Plan Year and has annual Considered Compensation for the Plan Year in an amount greater than fifty percent (50%) of the amount in effect under
                    Section 415(b)(1)(A) of Internal Revenue Code for the calendar year in which such Plan Year ends ($120,000 in 1996, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to the provisions of Section 415(d) of the Internal Revenue
                    Code); and

               No more than a total of fifty (50) persons (or, if lesser, the greater of three (3) persons or ten percent (10%) of all persons or beneficiaries of persons who are employees or former employees) shall be treated as Key Employees under this paragraph (1) for any Measurement Period. In the case of an Employer, Commonly Controlled Entity or member of an Affiliated Service Group which is not a corporation in any Measurement Period, the term "officer" as used in this subsection (d) shall include administrative executives as described in Section 1.416-1(T-13) of the Treasury Regulations.

                    (2) One (1) of the ten (10) persons who, during a Plan Year in the Measurement Period:

                         (A) have annual Considered Compensation from the Employer, Commonly Controlled Entity or member of an Affiliated Service Group for such Plan Year greater than the amount in effect under Section 415(c)(1)(A) of the Internal Revenue Code for the calendar year in which such Plan Year ends (the greater of $30,000 for 1996 or one-fourth of the dollar limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to the provisions of Section 415(d) of the Internal Revenue
                    Code); and

                         (B) own (or are considered as owning within the meaning of Internal Revenue Code Section 318) in sh

                    Plan Year, the largest percentage interests in the Employer, Commoy CControlled Entity or member of an Affiliated Service Group, in such Plan Year, provided that no person shall be treated as a Key Employee under this paragraph unless he owns more than one-half percent (1/2%) interest in the Employer, Commonly Controlled Entity or member of an Affiliated Service Group.

               No more than a total of ten (10) persons or beneficiaries of persons who are employees or former employees shall be treated as Key Employees under this paragraph (2) for any Measurement Period.

                    (3) A person who, for a Plan Year in the Measurement Period, is a more than five percent (5%) owner (or is considered as owning more than five percent (5%) within the meaning of Internal Revenue Code Section 318) of the Employer, Commonly Controlled Entity or member of an Affiliated Service Group.

                    (4) A person who, for a Plan Year in the Measurement Period, is a more than one percent (1%) owner (or is considered as owning more than one percent (1%) within the meaning of Internal Revenue Code Section 318) of the Employer, a Commonly Controlled Entity or member of an Affiliated Service Group and has an annual Considered Compensation for such Plan Year from the Employer, Commonly Controlled Entity or member of an Affiliated Service Group of more than $150,000.

                    (5) If the number of persons who meet the requirements to be treated as Key Employees under paragraph (1) or (2) exceed the limitation on the number of Key Employees to be counted under paragraph (1) or (2), those persons with the highest annual Considered Compensation in a Plan Year in the Measurement Period for which the requirements are met and who are within the limitation on the number of Key Employees will be treated as Key Employees.

               If the requirements of paragraph (1) or (2) are met by a person in more than one (1) Plan Year in the Measurement Period, each person will be counted only once under paragraph (1) or (2):

                         (A) under paragraph (1), the Plan Year in the Measurement Period in which a person who was an officer and had the highest annual Considered Compensation shall be used to determine whether the person will be treated as a Key Employee under the preceding sentence;

                         (B) under paragraph (2), the Plan Year in the Measurement Period in which the ownership percentage interest is the greatest shall be used to determine whether the person will be treated as a Key Employee under the preceding sentence.

               Notwithstanding the above provisions of paragraph (5), a person may be counted in determining the limitation under both paragraphs (1) and (2). In determining the sum of the Present Value of Accrued Benefits for Key Employees under subsection (h) of this Section, the Present Value of Accrued Benefits for any person shall be counted only once.

               (e) "Non-Key Employee" means (1) a person or the beneficiary of a person with an account balance in the Program or an account balance or accrued benefit in any Related Plan in the Aggregation Group or (2) an employee, a former employee or the beneficiary of such person who has received a distribution during the Measurement Period and (3) who during the Measurement Period is not a Key Employee.

               (f) "Present Value of Accrued Benefits" means, for any Plan Year, an amount equal to the sum of (1), (2) and (3) for each person who, in the Plan Year containing the Determination Date, was a Key Employee or a Non-Key Employee.

                    (1) Subject to (4) below, the value of a person's Net Balance Account under the Program and his accrued benefit under each Related Defined Contribution Plan in the Aggregation Group, determined as of the valuation date coincident with or immediately preceding the Determination Date, adjusted for contributions due as of the Determination Date, as follows:

                         (A) in the case of a plan not subject to the minimum funding requirements of Section 412 of the Internal Revenue Code, by including the amount of any contributions actually made after the valuation date but on or before the Determination Date, and, in the first plan year of a plan, by including contributions made after the Determination Date that are allocated as of a date in that first plan year; and

                         (B) in the case of a plan that is subject to the minimum funding requirements, by including the amount of any contributions that would be allocated as of a date not later than the Determination Date, plus adjustments to those amounts as required under applicable rulings, even though those amounts are not yet required to be contributed or allocated (e.g., because they have been waived) and by including the amount of any contributions actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in
                    Section 412(c)(10) of the Internal Revenue Code.

                    (2) Subject to (4) below, the sum of the actuarial present values of a person's accrued benefits under each Related Defined Benefit Plan in the Aggregation Group, expressed as a benefit commencing at Vesting Retirement Date (or the person's attained age, if later) determined based on the following actuarial assumptions:

                         (A)  Interest rate 5%; and

                         (B)  Post Retirement Mortality: 1984 Unisex
                    Pension Table;

               and determined in accordance with Internal Revenue Code
               Section 416(g), provided, however, that if a defined benefit plan in the Aggregation Group provides for different or additional actuarial assumptions to be used in determining the present value of accrued benefits thereunder for the purpose of determining the top heavy status thereof, then such different or additional actuarial assumptions shall apply with respect to each defined benefit plan in the Aggregation Group, and further provided that the accrued benefit of any Non-Key Employee shall be determined under the method which is used for accrual purposes for all Related Defin BBeenefit Plans or, if no single accrual meodd is used in all such plans, such accrued benefit shall be determined as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Internal Revenue Code.

               The present value of an accrued benefit for any person who is employed by an employer maintaining a plan on the Determination Date is determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date, provided however that:

                         (C) for the first plan year of the plan, the present value for an employee is determined as if the employee had a Termination of Employment (i) on the Determination Date or (ii) on such valuation date but taking into account the estimated accrued benefit as of the Determination Date; and

                         (D) for the second and subsequent plan years of the plan, the accrued benefit taken into account for an employee is not less than the accrued benefit taken into account for the first plan year unless the difference is attributable to using an estimate of the accrued benefit as of the Determination Date for the first plan year and using the actual accrued benefit as of the Determination Date for the second plan year.

               For purposes of this paragraph (2), the valuation date is the valuation date used by the plan for computing plan costs for minimum funding, regardless of whether a valuation is performed that year.

                    If the plan provides for a nonproportional subsidy as
               described in Treasury Regulations Section 1.416-1 (T-27), the present value of accrued benefits shall be determined taking into account the value of nonproportional subsidized early retirement benefits and nonproportional subsidized benefit options.

                    (3) Subject to (4) below, the aggregate value of amounts distributed during the plan year that includes the Determination Date or any of the four preceding plan years including amounts distributed under a terminated plan which, if it had not been terminated, would have been in the Aggregation Group.

                    (4) The following rules shall apply in determining the Present Value of Accrued Benefits:

                         (A) Amounts attributable to qualified voluntary employee contributions, as defined in Section 219(e) of the Internal Revenue Code, shall be excluded.

                         (B) In computing the Present Value of Accrued Benefits with respect to rollovers or plan-to-plan transfers, the following rules shall be applied to determine whether amounts which have been distributed during the five (5) year period ending on the Determination Date from or accepted into this Program or any plan in the Aggregation Group shall be included in determining the Present Value of Accrued Benefits:

                              (i)  Unrelated Transfers made from the
                         Program or any plan in the Aggregation Group shall be included.

                              (ii) Related Transfers made from the Program
                         or any plan in the Aggregation Group shall not be included by the transferor plan (but shall be counted by the accepting plan).

               The accrued benefit of any individual who has not performed services for an Employer maintaining the Program at any time during the five (5) year period ending on the Determination Date shall be excluded in computing the Present Value of Accrued Benefits.

               (g) "Related Transfer" means a rollover or a plan-to-plan transfer which is either not initiated by the Employee or is made between plans each of which is maintained by a Commonly
          Controlled Entity or member of an Affiliated Service Group.

               (h) A "Top Heavy Aggregation Group" means an Aggregation Group in any Plan Year for which, as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds sixty percent (60%) of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group; provided that, for purposes of determining the sum of Present Value of Accrued Benefits for all employees, former Key Employees who have not performed any services for an Employer, a Commonly Controlled Entity or a member of an Affiliated Service Group in the Plan Year containing the Determination Date or the preceding four Plan Years shall be excluded entirely from the calculation of the Present Value of Accrued Benefits for the Plan Year that contains the Determination Date. For purposes of applying the special rules herein with respect to a Super Top Heavy Plan, a Top Heavy Aggregation Group will also constitute a "Super Top Heavy Aggregation Group" if in any Plan Year as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds ninety percent (90%) of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group.

               (i) "Top Heavy Plan" means the Program in any Plan Year in which it is a member of a Top Heavy Aggregation Group, including a Top Heavy Aggregation Group consisting solely of the Program. For purposes of applying the rules herein with respect to a Super Top Heavy Plan, a Top Heavy Plan will also constitute a "Super Top Heavy Plan" if the Program in any Plan Year is a member of a Super Top Heavy Aggregation Group, including a Super Top Heavy Aggregation Group consisting solely of the Program.

               (j) "Unrelated Transfer" means a rollover or a plan-to-plan transfer which is both initiated by the Employee and (1) made from a plan maintained by a Commonly Controlled Entity or member of an Affiliated Service Group to a plan maintained by an employer which is not a Commonly Controlled Entity or member of an Affiliated Service Group or (2) made to a plan maintained by a Commonly Controlled Entity or member of an Affiliated Service Group from a plan maintained by an employer which is not a Commonly Controlled Entity or member of an Affiliated Service Group.

        15.3 Special Top Heavy Provisions. For each Plan Year in which the Program is a Top Heavy Plan, the following rules shall apply, except that the special provisions of this Section 15.3 shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective-bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representative and the Employer or Employers:

               (a) Minimum Employer Contributions. In any Plan Year in which the Program is a Top Heavy Plan, the Employers shall make additional Employer Contributions to the Program as necessary for each Participant who is employed on the last day of the Plan Year and who is a Non-Key Employee to bring the amount of his Aggregate Employer Contributions for the Plan Year up to at least three percent (3%) of his Considered Compensation, or such lesser amount as is equal to the largest percentage of a Key Employee's Considered Compensation allocated to the Key Employee as Aggregate Employer Contributions.

          For purposes of determining whether a NOn-Key Employee is a Participant entitled to have minimum Employer Contributions made on his behalf, a Non-Key Employee will be treated as a Participant even if he is not otherwise a Participant (or accrues no benefit) under the Program because:

                    (1) he has failed to complete the requisite number of hours of service (if any) after becoming a Participant in the Program,

                    (2) he is excluded from participation in the Prgram (or accrues no benefit) merely because his compensation is less than a stated amount, or

                    (3) he is excluded from participation in the Program (or accrues no benefit) merely because of a failure to make mandatory employee contributions or because of a failure to make elective 401(k) contribution.

               (b) Vesting. For each Plan Year in which the Program is a Top Heavy Plan and for each Plan Year thereafter, the vested right of each Participant who has an Hour of Service after the Program becomes a Top Heavy Plan to a percentage of his Profit Sharing Account and Employer Leveraged ESOP Account (to the extent such Accounts had not been forfeited prior to the Program's becoming a Top Heavy Plan) shall be determined under the following table:

               Year of Credited Service      Vested Percentage
               ------------------------      -----------------

               Less than 2                         0%
               2 but less than 3                  20
               3 but less than 4                  40
               4 but less than 5                  60
               5 but less than 6                  80
               6 or more                         100

               (c)  Limitations.  In computing the limitations under
          Article IX hereof for years in which the Program is a Top Heavy Plan, the special rules of Section 416(h) of the Code shall be applied in accordance with applicable regulations and rulings so that, in determining the denominator of the defined contribution plan fraction, as defined in Section 415(e)(3) of the Internal Revenue Code ("Defined Contribution Plan Fraction") and the defined benefit plan fraction as defined in Section 415(e)(2) of the Internal Revenue Code ("Defined Benefit Plan Fraction") at each place at which "1.25" would have been used, "1.00" shall be substituted and by substituting $41,500 for $51,875 in the numerator of the transition fraction described in Section 415(e)(6)(B) of the Internal Revenue Code, unless the Program is not a Super Top Heavy Plan and the special requirements of
          Section 416(h)(2) of the Internal Revenue Code have been satisfied.

               (d) Transition Rule for a Top Heavy Plan. Notwithstanding the provisions of Section 15.3(c), for each Plan Year in which the Program is a Top Heavy Plan and in which the Program does not meet the special requirements of Section 416(h)(2) of the Internal Revenue Code in order to use 1.25 in the denominator of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction, if an Employee was a participant in one or more defined benefit plans and in one or more defined contribution plans maintained by the Employer before the plans became Top Heavy Plans and if such Participant's Combined Fraction exceeds
          1.00 because of accruals and additions that were made before the plans became Top Heavy Plans, a factor equal to the lesser of
          1.25 or such lesser amount (but not less than 1.00) as shall be needed to make the Employee's Combined Fraction equal to 1.00 shall be used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction if there are no further accruals or annual additions under any Top Heavy
          Plans until the Participant's Combined Fraction is not greater than 1.00 when a factor of 1.00 is used in the denominators of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction. Any provisions herein to the contrary notwithstanding, if the Program is a Top Heavy Plan and the Program does not meet the special requirements of Section 416(h)(2) of the Internal Revenue Code in order to use 1.25 in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, there shall be no further Annual Additions for a Participant whose Combined Fraction is greater than 1.00 when a factor of 1.00 is used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, until such time as the Participant's Combined Fraction is not greater than 1.00.

               (e) Transition Rule for a Super Top Heavy Plan. Notwithstanding the provisions of Sections 15.3(c) and 15.3(d), for each Plan Year in which the Program is a Super Top Heavy Plan,
          (1) if an Employee was a participant in one or more defined benefit plans and in one or more defined contribution plans maintained by the employer before the plans became Super Top Heavy Plans, and (2) if such Participant's Combined Fraction exceeds
          1.00 because of accruals and additions that were made before the plans became Super Top Heavy Plans and if immediately before the plans became Super Top Heavy Plans the Combined Fraction as then computed did not exceed 1.00, then a factor equal to the lesser of
          1.25 or such lesser amount (but not less than 1.00) as shall be needed to make the Employee's Combined Fraction equal to 1.00 shall be used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction if there are no further accruals or annual additions under any Super Top Heavy Plans until the Participant's Combined Fraction is not greater than 1.00 when a factor of 1.00 is used in the denominators of the Defined Benefit Plan Fraction and the Defined Contribution
          Plan Fraction. Any provisions herein to the contrary notwithstanding, if the Program is a Super Top Heavy Plan, there shall be no further Annual Additions for a Participant whose Combined Fraction is greater than 1.00 when a factor of 1.00 is used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction until the Participant's Combined Fraction is not greater than 1.00

               (f) Terminated Plan. If the Program becomes a Top Heavy Plan after it has formally been terminated, has ceased crediting for benefit accruals and vesting and has been or is distributing all plan assets to participants and their beneficiaries as soon as administratively feasible or if a terminated plan has distributed all benefits of participants and their beneficiaries, the provisions of Section 15.3 shall not apply to the Program.

               (g) Frozen Plans. If the Program becomes a Top Heavy Plan after contributions have ceased under the Program but all assets have not been distributed to participants or their beneficiaries, the provisions of Section 15.3 shall apply to the Program.

                                  ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

        16.1 Headings. Headings of sections and subsections of the Program are inserted for convenience of reference and are neither part of the Program nor to be considered in the construction thereof.

        16.2 Indemnification. Each member of the Committee, each member of the Board of Directors, each individual serving as Trustee without compensation, and each and every Employee to whom are delegated duties, responsibilities and authority with respect to the Program and the Trust shall be indemnified, held harmless and promptly reimbursed by the Company against all claims, liabilities, fines and penalties and all expenses (including, but not limited to, attorney fees) reasonably incurred by or imposed upon such member, individual or Employee which arise as a result of his actions or failure to act in connection with the operation and administration of the Program and the Trust, to the extent lawfully allowable; provided that to the extent that such claim, liability, fine, penalty or expense is paid for by liability insurance purchased by or paid for by the Company, reimbursement shall be limited to amounts which would not cause the loss of coverage under such insurance and further provided that to the extent that the Company has reimbursed the Employee, the Company shall be subrogated to the Trustee's rights to reimbursement under such insurance. Notwithstanding the foregoing, the Company shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless the Company consents in writing to such settlement or compromise. Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Company in the specific case upon receipt of an undertaking by or on behalf of the member of the Committee, member of the Board of Directors, individual Trustee or Employee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company as authorized in this Section 16.2.

        16.3 Employees' Trust. This Program is created for the exclusive purpose of providing benefits to the Participants in the Program and their Beneficiaries, and shall be interpreted in a manner consistent with its being a Plan described in Section 401(a) of the Internal Revenue Code and with the Trust's being a Trust exempt under Section 501(a) of the Internal Revenue Code.

        16.4 Nonalienation of Benefits. Benefits payable under this Program shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Program; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute on, levy or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder. The foregoing provisions of this Section 16.4(a) shall not preclude the (1) enforcement of a Federal tax levy made pursuant to
     Section 6331 of the Internal Revenue Code or (2) collection by the United States on a judgment resulting from an unpaid tax assessment.

        16.5   Qualified Domestic Relations Order.

               (a) Qualified Domestic Relations Order means any judgment, decree, or order (including approval of a property settlement agreement):

                    (1) which is made pursuant to a state domestic relations law (including a community property law),

                    (2) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant,

                    (3) which creates or recognizes the existence of an alternate payee's right to receive all or a portion of the Participant's Net Balance Account under the Program, and

                    (4) with respect to which the requirements of paragraphs (b) and (c) are met.

               (b) A domestic relations order can be a Qualified Domestic Relations Order only if such order clearly specifies:

                    (1) the name and the last known mailing address, if any, of the Participant and the name and mailing address of each alternate payee covered by the order,

                    (2) the amount or percentage of the Participant's Accrued Benefit to be paid by the Program to each such alternate payee, or the manner in which such amount or percentage is to be determined,

                    (3) the number of payments or period to which such order applies, and

                    (4)  each Plan to which such order applies.

               (c) A domestic relations order can be a Qualified Domestic Relations Order only if such order does not:

                    (1) require the plan to provide any type or form of benefit, or any option not otherwise provided under the Program,

                    (2) require the Program to provide increased benefits (determined on the basis of actuarial value), or

                    (3) require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a Qualified Domestic Relations Order.

               (d) In the case of any payment before a Participant has had a Termination of Employment, a domestic relations order shall not be treated as failing to meet the requirements of Section 16.5(c)(1) solely because such order requires that payment of benefits be made to an alternate payee:

                    (1) without regard to the Participant's attainment of ansppeecified age;

                    (2) as if the Participant had retired on the date on which such payment is to begin under such order; and

                    (3) in any form in which such benefits may be paid under the Program to the Participant (other than in the form of a Qualified Joint and Survivor Annuity with respect to the alternate payee and his or her subsequent spouse).

               (e) To the extent provided in any Qualified Domestic Relations Order the former spouse of a Participant if married to the Participant for at least one year, shall be treated as the surviving spouse of such Participant for purposes of consenting to the waiver of a Qualified Joint and Survivor Annuity as provided in Sections 11.2(f) and 11.10 and the naming of another Beneficiary to the extent provided in Sections 11.3 and 11.10.

               (f) Notwithstanding anything to the contrary in Article X, if, pursuant to a Qualified Domestic Relations Order, a segregated account is established containing the interest of an alternate payee, the alternate payee shall direct the manner in which such segregated account shall be invested in accordance with the procedures under Article X; provided that such segregated account shall remain invested in the same manner as the assets were invested before the account was segregated until the alternate payee's election in accordance with this
          Section 16.5(f) becomes effective.

        16.6 Unclaimed Amounts. Unclaimed amounts shall consist of the amounts of the Accounts of a retired, deceased or terminated Participant (including amounts held in the Holding Fund with respect to checks which are distributed but which are not cashed) which cannot be distributed because of the Committee's inability, after a reasonable search, to locate a Participant or his Beneficiary within a period of two (2) years after the payment of benefits becomes due.

               (a) Unclaimed amounts with respect to Accounts held in the Profit Sharing Plan portion of the Program for a Plan Year shall become a Forfeiture and shall be allocated for such Plan Year as determined in accordance with Section 7.1 hereof, within a reasonable time after the close of the Plan Year in which such two-year period shall end.

               (b) The Committee shall allocate Forfeitures with respect to Accounts held in the McDESOP portion of the Program to Participants' Participant Elected Contribution Accounts and Employer Matching Contribution Accounts by crediting such Forfeitures to the McDESOP and Leveraged ESOP Holding Fund as of the Valuation Date following the date the amount of such Forfeitures is determined for the immediately preceding Plan year but not later than March 31 of the year following the Plan year with respect to which such Forfeitures occurred.

               (c) Forfeitures arising in respect to a Leveraged ESOP Account to Participants' Leveraged ESOP Accounts shall be allocated in the same manner as Forfeitures under Section 7.3 are allocated to such Accounts.

               (d) As of the last day of the Plan Year, Forfeitures arising in respect to the Stock Sharing Accounts of Participants shall be charged with the expenses of the Stock Sharing portion of the Program without regard to the limitations on reimbursement for expenses prescribed by Section 409(l) of the Internal Revenue Code. Any net Forfeitures after such charges and charges pursuant to Section 16.6(e) shall be allocated as income of the Stock Sharing portion of the Program as provided in Section 10.13(b).

               (e) If an unclaimed amount is subsequently properly claimed by the Participant or the Participant's Beneficiary ("Reclaimed Amount") and unless an Employer in its discretion makes a contribution to the Program for such year in an amount sufficient to pay such Reclaimed Amount, it shall be charged as follows:

                    (1) To the extent such Reclaimed Amount originated as an unclaimed amount with respect to the Accounts held in the Profit Sharing Plan portion of the Program, it shall be charged against Forfeitures from the Profit Sharing portion of the Program and, if such Forfeitures are not sufficient, the remainder shall be treated as an expense of the Profit Sharing Plan portion of the Program during the Plan Year in which the Participant or Beneficiary makes such claim.

                    (2) To the extent that the Reclaimed Amount originated as an unclaimed amount with respect to the amounts held in the McDESOP portion of the Program it shall be charged against Forfeitures for the Plan Year with respect to Participants' Participant Elected Contribution Accounts and Employer Matching Contribution Accounts and, to the extent such Forfeitures are not sufficient, shall be treated as an expense of the McDESOP portion of the Program.

                    (3) To the extent that such Reclaimed Amount originated as an unclaimed amount in respect to an Leveraged ESOP Account, it shall be treated as a charge against Forfeitures arising under Sections 11.4 and 16.6 for the Plan Year with respect to Participants' Leveraged ESOP Accounts and, to the extent such Forfeitures are not sufficient, shall be treated as an expense of the Leveraged ESOP portion of the Program.

                    (4) To the extent that such Reclaimed Amount originated as an unclaimed amount with respect to a Stock Sharing Account, it shall be treated as a charge against Forfeitures arising under Section 16.6 for the Plan Year with respect to Participants' Stock Sharing Accounts and, to the extent that such Forfeitures are not sufficient, shall be treated as an expense of the Stock Sharing portion of the Program.

        16.7 Maximum Age Condition. Anything to the contrary herein notwithstanding, eligibility to participate in the Program and to elect or receive allocations of contributions to the Trust shall not be subject to any restrictions on account of a maximum age condition.

        16.8 Invalidity of Certain Provisions. If any provision of this Program shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Program shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

        16.9 Gender and Number. Except when otherwise indicated by the context, any masculine terminology herein shall also include the feminine and the singular shall also include the plural.

        16.10 Law Governing. This Program and Trust shall be construed and enforced according to the laws of the State of Illinois other than its laws respecting choice of law, to the extent not preempted by ERISA.

          Executed in multiple originals this 18th day of December, 1995.

                                   McDonald's Corporation


                                   By:  /s/ Stanley R. Stein
                                        -------------------------
                                        Stanley R. Stein

                                   Its: Senior Vice President